                                                                  EXHIBIT 10.27



                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                      among

                         STANDARD AUTOMOTIVE CORPORATION

                                       and

                         CRITICAL COMPONENTS CANADA LTD,
                                  as Borrowers,

                       The Several Banks From Time to Time
                                 Parties Hereto,

                         PNC BANK, NATIONAL ASSOCIATION,
                            As Administrative Agent,

                             ING (U.S.) CAPITAL LLC,

                                       and

                         PNC BANK, NATIONAL ASSOCIATION,
                           As Joint Syndication Agents

                                       and

                            PNC CAPITAL MARKETS, INC.

                                       and

                                ING BARINGS LLC,
                               As Joint Arrangers

                           Dated as of April 25, 2000

                         $125,000,000 CREDIT FACILITIES





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                                TABLE OF CONTENTS

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
1. DEFINITIONS    ................................................................................................2

         1.1      Defined Terms...................................................................................2
         1.2      Other Definitional Provisions..................................................................22

2. REVOLVING CREDIT LOANS; LETTERS OF CREDIT.....................................................................22

         2.1      Revolving Credit Commitments...................................................................22
         2.2      Revolving Credit Notes.........................................................................23
         2.3      Procedure for Revolving Credit Loans...........................................................23
         2.4      L/C Commitment.................................................................................24
         2.5      Procedure for Issuance of Letters of Credit....................................................24
         2.6      Fees, Commissions and Other Charges............................................................24
         2.7      L/C Participation..............................................................................25
         2.8      Reimbursement Obligation of SAC................................................................25
         2.9      Obligations Absolute...........................................................................25
         2.10     Letter of Credit Payments......................................................................26
         2.11     Application....................................................................................26
         2.12     Existing Letters of Credit.....................................................................26

2A.  Acquisition Loans...........................................................................................26

         2A.1     Acquisition Loan Commitment....................................................................26
         2A.2     Acquisition Notes..............................................................................27
         2A.3     Procedure for Acquisition Loans................................................................27

3. TERM LOANS     28

         3.1      Term Loans.....................................................................................28
         3.2      Term Notes.....................................................................................28
         3.3      Procedure for Term Loans.......................................................................28
         3.4      Repayment of Term Loans........................................................................28

4. CANADIAN DOLLAR REVOLVING CREDIT LOANS........................................................................30

         4.1      Canadian Dollar Revolving Credit Commitments...................................................30
         4.2      Canadian Dollar Revolving Credit Note..........................................................31
         4.3      Procedure for Canadian Dollar Revolving Credit Loans...........................................31

4A.  CANADIAN DOLLAR TERM LOANS..................................................................................31

         4A.1     Canadian Dollar Term Loans.....................................................................31
         4A.2     Term Notes.....................................................................................32
         4A.3     Procedure for Canadian Dollar Term Loans.......................................................32
         4A.4     Repayment of Canadian Dollar Term Loans........................................................32

4B.  INTERIM REVOLVING CREDIT LOANS..............................................................................33

         4B.1     Interim Revolving Credit Commitments...........................................................33
         4B.2     Interim Revolving Credit Note..................................................................34
         4B.3     Procedure for Interim Revolving Credit Loans...................................................34

4C.  INTERIM TERM LOANS..........................................................................................34

         4C.1     Interim Term Loans.............................................................................34
         4C.2     Term Notes.....................................................................................35
         4C.3     Procedure for Interim Term Loans...............................................................35
         4C.4     Repayment of Interim Term Loans................................................................35

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5. GENERAL PROVISIONS APPLICABLE TO LOANS........................................................................36

         5.1      Fees...........................................................................................36
         5.2      Interest Rates and Payment Dates...............................................................37
         5.3      Default Interest...............................................................................38
         5.4      Inability to Determine Interest Rate...........................................................38
         5.5      Termination and Reduction of Commitments.......................................................38
         5.6      Optional Prepayment of Loans...................................................................39
         5.7      Mandatory Prepayments..........................................................................40
         5.8      Illegality.....................................................................................41
         5.9      Requirements of Law............................................................................42
         5.10     Taxes..........................................................................................43
         5.11     Indemnity......................................................................................44
         5.12     Pro Rata Treatment of Loans, L/C's and Payments; Commitment Fees...............................44
         5.13     Payments.......................................................................................45
         5.14     Conversion and Continuation Options............................................................46
         5.15     Minimum Amounts of Tranches; Maximum Number of Tranches........................................46
         5.16     Use of Proceeds................................................................................47

6. REPRESENTATIONS AND WARRANTIES................................................................................47

         6.1      Financial Condition............................................................................47
         6.2      No Change......................................................................................47
         6.3      Corporate Existence; Compliance With Law.......................................................47
         6.4      Corporate Power; Authorization; Enforceable Obligations........................................48
         6.5      No Legal Bar...................................................................................48
         6.6      No Material Litigation.........................................................................48
         6.7      No Default.....................................................................................48
         6.8      Taxes..........................................................................................48
         6.9      Federal Regulations............................................................................48
         6.10     ERISA..........................................................................................49
         6.10A    Employee Benefits..............................................................................49
         6.11     Investment Company Act.........................................................................50
         6.12     Purpose of Loans...............................................................................50
         6.13     Environmental Matters..........................................................................50
         6.14     No Material Misstatements......................................................................51
         6.15     Ownership of Properties; Liens.................................................................51
         6.16     Intellectual Property..........................................................................51
         6.17     No Burdensome Restrictions.....................................................................51
         6.18     Security Interests.............................................................................51
         6.19     Airborne and Arell Acquisitions; Amalgamation Agreement........................................51
         6.20     Solvency.......................................................................................52
         6.21     Public Utility Holding Company Act.............................................................52

7. CONDITIONS PRECEDENT..........................................................................................52

         7.1      Conditions to Initial Extension of Credit......................................................52
         7.2      Conditions to Acquisition Loans................................................................55
         7.3      Conditions to Each Extension of Credit.........................................................57


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8. AFFIRMATIVE COVENANTS.........................................................................................58

         8.1      Financial Statements...........................................................................58
         8.2      Certificates; Other Information................................................................58
         8.3      Payment of Obligations.........................................................................59
         8.4      Conduct of Business and Maintenance of Existence...............................................59
         8.5      Maintenance of Property; Insurance.............................................................60
         8.6      Inspection of Property; Books and Records; Discussions.........................................60
         8.7      Notices........................................................................................60
         8.8      Environmental Laws.............................................................................60
         8.9      Pledge of Real Property........................................................................61
         8.10     Management Changes.............................................................................61
         8.11     Interest Rate Protection.......................................................................61

9. NEGATIVE COVENANTS............................................................................................61

         9.1      Financial Condition Covenants..................................................................61
         9.2      Limitation on Liens............................................................................63
         9.3      Limitation of Indebtedness.....................................................................63
         9.4      Limitations on Fundamental Changes.............................................................64
         9.5      Limitation on Sale of Assets...................................................................64
         9.6      Limitation on Distributions....................................................................65
         9.7      Transactions With Affiliates...................................................................65
         9.8      Sale and Leaseback.............................................................................65
         9.9      Landlord Waivers...............................................................................65
         9.10     Limitation on Contingent Obligations...........................................................65
         9.11     Limitation on Investments, Loans and Advances..................................................65
         9.12     Limitation on Optional Payments and Modifications of Debt Instruments..........................66
         9.13     Limitation on Negative Pledge Clauses..........................................................66
         9.14     Fiscal Year....................................................................................66
         9.15     Limitation on Conduct of Business..............................................................66
         9.16     Limitation on Capital Expenditures.............................................................66
         9.17     Payments on Ranor Notes or Notes Issued in Connection With the Arell Acquisition or the
                  Airborne Acquisition...........................................................................67

10. EVENTS OF DEFAULT............................................................................................67

         10.1     Events of Default..............................................................................67
         10.2     Priority of Application of Proceeds............................................................69
         10.3     Turnover of Proceeds...........................................................................71



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11. THE AGENTS    ...............................................................................................71

         11.1     Appointment....................................................................................71
         11.2     Delegation of Duties...........................................................................71
         11.3     Exculpatory Provisions.........................................................................71
         11.4     Reliance by Agents.............................................................................71
         11.5     Notice of Default..............................................................................72
         11.6     Non-Reliance on Agent and Other Banks..........................................................72
         11.7     Indemnification................................................................................72
         11.8     Agents in Their Individual Capacities..........................................................72
         11.9     Successor Administrative Agent.................................................................72
         11.10    Beneficiaries..................................................................................73
         11.11    Co-Agents, Arranger and Lead Manager...........................................................73
         11.12    Canadian Security Documents....................................................................73

12. MISCELLANEOUS 73

         12.1     Amendments and Waivers.........................................................................73
         12.2     Notices........................................................................................74
         12.3     No Waiver; Cumulative Remedies.................................................................74
         12.4     Survival of Representations and Warranties.....................................................74
         12.5     Payment of Expenses and Taxes..................................................................74
         12.6     Successors and Assigns.........................................................................75
         12.7     Disclosure of Information......................................................................77
         12.8     Adjustments; Set-off...........................................................................77
         12.9     Counterparts...................................................................................78
         12.10    Severability...................................................................................78
         12.11    Power of Attorney..............................................................................78
         12.12    Judgment.......................................................................................78
         12.13    Integration....................................................................................79
         12.14    GOVERNING LAW..................................................................................79
         12.15    Submission to Jurisdiction; Waivers............................................................79
         12.16    Acknowledgements...............................................................................79
         12.17    Contribution...................................................................................79
         12.18    No Right of Contribution Upon the Occurrence of an Event of Default............................80
         12.19    WAIVERS OF JURY TRIAL..........................................................................80

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SCHEDULES

SCHEDULE I                 Bank and Commitment Information
SCHEDULE II                List of Subsidiaries
SCHEDULE III               List of Existing Letters of Credit
SCHEDULE IV                List of Permitted Exceptions
SCHEDULE V                 Existing Indebtedness
SCHEDULE VI                List of Filing Locations
SCHEDULE VII               Existing Contingent Obligations
SCHEDULE VIII              Existing Litigation
SCHEDULE 2.14              Amortization of Acquisition Notes
SCHEDULE 12.2              Address for Notices

EXHIBITS
EXHIBIT A-1                Form of Revolving Credit Note
EXHIBIT A-2                Form of Acquisition Note
EXHIBIT A-3                Form of Term Note
EXHIBIT A-4                Form of Canadian Dollar Revolving Credit Note
EXHIBIT A-5                Form of Canadian Dollar Term Note
EXHIBIT A-6                Form of Interim Revolving Credit Note
EXHIBIT A-7                Form of Interim Term Note
EXHIBIT B                  Form of Assignment and Assumption Agreement
EXHIBIT C                  Form of Guaranty (U.S.)
EXHIBIT C-1                Form of Guaranty (Canada)
EXHIBIT D-1                [Intentionally Omitted]
EXHIBIT D-2                Form of Canadian Pledges
EXHIBIT E                  Form of Security Agreement (U.S.)
EXHIBIT F-1                Form of Notice of Borrowing For Revolving Credit Loans
EXHIBIT F-2                Form of Notice of Borrowing For Canadian Dollar Revolving Credit Loans
EXHIBIT G-1                Matters to be Covered in Legal Opinion of Morgan, Lewis & Bockius
EXHIBIT G-2                Matters to be Covered in Legal Opinion of Special Canadian Counsel
                           (Title Opinion)
EXHIBIT G-3                Matters to be Covered in Legal Opinion of Special Canadian Counsel (Pre-Amalgamation)
EXHIBIT G-4                Matters to be Covered in Legal Opinion of Special Canadian Counsel (Post-Amalgamation)
EXHIBIT G-5                Matters to be Covered in Legal Opinion of Special Canadian Counsel to the Lender
EXHIBIT H                  Form of Mortgage (U.S.)
EXHIBIT I                  Form of Demand Debenture
EXHIBIT J                  Form of Pledge Agreement (U.S.)
EXHIBIT K                  Form of Debenture Pledge Agreement
EXHIBIT L                  Form of Quebec Hypothecation Agreement
EXHIBIT M                  Form of Amalgamation Agreement

         AGREEMENT, dated as of April 25, 2000, among STANDARD AUTOMOTIVE CORPORATION, a Delaware corporation ("SAC"), CRITICAL COMPONENTS CANADA LTD, a Quebec corporation, formerly known as 9088-0642 Quebec Inc. ("CC Canada") (SAC and CC Canada each individually a "Borrower"; collectively, the "Borrowers"); the several banks and other financial institutions from time to time parties hereto (the "Banks"); PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the "Administrative Agent") for the Banks hereunder; ING (U.S.) CAPITAL LLC, as Syndication Agent (in such capacity, the "Syndication Agent"); and PNC CAPITAL MARKETS, INC. and ING BARINGS LLC, as Joint Arrangers (in such capacity, each individually, an "Arranger"; collectively the "Arrangers").

                              W I T N E S S E T H:

         WHEREAS, CC Canada has entered into (i) the Airborne Acquisition Agreement (as hereinafter defined) pursuant to which it will effect the Airborne Acquisition (as hereinafter defined) and (ii) the Arell Acquisition Agreement (as hereinafter defined) pursuant to which it will effect the Arell Acquisition (as hereinafter defined);

         WHEREAS, immediately following completion of the Arell Acquisition, Arell and CC Canada will amalgamate under the name Atelier D'Usinage Arell Ltee, in accordance with the Amalgamation Agreement (the "Amalgamation"), and at all times thereafter all references in this Agreement to CC Canada shall mean the corporation created by such amalgamation;

         WHEREAS, the Borrowers have requested the Banks to:

         (a) amend and restate the terms of the Amended and Restated Credit Agreement, dated as of June 16, 1999 (the "Existing Credit Agreement"), among SAC, the guarantors party thereto, the banks party thereto (the "Existing Banks") and PNC Bank, as agent thereunder, on the terms and provisions set forth herein;

         (b) subject to the terms and conditions of this Agreement, continue Term Loan A-Loans and Term Loan A-1 Loans (each as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement;

         (c) subject to the terms and conditions of this Agreement, continue Term Loan B Loans (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement hereunder;

         (d) extend the Term Loan A Maturity Date (as defined in the Existing Credit Agreement) to April 26, 2006;

         (e) extend the Term Loan B Maturity Date (as defined in the Existing Credit Agreement) to April 26, 2007;

         (f) subject to the terms and conditions of this Agreement, continue Revolving Credit Loans (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement hereunder;

         (g) extend the maturity date of the Revolving Credit Loans to April 26, 2005;

         (h) increase the revolving credit commitments in accordance with the terms hereof;

         (i) upon satisfaction of certain conditions specified herein, make available an acquisition credit facility in the principal amount of $25,000,000 the proceeds of which shall be used to finance acquisitions (other than the Airborne Acquisition and the Arell Acquisition) and fees and expenses incurred in connection therewith; and

         (j) make available to CC Canada revolving credit loans and/or term loans in an aggregate principal amount outstanding not to exceed $27,500,000, the proceeds of which would be used to finance a portion of the purchase price of the Airborne Acquisition, the Arell Acquisition and the Amalgamation and fees and expenses incurred in connection therewith, and for working capital purposes in the ordinary course of business; and

         WHEREAS, the Banks are willing on the terms and subject to the conditions hereinafter set forth, to:

         (a) amend, restate, consolidate, evidence and substitute for, but not be a prepayment, satisfaction or cancellation of, the terms and conditions of the Existing Credit Agreement as set forth herein;

         (b) continue such loans and such commitments hereunder as Loans and Commitments;

         (c) make such additional loans; and

         (d) increase such revolving credit commitment hereunder as Revolving Credit Commitments and such term loan commitment hereunder as Term Loan Commitments;

         NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereafter set forth and intending to be legally bound hereby, covenant and agree to amend and restate the Existing Credit Agreement as follows:

                                 1. DEFINITIONS

1.1      Defined Terms.

                  As used in this Agreement, the following terms shall have the following meanings:


                  "Acquired Business": with respect to any Permitted Acquisition, the Person the common stock or other ownership interest of which is acquired in such Permitted Acquisition, or the business unit, division or subdivision the assets of which are acquired in such Permitted Acquisition, as the case may be.

                  "Acquisition Closing Date": in respect of any Acquisition Loan, the date on which all of the conditions described in Section 7.2 shall have been satisfied for the Permitted Acquisition to be financed thereby.

                  "Acquisition Documents": with respect to any Permitted Acquisition, the Acquisition agreement, asset purchase agreement, agreement and plan of merger, or similar agreement regarding such Permitted Acquisition, and all other agreements, instruments and documents delivered in connection with the consummation thereof (including, without limitation, any equity financing documents related thereto).

                  "Acquisition Loan": as defined in Section 2A.1.

                  "Acquisition Loan Commitment": as to any Bank, its obligation to make Acquisition Loans to SAC pursuant to Section 2A.1 in the amount set forth opposite such Bank's name on Schedule I under the caption "Acquisition Loans" or in an Assignment and Acceptance, as such amount may be reduced from time to time in accordance with the provisions of this Agreement; provided, however, that the Acquisition Loan Commitment shall not become effective hereunder until satisfaction of all the conditions precedent to funding provided for in Section 7.2, including the delivery of the Ranor Consent and the occurrence of . the Upsizing Condition;

                  "Acquisition Loan Commitment Fee Rate": on each day during each fiscal quarter of the Borrowers, the percentage per annum set forth below opposite the Senior Debt/EBITDA Ratio shown on the Senior Debt/EBITDA Ratio Certificate required pursuant to subsection 8.2(c) to be delivered for the immediately preceding fiscal quarter:

----------------------------------------------------------------------------

             Senior Debt/EBITDA Ratio                    Commitment Fee Rate
----------------------------------------------------------------------------

Less than or equal to 2.00 to 1.0                                .375%

Less than or equal to 2.50 to 1.0 but greater                    .50%
than 2.00 to 1.0

Less than or equal to 3.00 to 1.0 but greater                    .75%
than 2.50 to 1.0

Greater than 3.00 to 1.0                                         .75%


         ; provided, however, that, (a) in the event that no Senior Debt/EBITDA Ratio Certificate has been delivered for a fiscal quarter prior to the last day of the next succeeding fiscal quarter, the Acquisition Loan Commitment Fee Rate during such fiscal quarter shall be that applicable when the Senior Debt/EBITDA Ratio is greater than 3.00 to 1.0, (b) in the event that the actual Senior Debt/EBITDA Ratio for any fiscal quarter is subsequently determined to be greater than that set forth in the Senior Debt/EBITDA Ratio Certificate for such fiscal quarter, the Acquisition Loan Commitment Fee Rate shall be recalculated for the applicable period based upon such actual Senior Debt/EBITDA Ratio and
         (c) anything in this definition to the contrary notwithstanding, until receipt by the Administrative Agent of the Senior Debt/EBITDA Ratio Certificate for the fiscal quarter ended December 31, 2000, the Acquisition Loan Commitment Fee Rate shall be that applicable when the Senior Debt/EBITDA Ratio is greater than 3.00 to 1.0; thereafter, Acquisition Loan Commitment Fee shall change on the day financial statements are delivered pursuant to subsection 8.1 and if information necessary to make such determinations is not timely delivered pursuant to such section, Acquisition Loan Commitment Fee shall be that applicable when the Senior Debt/EBITDA Ratio is greater than 3.00 to
         1.0. Any additional Acquisition Loan Commitment Fee that is due to the Banks resulting from the operation of clause (b) above shall be payable with respect to the Acquisition Loan Commitments by SAC within five (5) days after receipt of a written demand therefor from the Administrative Agent.

                  "Acquisition Loan Commitment Percentage": as to any Bank, the percentage equal to the quotient of such Bank's Acquisition Loan Commitment divided by the aggregate Acquisition Loan Commitments.

                  "Acquisition Loan Commitment Period": the period from and including the date hereof to but excluding the Acquisition Loan Commitment Termination Date, or such earlier date as the Acquisition Loan Commitments terminate as provided herein.

                  "Acquisition Loan Commitment Termination Date": April 26,
         2001.

                  "Acquisition Loan Maturity Date":  April 26, 2006.

                  "Acquisition Note": as defined in Section 2A.2. "Affiliate": as to any Person, any other Person which, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person and any member, director, officer or employee of any such Person. For purposes of this definition, "control" shall mean the power, directly or indirectly, either to (a) vote 5% or more of the securities having ordinary voting power for the election of directors of such Person or
         (b) direct or in effect cause the direction of the management and policies of such Person whether by contract or otherwise.

                  "Agents": the collective reference to the Administrative Agent, the Syndication Agent and the Arrangers.

                  "Agreement": this Amended and Restated Credit Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Airborne": means Airborne Gear Mach. Ltd., a corporation incorporated under the federal laws of Canada.

                  "Airborne Acquisition": means the acquisition of the stock of Gendow pursuant to the Airborne Acquisition Agreements.

                  "Airborne Acquisition Agreements": means that certain Acquisition Agreement, dated as of March 3, 2000, among CC Canada, SAC, Gendow, Airborne, Donald D'Aoust, 3515877 Canada Inc and each of the individuals whose names appear on the signature pages thereto, and the other documents and agreements entered into with Airborne or its Affiliates in connection therewith.

                  "Amalgamation Agreement": means that certain agreement to amalgamate to be executed by CC Canada and Arell immediately following the completion of the Arell Acquisition in the form attached hereto as Exhibit M.

                  "Applicable Margin": on any date, for a Base Rate Loan, Eurodollar Loan, Canadian Base Rate Loan or Canadian COF Rate Loan (other than any Term Loan B Loan), the percentage per annum set forth below in the column entitled Base Rate, Euro-Rate, Canadian Base Rate or Canadian COF Rate, as appropriate, opposite the Senior Debt/EBITDA Ratio shown on the last Senior Debt/EBITDA Certificate delivered by the Borrowers to the Administrative Agent pursuant to subsection 8.2(c) prior to such date:


                      SeniorDebt/EBITDA                               Eurodollar         Canadian       Canadian
                            Ratio                        Base Rate         Rate          Base Rate      COF Rate
         ------------------------------------------------------------------------------------------------------------

         Less than or equal to 2.00 to 1.0                 1.00%           2.50%           1.00%          2.50%

         Less than or equal to 2.50 to 1.0 but             1.25%           2.75%           1.25%          2.75%
         greater than to 2.00 to 1.0

         Less than or equal to 3.00 to 1.0 but             1.50%           3.00%           1.50%          3.00%
         greater than to 2.50 to 1.0

         Greater than 3.00 to 1.0 2.00% 3.50% 2.00% 3.50% ; provided, however, that (a) in the event that no Senior Debt/EBITDA Ratio Certificate has been delivered for a fiscal quarter prior to the last date on which it can be delivered without violation of subsection 8.2(c), the Applicable Margin from such date until such Senior Debt/EBITDA Ratio Certificate is actually delivered shall be that applicable when the Senior Debt/EBITDA Ratio is greater than 3.00 to 1.0; (b) in the event that the actual Senior Debt/EBITDA Ratio for any fiscal quarter is subsequently determined to be greater than that set forth in the Senior Debt/EBITDA Ratio Certificate for such fiscal quarter, the Applicable Margin shall be recalculated for the whole of the applicable period based upon such actual Senior Debt/EBITDA Ratio and (c) anything in this definition to the contrary notwithstanding, until receipt by the Administrative Agent of the Senior Debt/EBITDA Ratio Certificate for the fiscal quarter ended December 31, 2000, the Applicable Margin shall be that applicable when the Senior Debt/EBITDA Ratio is greater than
         3.00 to 1.0; thereafter Applicable Margin shall change on the day financial statements are delivered pursuant to subsection 8.1 and if information necessary to make such determination is not timely delivered pursuant to such section, Applicable Margin shall be that applicable when the Senior Debt/EBITDA Ratio is greater than 3.00 to
         1.0. Any additional interest on the Revolving Credit Loans and the Term Loans resulting from the operation of clause (b) above shall be payable by SAC to the U.S. Dollar Banks within five (5) days after receipt of a written demand therefor from the Administrative Agent. Any additional interest on the Canadian Dollar Revolving Credit Loans or the Interim Loans resulting from the operation of clause (b) above shall be payable by CC Canada to the Canadian Funding Banks within five (5) days after receipt of a written demand therefor from the Administrative Agent. "Applicable Margin" shall mean, with reference to Term Loan B Loans for which a Base Rate or Canadian Base Rate applies, 2.50% and, with reference to Term Loan B Loans for which a Euro-Rate or Canadian COF Rate applies, 4.00%.

                  "Application": in respect of each Letter of Credit issued by the Issuing Bank, an application, in such form as the Issuing Bank may specify from time to time, requesting issuance of such Letter of Credit.

                  "Arell": means Atelier D'Usinage Arell Ltee, a corporation incorporated under the laws of the Province of Quebec.

                  "Arell Acquisition": means the acquisition of the stock of Arell pursuant to the Arell Acquisition Agreements.

                  "Arell Acquisition Agreements": means that certain Acquisition Agreement, dated as of March 3, 2000, among CC Canada, SAC, Arell, Jacques Lefort, Gestion Jacques Lefort Inc., Serge Gosselin, Robert Martin, 9070-4248 Quebec Inc. and each of the individuals whose names appear on the signature pages thereto, and the other documents and agreements entered into with Arell or its Affiliates in connection therewith.

                  "Asset Sale": means any sale, lease, transfer or other disposition of assets (each referred to for the purposes of this definition as a "disposition") by SAC or any Subsidiary (other than a disposition by a Borrower to a different Borrower), other than (a) dispositions of inventory in the ordinary course of business, (b) dispositions of surplus or obsolete inventory or equipment, waste or by-product material in the ordinary course of business and (c) dispositions of Permitted Investments.

                  "Assignment and Acceptance": an assignment and acceptance entered into by a Bank and a Purchasing Bank, and accepted by the Administrative Agent, in the form of Exhibit B, or such other form as shall be approved by the Administrative Agent.

                  "Available Canadian Dollar Revolving Credit Commitments": at any particular time, an amount equal to the excess, if any, of the U.S. Dollar Equivalent of (a) the Canadian Dollar Revolving Credit Commitments at such time over (b) the aggregate unpaid principal amount of the Canadian Dollar Revolving Credit Loans at such time.

                  "Available Interim Revolving Credit Commitments": at any particular time, an amount equal to the excess, if any, of (a) the Interim Revolving Credit Commitments at such time over (b) the aggregate unpaid principal amount of the Interim Revolving Credit Loans at such time.

                  "Available Commitments": at any particular time, an amount equal to the excess, if any, of the U.S. Dollar Equivalent of the Revolving Credit Commitments and the Canadian Dollar Revolving Credit Commitments at such time over the sum of the U.S. Dollar Equivalent of
         (a) the aggregate unpaid principal amount of the Revolving Credit Loans and Canadian Dollar Revolving Credit Loans outstanding at such time and
         (b) the L/C Obligations outstanding at such time.

                  "Available Revolving Credit Commitment": at any particular time, an amount equal to the excess, if any, of the Revolving Credit Commitments at such time over the sum of (a) the aggregate unpaid principal amount of the Revolving Credit Loans at such time, and (b) the L/C Obligations outstanding at such time.

                  "Base Net Worth": shall mean the sum (measured as of the end of each fiscal year) of $32,342,400 plus 50% of Consolidated Net Income of SAC and its Subsidiaries for each fiscal year in which net income (net of preferred dividends) was earned (as opposed to a net loss) during the period from April 1, 2000 through the date of determination.

                  "Base Rate": for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be.

                  "Base Rate Loans": Loans bearing interest at a rate determined by reference to the Base Rate.

                  "Borrowing": a group of Loans of a single Type made by the U.S. Dollar Banks or the Canadian Funding Banks, as the case may be, on a single date and as to which a single Interest Period is in effect.

                  "Borrowing Date": any Business Day on which a Loan is to be made at the request of a Borrower under this Agreement.

                  "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New Jersey are authorized or required by law to close; provided, however, that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London Interbank Market, provided, further, however, that when used in connection with a Canadian Dollar Revolving Credit Loan, the term "Business Day" shall exclude any day on which banks in Montreal, Canada are authorized or required by law to close.

                  "Canadian Base Rate": for any day, a rate per annum equal to the Canadian Prime Rate in effect on such day. Any change in the Canadian Base Rate due to a change in the Canadian Prime Rate shall be effective on the effective date of such change in the Canadian Prime Rate.

                  "Canadian Base Rate Loans": Loans bearing interest at a rate determined by reference to the Canadian Base Rate.

                  "Canadian COF Rate": the cost at which the Canadian Funding Banks can obtain Canadian Dollar funds for a period comparable in duration to the Interest Period requested by CC Canada in connection with a Canadian COF Rate Loan, as such cost is determined by the Canadian Funding Banks.

                  "Canadian COF Rate Loans": Loans bearing interest at a rate determined by reference to the Canadian COF Rate.

                  "Canadian Dollar Borrowing Base": means, as of any date of determination, the sum of the U.S. Dollar Equivalent of (a) eighty-five percent (85%) of the aggregate face amount of all Canadian Eligible Receivables at such date, and (b) fifty percent (50%) of the book value of all Canadian Eligible Inventory at such date.

                  "Canadian Dollar Borrowing Base Certificate": as defined in subsection 8.2(f)(ii).

                  "Canadian Dollar Revolving Credit Commitments": as to any Canadian Funding Bank, the obligation of such Bank to make Canadian Dollar Revolving Credit Loans in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Bank's name on Schedule I hereto under the caption "Canadian Dollar Revolving Credit Commitments," as such amount may be changed from time to time in accordance with the provisions of this Agreement.

                  "Canadian Dollar Revolving Credit Commitment Percentage": as to any Canadian Funding Bank at any time, the percentage which such Bank's Canadian Dollar Revolving Credit Commitment then constitutes of the aggregate Canadian Dollar Revolving Credit Commitments at such time (or, at any time after the Canadian Dollar Revolving Credit Commitments shall have expired or terminated, the percentage which the amount of such Canadian Funding Bank's Canadian Dollar Revolving Credit Exposure constitutes of the aggregate amount of the Canadian Dollar Revolving Credit Exposure of all Canadian Funding Banks at such time).

                  "Canadian Dollar Revolving Credit Exposure": at any date, an amount equal to the U.S. Dollar Equivalent of the aggregate principal amount of Canadian Dollar Revolving Credit Loans made by the Canadian Funding Banks then outstanding.

                  "Canadian Dollar Revolving Credit Loans": as defined in subsection 4.1.

                  "Canadian Dollar Revolving Credit Note": as defined in subsection 4.2, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Canadian Dollars", "CAN Dollars" or "CAN $": dollars in lawful currency of Canada.

                  "Canadian Dollar Term Loan": shall mean either a Canadian Dollar Term Loan A Loan or a Canadian Dollar Term Loan B Loan.

                  "Canadian Dollar Term Loan A Commitment": as to any Canadian Funding Bank, the obligation of such Bank to make a Canadian Dollar Term Loan A Loan to CC Canada in an aggregate amount not to exceed the amount set forth opposite such Bank's name on Schedule I hereto under the caption "Canadian Dollar Term Loan A Commitment," as such amount may be changed from time to time in accordance with the provisions of this Agreement.

                  "Canadian Dollar Term Loan A Commitment Percentage": as to any Canadian Funding Bank at any time, the percentage which such Bank's outstanding Canadian Dollar Term Loan A Loan then constitutes of the aggregate outstanding Canadian Dollar Term Loan A Loans of the Canadian Funding Banks at such time.

                  "Canadian Dollar Term Loan A Commitment Percentages": the aggregate Canadian Dollar Term Loan A Percentages of all the Canadian Funding Banks.

                  "Canadian Dollar Term Loan A Commitments": the aggregate Canadian Dollar Term Loan A Commitments of all the Canadian Funding Banks.

                  "Canadian Dollar Term Loan A Loan": shall have the meaning assigned to that term in Section 4A.1.

                  "Canadian Dollar Term Loan A Loans": shall mean collectively all of the Canadian Dollar Term Loan A Loans.

                  "Canadian Dollar Term Loan A Maturity Date": shall have the meaning given to such term in Section 4A.2.

                  "Canadian Dollar Term Loan B Commitment": as to any Canadian Funding Bank, the obligation of such Bank to make a Canadian Dollar Term Loan B Loan to CC Canada in an aggregate amount not to exceed the amount set forth opposite such Bank's name on Schedule I hereto under the caption "Canadian Dollar Term Loan B Commitment," as such amount may be changed from time to time in accordance with the provisions of this Agreement.

                  "Canadian Dollar Term Loan B Commitment Percentage": as to any Canadian Funding Bank at any time, the percentage which such Bank's outstanding Canadian Dollar Term Loan B Loan then constitutes of the aggregate outstanding Canadian Dollar Term Loan B Loans of the Canadian Funding Banks at such time.

                  "Canadian Dollar Term Loan B Commitment Percentages": the aggregate Canadian Dollar Term Loan B Percentages of all the Canadian Funding Banks.

                  "Canadian Dollar Term Loan B Commitments": the aggregate Canadian Dollar Term Loan B Commitments of all the Canadian Funding Banks.

                  "Canadian Dollar Term Loan B Loan": shall have the meaning assigned to that term in Section 4A.1.

                  "Canadian Dollar Term Loan B Loans": shall mean collectively all of the Canadian Dollar Term Loan B Loans.

                  "Canadian Dollar Term Loan B Maturity Date": shall have the meaning given to such term in Section 4A.2.

                  "Canadian Dollar Term Loans": shall mean collectively all of the Canadian Dollar Term Loans.

                  "Canadian Dollar Term Note A": shall have the meaning assigned to that term in Section 4A.2.

                  "Canadian Dollar Term Note B": shall have the meaning assigned to that term in Section 4A.2.

                  "Canadian Dollar Term Notes": shall mean each Canadian Dollar Term Note A and each Canadian Dollar Term Note B, as each may be amended, supplemented or otherwise modified from time to time.

                  "Canadian Eligible Inventory": means, as of any date of determination, all Eligible Inventory of CC Canada and its Subsidiaries at such date.

                  "Canadian Eligible Receivables": means, as of any date of determination, all Eligible Receivables of CC Canada and its Subsidiaries at such date.

                  "Canadian Funding Bank": at any time, the Bank or Banks which at that time are obligated, subject to the terms of this Agreement, to make Canadian Dollar Revolving Credit Loans or Canadian Dollar Term Loans under the applicable Commitments or, after the applicable Commitments are terminated, have any Canadian Dollar Revolving Credit Loans or Canadian Dollar Term Loans then outstanding.

                  "Canadian Guarantee": the Guarantee and Postponement of Claims to be executed in the form of Exhibit C-1 attached hereto by Gendow and Airborne, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Canadian Pledges": the Movable Hypothecs with Delivery to be executed in the form of Exhibit D-2 attached hereto by CCC, CC Canada and Gendow, respectively and "Canadian Pledge" means any of the foregoing, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Canadian Prime Rate": the average of the respective rates of interest per annum notified by the Administrative Agent by each of the Canadian Funding Banks as their publicly announced prime rate from time to time in effect at their respective principal office; each change in the Canadian Prime Rate shall be effective on the date such change is publicly announced as effective.

                  "Canadian Security Documents": the collective reference to the Debentures, the Debenture Pledge Agreements, the Quebec Hypothec, the Quebec Hypothecation Agreements, the Canadian Guarantees and the Canadian Pledges.

                  "Capital Lease": at any time, a lease which the lessee is required to account for as a capital lease on its balance sheet in accordance with GAAP.

                  "Capital Lease Obligation": of any Person as of the date of determination, the obligations of such Person to pay rent and other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP.

                  "Capital Stock": any and all shares, interests, participation or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                  "CC Canada": has the meaning ascribed thereto in the preamble.

                  "CCC": means Critical Components Corporation, a Delaware corporation.

                  "Closing Date": the date on which the Banks make their initial Loans hereunder.

                  "Co-Agents": the collective reference to all of the Agents other than the Administrative Agent.

                  "Code": the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral": all property and interests in property and proceeds thereof now owned or hereafter acquired by any Borrower or any Guarantor in or upon which a Lien shall be created or purported to be created under any of the Security Documents.

                  "Commercial Letter of Credit": as defined in subsection 2.4(b)(i)(B).

                  "Commitment Fees": those certain fees payable to the Banks on the unused Commitments as described in subsection 5.1(a).

                  "Commitment Fee Rate": on each day during each fiscal quarter of the Borrowers, the percentage per annum set forth below opposite the SeniorDebt/EBITDA Ratio shown on the SeniorDebt/EBITDA Ratio Certificate required pursuant to subsection 8.2(c) to be delivered for the immediately preceding fiscal quarter:


                  SeniorDebt/EBITDA Ratio                Commitment Fee Rate
    ------------------------------------------------------------------------

     Less than or equal to 2.00 to 1.0                           .375%

     Less than or equal to 2.50 to 1.0 but greater               .50%
     than 2.00 to 1.0

     Less than or equal to 3.00 to 1.0 but greater               .50%
     than 2.50 to 1.0

     Greater than 3.00 to 1.0                                    .50%

         ; provided, however, that, (a) in the event that no Senior Debt/EBITDA Ratio Certificate has been delivered for a fiscal quarter prior to the last day of the next succeeding fiscal quarter, the Commitment Fee Rate during such fiscal quarter shall be that applicable when the Senior Debt/EBITDA Ratio is greater than 3.00 to 1.0; (b) in the event that the actual Senior Debt/EBITDA Ratio for any fiscal quarter is subsequently determined to be greater than that set forth in the Senior Debt/EBITDA Ratio Certificate for such fiscal quarter, the Commitment Fee Rate shall be recalculated for the whole of the applicable period based upon such actual Senior Debt/EBITDA Ratio and (c) anything in this definition to the contrary notwithstanding, until receipt by the Administrative Agent of the Senior Debt/EBITDA Ratio Certificate for the fiscal quarter ended December 31, 2000, the Commitment Fee Rate shall be that applicable when the Senior Debt/EBITDA Ratio is greater than 3.00 to 1.0; thereafter, Commitment Fee Rate shall change on the day financial statements are delivered pursuant to subsection 8.1 and if information necessary to make such determination is not timely delivered pursuant to such section, Commitment Fee Rate shall be that applicable when the Senior Debt/EBITDA Ratio is greater than 3.00 to
         1.0. Any additional Commitment Fee that is due to the Banks resulting from the operation of clause (b) above shall be payable (a) with respect to the Revolving Credit Commitments, by SAC, and (b) with respect to the Canadian Dollar Revolving Credit Commitments, by CC Canada, in each case within five (5) days after receipt of a written demand therefor from the Administrative Agent.

                  "Commitment Period": with respect to the Revolving Credit Commitment, Interim Revolving Credit Commitment or the Canadian Dollar Revolving Credit Commitment, the period from and including the date hereof to but not including the Revolving Credit Maturity Date, or such earlier date on which such Commitment shall terminate as provided herein.

                  "Commitments": the Revolving Credit Commitments, the Acquisition Loan Commitments, the Interim Revolving Credit Commitments, the Term Loan A Commitments, the Term Loan B Commitments, the Interim Term Loan A Commitments, the Interim Term Loan B Commitments, the Canadian Dollar Revolving Credit Commitments and the Canadian Dollar Term Loan Commitments.

                  "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with SAC within the meaning of Section 4001 of ERISA or is part of a group which includes SAC and which is treated as a single employer under Section 414(b) or (c) of the Code, and for purposes of Section 302 of ERISA and/or Section 412, 4971, 4977 and/or each "applicable section" under Section 414(t) (2) of the Code, within the meaning of Section 414(b), (c), (m) or (o) of the Code.

                  "Consolidated Capital Expenditures": for any period, the gross amount of additions during such period to the fixed assets, property, plant and equipment of SAC and its Subsidiaries, all as such additions would be reflected on a consolidated balance sheet of SAC and its Subsidiaries prepared in accordance with GAAP less the Net Proceeds in such period from any Asset Sale permitted under subsection 9.5(e).

                  "Consolidated EBITDA": for any period, Consolidated Net Income for such period, plus the amount of income taxes, interest expense, depreciation and amortization deducted from earnings in determining such Consolidated Net Income; provided that, there shall be excluded therefrom (a) any addition for non-operating gains (including, without limitation, extraordinary or unusual gains, gains from discontinuance of operations or gains arising from the sale of capital assets) and (b) any subtraction for non-operating losses during such period (including, without limitation, extraordinary or unusual losses, losses from the discontinuance of operations or losses arising from the sale of capital assets).

                  "Consolidated Fixed Charges": for any period the sum of (a) Consolidated Interest Expense for such period; (b) required amortization of Indebtedness (other than Indebtedness hereunder or under the other Loan Documents), determined on a consolidated basis in accordance with GAAP, for the period involved; and (c) required amortization of the Loans pursuant to subsection 3.4.

                  "Consolidated Interest Expense": for any period, the amount of cash interest expense deducted from earnings of SAC and its Subsidiaries in determining Consolidated Net Income for such period in accordance with GAAP.

                  "Consolidated Net Income": for any fiscal period, the net income (or loss) after income taxes of SAC and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Net Worth": as of the date of determination, all items which in conformity with GAAP would be included under shareholders' equity on a consolidated balance sheet of SAC and its Subsidiaries at such date.

                  "Consolidated Total Debt": at any date, without duplication, the aggregate of all Indebtedness of SAC and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "Contingent Obligation": as to any Person any guarantee of payment or performance by such Person or any Indebtedness or other obligation of any other Person, or any agreement to provide financial assurance with respect to the financial condition, or the payment of the obligations of, such other Person (including, without limitation, purchase or repurchase agreements, reimbursement agreements with respect to letters of credit or acceptances, indemnity arrangements, grants of security interests to support the obligations of another Person, keepwell agreements and take-or-pay or through-put arrangements) which has the effect of assuring or holding harmless any third Person against loss with respect to one or more obligations of such third Person; provided, however, the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of any Person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made and
         (b) the maximum amount for which such contingently liable Person may be liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless such primary obligation and the maximum amount for which such contingently liable Person may be liable are not stated or determinable, in which case the amount of such Contingent Obligation shall be such contingently liable Person's maximum reasonably anticipated liability in respect thereof as determined by SAC in good faith.

                  "Contractual Obligation": as to any Person, any provision of any security issued by such Person or any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Debenture ": the debentures to be executed in the form of
         Exhibit I attached hereto by CC Canada, Gendow and Airborne, respectively, and "Debenture" means any one of the foregoing, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Debenture Pledge Agreements": the debenture pledge agreements to be executed in the form of Exhibit K attached hereto by CC Canada, Gendow and Airborne, respectively, and "Debenture Pledge Agreement" means any one of the foregoing, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Default": any of the events specified in Section 10, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition precedent therein set forth, has been satisfied.

                  "Default Rate": shall mean the rates of interest payable under and in accordance with Section 5.3 hereof.

                  "Distribution": in respect of any corporation, (a) dividends or other distributions on capital stock of the corporation (except distributions in common stock of such corporation); (b) the redemption or acquisition of such stock or of warrants, rights or other options to purchase such stock (except when solely in exchange for common stock of such corporation); and (c) any payment on account of, or the setting apart of any assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any share of any class of Capital Stock of such corporation or any warrants or options to purchase any such stock.

                  "Dollars" and "$": dollars in lawful currency of the United States of America, except when preceded by the word "Canadian" or the abbreviation "CAN".

                  "Domestic Person": any individual resident of the United States or any other Person organized under the laws of a jurisdiction in the United States of America, any State thereof or the District of Columbia.

                  "Eligible Inventory": means, with respect to any person, as of any date of determination thereof, all inventory of such Person at the lower of cost or market value, on a first-in first-out basis in accordance with GAAP, excluding any mark-up paid by a Borrower in connection with inventory purchased from another Borrower (or any Subsidiary thereof), less the following (determined without duplication): (a) all inventory in which the Banks do not have a valid and enforceable first priority security interest, subject to no other Liens (other than for taxes not yet due and payable); (b) inventory on consignment to any Person and (c) inventory classified by a Borrower as "slow-moving" or "obsolete".

                  "Eligible Receivables": means, with respect to any Person, as of any date of determination thereof, the aggregate of all trade receivables of such Person, less the following (determined without duplication):

         (a)      any receivables not payable in United States or Canadian
                  Dollars;

         (b) any receivable which, at the date of issuance of the invoice therefor, was by its terms payable more than thirty (30) days after shipment of the related inventory;

         (c)      any receivable due from SAC or any of its Subsidiaries;

         (d) any receivable with respect to all or part of which a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been presented for payment and returned uncollected for any reason;

         (e) any receivable as to which the applicable owner knows that any one or more of the following events has occurred with respect to the account debtor: death or judicial declaration of incompetency; the filing by or against such account debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication of bankruptcy, or other relief under the bankruptcy, insolvency, or similar laws of the United States, Canada, any state, territory or province thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by such account debtor for the benefit of creditors; the appointment of a receiver or trustee for such account debtor or for any of the assets of such account debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Bankruptcy Code; the institution by or against such account debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States, Canada or elsewhere) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, such account debtor; the sale, assignment, or transfer of all or substantially all of the assets of such account debtor; the inability to pay or the nonpayment by such account debtor of its debts generally as they become due; the cessation of the business of such account debtor as a going concern; or, in the Administrative Agent's sole reasonable judgment, unsatisfactory general financial performance or credit standing or likelihood of unsatisfactory general financial performance or credit standing in the near future;

         (f) any receivable due from an account debtor incorporated under the laws of any jurisdiction other than the United States of America, a political subdivision thereof, Canada or a political subdivision thereof, or whose principal place of business is or substantially all of whose assets are located outside of the United States of America or Canada;

         (g) any receivable which is (x) not paid within ninety (90) days of the invoice date or (y) payable by an account debtor more than fifty percent (50%) of whose receivables are delinquent more than 90 days from the date of the original invoice therefor;

         (h) any receivable to the extent there is any unresolved dispute, defense, offset or counterclaim with or by the account debtor;

         (i) any receivable as to which either (i) the perfection, enforceability or validity of the Banks' security interest in such receivable, or (ii) the Banks' rights or ability to obtain direct payment to the Banks of the proceeds of such receivable, is governed by any federal, state or provincial statutory requirements other than those of the Uniform Commercial Code in the United States or applicable personal or movable property legislation in Canada;

         (j) any receivable (i) as to which the Banks do not have a valid and enforceable first priority security interest, subject to no other Liens (other than for taxes not yet due and payable) or (ii) as to which the Banks do not have a right of direct payment upon an Event of Default;

         (k) any receivable that has not been created in the ordinary course of business; and

         (l) any receivable representing an obligation for goods placed on consignment and not yet sold by the consignee, or for goods on approval or on a sale-or-return basis or subject to any other repurchase or return arrangement, other than normal return policies for breach of warranty or for defective products.

                  "Environmental Laws": any and all foreign, federal, provincial, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or binding requirements of any Governmental Authority, or binding Requirement of Law regulating, relating to or imposing liability or standards of conduct concerning protection of the environment, as now or may at any time hereafter be in effect.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

                  "Eurodollar Loan": any Loan bearing interest at a rate determined by reference to the Euro-Rate.

                   "Euro-Rate": shall mean, with respect to the Eurodollar Loans comprising any Tranche for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association as set forth on Dow Jones Markets Service (formerly known as Telerate) display page 3750 (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Administrative Agent) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Tranche and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Requirements. The Euro-Rate may also be expressed by the following formula:

                        Average of London interbank offered rates on
                        Dow Jones Markets Service display page 3750 as
                        quoted by
         Euro-Rate =    British Bankers' Association or appropriate successor
                        1.00 - Eurocurrency Reserve Requirements

         The Euro-Rate shall be adjusted with respect to any Eurodollar Loans outstanding on the effective date of any change in the Eurocurrency Reserve Requirements as of such effective date. The Administrative Agent shall give prompt notice to the Borrowers of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                  "Event of Default": any of the events specified in Section 10, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Excess Cash Flow": for any period, the amount equal to (a) Consolidated EBITDA for such period less (b) the sum of, without duplication, (i) Consolidated Fixed Charges for such period, (ii) any optional payments of principal on the Loans (except those prepayments of Revolving Credit Loans, Interim Revolving Credit Loans or Canadian Dollar Revolving Credit Loans that are not made simultaneously with a reduction of the Revolving Credit Commitments, the Interim Revolving Credit Commitments or the Canadian Dollar Revolving Credit Commitments, as the case may be, by an amount equal to the amount of such prepayments) made during such period and (iii) Consolidated Capital Expenditures for such period, (iv) consolidated income tax expense for such period exclusive of any deferred portion thereof and (v) dividends actually paid on preferred stock to the extent permitted under Section 9.6.

                  "Existing Banks": has the meaning assigned thereto in the recitals.

                  "Existing Credit Agreement": has the meaning assigned thereto in the recitals.

                  "Existing Letters of Credit": each of the unexpired letters of credit issued on behalf of a U.S. Dollar Borrower by the Issuing Bank outstanding on the Closing Date, as set forth in Schedule III hereto.

                  "Exposure": as to any Bank at any date, an amount equal to the aggregate U.S. Dollar Equivalent of the sum of (a) the aggregate principal amount of all Loans made by such Bank then outstanding and
         (b) with respect to U.S. Dollar Banks, such Bank's share of the L/C Obligations then outstanding.

                  "Extensions of Credit": the collective reference to Loans made and Letters of Credit issued under this Agreement.

                  "Federal Funds Effective Rate": for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fee Letter Agreement": the letter agreement between SAC and the Agents dated April 27, 2000 in which SAC agrees, among other things, to pay such parties the fees provided in such letter, as the same may be amended, supplemented or otherwise modified from time to time.

                  "GAAP": at any time with respect to the determination of the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation, generally accepted accounting principles as in effect on the date of, or at the end of the period covered by, the financial statements from which such asset, liability, item of income, or item of expense, is derived, or, in the case of any such computation, as in effect on the date when such computation is required to be determined.

                  "Gendow": Gendow Consulting Services Ltd, a corporation incorporated under the federal laws of Canada.

                  "Gestion Jacques Lefort Inc": Gestion Jacques Lefort Inc, a corporation incorporated under the federal laws of Canada.

                  "Governmental Authority": any nation or government, any state, province or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantors": means as to the Revolving Credit Loans, Term Loans and Acquisition Loans, the U.S. Guarantors and as to the Canadian Dollar Revolving Credit Loans, Canadian Dollar Term Loans and the Interim Loans, "Guarantor" shall mean SAC and all Subsidiaries of each Borrower; it being understood that Arell shall not be deemed to be a Guarantor hereunder.

                  "Indebtedness":  of any Person at any date:

         (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), including any Subordinated Seller Notes,

         (b) any other indebtedness which is evidenced by a note, bond, debenture or similar instrument,

         (c)      all Capital Lease Obligations of such Person,

         (d) all obligations of such Person in respect of outstanding letters of credit, acceptances and similar obligations created for the account of such Person,

         (e) all Indebtedness of the types referred to in the preceding clauses (a) through (d) secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and

         (f) net liabilities of such Person under interest rate cap agreements, interest rate swap agreements, foreign currency exchange agreements, netting agreements and other hedging agreements or arrangements (calculated on a basis satisfactory to the Administrative Agent and in accordance with accepted practice).

         The Indebtedness of any Person shall include any Indebtedness of any partnership in which such Person is the general partner.

                  "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "Insolvency Event of Default": as defined in subsection
         2.16(a).

                  "Insolvent": pertaining to a condition of Insolvency.

                  "Intellectual Property": has the meaning ascribed thereto in subsection 6.16.

                  "Interest Coverage Ratio": for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

                  "Interest Payment Date": (a) as to any Base Rate Loan or Canadian Base Rate Loan, the last day of each March, June, September and December while such Loan is outstanding, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, the day which is (i) three months after the first day of such Interest Period and (ii) the last day of such Interest Period, (d) as to any Canadian COF Rate Loan having an Interest Period of ninety (90) days or less, the last day of such Interest Period and (e) as to any Canadian COF Rate Loan having an Interest Period longer than ninety (90) days, the day which is (i) ninety days after the first day of such Interest Period and (ii) the last day of such Interest Period.

                  "Interest Period":

         (a)      with respect to any Eurodollar Loan:

                           (i) initially the period commencing on the borrowing
                  or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the U.S. Dollar Borrowers in their notice of borrowing or notice of conversion, given with respect thereto; and

                           (ii) thereafter, each period commencing on the last
                  day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the U.S. Dollar Borrowers by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

         (b)      with respect to any Canadian COF Rate Loan:

                           (i) initially the period commencing on the borrowing
                  or conversion date, as the case may be, with respect to such Canadian COF Rate Loan and ending thirty, sixty, ninety or one hundred and eighty days thereafter, as selected by CC Canada in its notice of borrowing or notice of conversion, given with respect thereto; and

                           (ii) thereafter, each period commencing on the last
                  day of the next preceding Interest Period applicable to such Canadian COF Rate Loan and ending thirty, sixty, ninety or one hundred and eighty days thereafter, as selected by CC Canada by irrevocable notice to the Canadian Funding Banks and the Administrative Agent not less than one Business Day prior to the last day of the then current Interest Period with respect thereto;

         provided that, the foregoing provisions relating to Interest Periods are subject to the following:

                            (i) if any Interest Period would end on a day other
                  than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                            (ii) with respect to Eurodollar Loans, any Interest
                  Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                            (iii) an Interest Period that otherwise would extend
                  beyond the Termination Date shall end on the Termination Date; and

                            (iv) the Borrowers shall select Interest Periods so
                  as not to require a payment or prepayment of any Eurodollar Loan or Canadian COF Rate Loan during an Interest Period for such Loan.

                  "Interest Rate Protection Agreements": as defined in subsection 8.11.

                  "Interim Borrowing Base": means, as of any date of determination, the sum of the U.S. Dollar Equivalent of (a) eighty-five percent (85%) of the aggregate face amount of all Canadian Eligible Receivables at such date, and (b) fifty percent (50%) of the book value of all Canadian Eligible Inventory at such date.

                  "Interim Borrowing Base Certificate": as defined in subsection 8.2(f)(iii).

                  "Interim Loans": means Interim Revolving Credit Loans, Interim Term Loan A Loans and Interim Term Loan B Loans.

                  "Interim Revolving Credit Commitments": as to any U.S. Dollar Bank, the obligation of such Bank to make Interim Revolving Credit Loans in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Bank's name on Schedule I hereto under the caption "Interim Revolving Credit Commitments," as such amount may be changed from time to time in accordance with the provisions of this Agreement.

                  "Interim Revolving Credit Commitment Percentage": as to any U.S. Dollar Bank at any time, the percentage which such Bank's Interim Revolving Credit Commitment then constitutes of the aggregate Interim Revolving Credit Commitments at such time (or, at any time after the Interim Revolving Credit Commitments shall have expired or terminated, the percentage which the amount of such U.S. Dollar Bank's Interim Revolving Credit Exposure constitutes of the aggregate amount of the Interim Revolving Credit Exposure of all U.S. Dollar Banks at such time).

                  "Interim Revolving Credit Exposure": at any date, an amount equal to the aggregate principal amount of Interim Revolving Credit Loans made by the U.S. Dollar Banks then outstanding.

                  "Interim Revolving Credit Loans": as defined in subsection
         4B.1.

                  "Interim Revolving Credit Note": as defined in subsection 4B.2, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Interim Term Loan": shall mean either an Interim Term Loan A Loan or an Interim Term Loan B Loan.

                  "Interim Term Loan A Commitment": as to any U.S. Dollar Bank, the obligation of such Bank to make a Interim Term Loan A Loan to CC Canada in an aggregate amount not to exceed the amount set forth opposite such Bank's name on Schedule I hereto under the caption "Interim Term Loan A Commitment," as such amount may be changed from time to time in accordance with the provisions of this Agreement.

                  "Interim Term Loan A Commitment Percentage": as to any U.S. Dollar Bank at any time, the percentage which such Bank's outstanding Interim Term Loan A Loan then constitutes of the aggregate outstanding Interim Term Loan A Loans of the U.S. Dollar Banks at such time.

                  "Interim Term Loan A Commitment Percentages": the aggregate Interim Term Loan A Percentages of all the U.S. Dollar Banks.

                  "Interim Term Loan A Commitments": the aggregate Interim Term Loan A Commitments of all the U.S. Dollar Banks.

                  "Interim Term Loan A Loan": shall have the meaning assigned to that term in Section 4C.1.

                  "Interim Term Loan A Loans": shall mean collectively all of the Interim Term Loan A Loans.

                  "Interim Term Loan A Maturity Date": shall have the meaning given to such term in Section 4C.2.

                  "Interim Term Loan B Commitment": as to any U.S. Dollar Bank, the obligation of such Bank to make a Interim Term Loan B Loan to CC Canada in an aggregate amount not to exceed the amount set forth opposite such Bank's name on Schedule I hereto under the caption "Interim Term Loan B Commitment," as such amount may be changed from time to time in accordance with the provisions of this Agreement.

                  "Interim Term Loan B Commitment Percentage": as to any U.S. Dollar Bank at any time, the percentage which such Bank's outstanding Interim Term Loan B Loan then constitutes of the aggregate outstanding Interim Term Loan B Loans of the U.S. Dollar Banks at such time.

                  "Interim Term Loan B Commitment Percentages": the aggregate Interim Term Loan B Percentages of all the U.S. Dollar Banks.

                  "Interim Term Loan B Commitments": the aggregate Interim Term Loan B Commitments of all the U.S. Dollar Banks.

                  "Interim Term Loan B Loan": shall have the meaning assigned to that term in Section 4C.1.

                  "Interim Term Loan B Loans": shall mean collectively all of the Interim Term Loan B Loans.

                  "Interim Term Loan B Maturity Date": shall have the meaning given to such term in Section 4C.2.

                  "Interim Term Note A": shall have the meaning assigned to that term in Section 4C.2.

                  "Interim Term Note B": shall have the meaning assigned to that term in Section 4C.2.

                  "Interim Term Notes": shall mean each Interim Term Note A and each Interim Term Note B, as each may be amended, supplemented or otherwise modified from time to time.

                   "Issuing Bank": PNC Bank, or such other Bank as designated by SAC and approved by the Required Banks.

                  "L/C Coverage Requirement": with respect to each Letter of Credit at any time, 100% of the maximum amount available to be drawn thereunder at such time (determined without regard to whether any conditions to drawing could be met at such time).

                  "L/C Obligations": at any time, an amount equal to the sum of
         (a) 100% of the maximum amount available to be drawn under all Letters of Credit outstanding at such time (determined without regard to whether any conditions to drawing could be met at such time) and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 2.8(a).

                  "L/C Participant": in respect of each Letter of Credit, each U.S. Dollar Bank (other than the Issuing Bank) in its capacity as the holder of a participating interest in such Letter of Credit.

                  "Letter of Credit":  as defined in subsection 2.4(a).

                  "Lien": any mortgage, pledge, hypothec, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority, prior claim or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale, leasing, sale with a right of redemption or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

                  "Loan Documents": this Agreement, the Notes, the Applications, the Security Documents, the U.S. Dollar Borrowers Guarantee, the Loan Documents (as such term is defined in the Existing Credit Agreement) to the extent still applicable, and the Fee Letter Agreement, and any other investments, certificates or documents authorized or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith.

                   "Loans": the collective reference to the Revolving Credit Loans, the Acquisition Loans, the Canadian Dollar Revolving Credit Loans, the Canadian Dollar Term Loans, the Term Loans, the Interim Revolving Credit Loans and the Interim Term Loans.

                  "Material Adverse Effect": a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of SAC and its Subsidiaries taken as a whole, (b) the ability of SAC and its Subsidiaries to perform their obligations under this Agreement, the Notes or any other Loan Document or (c) the validity or enforceability of this Agreement, the Notes or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Banks hereunder or thereunder.

                  "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphynels, and ureaformaldehyde insulation.

                  "Moody's":  Moody's Investors Services, Inc.

                   "Mortgages": The mortgages or deeds of trust, each substantially in the form of Exhibit H attached hereto, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a) (3) of ERISA.

                  "Net Proceeds":

                           (i) with respect to any Asset Sale (other than
                  dispositions of assets in the ordinary course of business for a consideration not to exceed $250,000 in any given fiscal year), the amount equal to (i) the sum of (A) the aggregate amount received in cash (including any cash received by way of deferred payment pursuant to a note receivable, other non-cash consideration or otherwise, but only as and when such cash is so received) in connection with such sale or other disposition and (B) the aggregate amount of any tax refunds received or any reduction in tax liability realized by SAC or any of its Subsidiaries as a result of any tax loss realized by SAC or a Subsidiary in connection with such Asset Sale minus (ii) the sum of (A) the principal amount of any Indebtedness which is secured by the asset that is the subject of such Asset Sale (other than Indebtedness assumed by the purchaser of such asset) and which is required to be, and is, repaid in connection with such Asset Sale or other disposition thereof (other than Indebtedness hereunder) and (B) the reasonable fees, commissions, income taxes and other out-of-pocket expenses incurred by SAC or such Subsidiary in connection with such Asset Sale other than to SAC or any Affiliate thereof;

                           (ii) with respect to the sale or issuance of any
                  Capital Stock by SAC or any of its Subsidiaries after the Closing Date, the net amount equal to (i) the aggregate amount received in cash in connection with such sale or issuance minus (ii) the reasonable fees, commissions and other out-of-pocket expenses incurred by SAC or such Subsidiary in connection with such sale or issuance other than to SAC or any Affiliate thereof; and

                           (iii) with respect to the incurrence of any
                  Indebtedness by SAC or any of its Subsidiaries (other than under this Agreement or the Subordinated Debt), the net amount equal to (i) the aggregate amount received in cash from the incurrence of such Indebtedness minus (ii) the sum of (A) the principal amount of any Indebtedness which is immediately repaid in connection with such incurrence (i.e., a refinancing) and (B) the reasonable fees, commissions and other out-of-pocket expenses incurred by SAC or such Subsidiary payable to Persons in connection with such incurrence other than to SAC or an Affiliate thereof.

                  "9070-4248 Quebec Inc.": 9070-4248 Quebec Inc., a corporation incorporated under the laws of Quebec.

                  "Notes": the collective reference to the Revolving Credit Notes, the Acquisition Notes, the Term Notes, the Interim Revolving Credit Notes, the Interim Term Notes, the Canadian Dollar Revolving Credit Notes and the Canadian Dollar Term Notes.

                  "Notice of Borrowing": with respect to a Loan of any Type, a notice from the applicable Borrower(s) in respect of such Loan, containing the information in respect of such Loan and delivered to the Person, in the manner and by the time specified for a Notice of Borrowing in respect of such Type of Loan pursuant to the terms hereof. A form of the Notice of Borrowing for Revolving Credit Loans is attached hereto as Exhibit F-1; a form of the Notice of Borrowing for Canadian Dollar Revolving Credit Loans is attached hereto as Exhibit F-2.

                  "OECD": the Organization for Economic Cooperation and Development.

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                  "Permitted Acquisition": an acquisition of (a) 100% of the common stock or other ownership interests of a Domestic Person and, with the prior written consent of the Required Banks (which consent may be withheld in such Banks' sole discretion), a Canadian Person or (b) the assets of a Domestic Person, and, with the prior written consent of the Required Banks (which consent may be withheld in such Banks' sole discretion), a Canadian Person or of a business unit, division or subdivision of a Domestic Person, and, with the prior written consent of the Required Banks (which consent may be withheld in such Banks' sole discretion), a Canadian Person, in each case engaged in or relating to a line of business substantially similar to the line of business engaged in by the Borrowers on the Closing Date as determined by the Administrative Agent; provided that (i) the Senior Debt/EBITDA for the most recent period of four consecutive fiscal quarters preceding such Permitted Acquisition (calculated on a pro-forma basis as if such Permitted Acquisition had been consummated as of the first day of such four quarter period) for such period is not greater than
         3.30 to 1.00 for such period, (ii) on the date of such proposed Permitted Acquisition, after giving effect to such proposed Permitted Acquisition, availability under the U.S. Dollar Borrowing Base is at least $10,000,000, (iii) no later than twenty (20) Business Days prior to the consummation of such acquisition, the Administrative Agent shall have received, with a copy for each Bank, a certificate of a Responsible Officer with detailed calculations establishing to the reasonable satisfaction of the Administrative Agent that the foregoing requirement has been satisfied, (iv) each Borrower shall have granted a security interest in favor of the Administrative Agent in assets, stock or other ownership interests acquired, in accordance with Section 7.2(c) and (v) the total consideration to be paid in connection with any such proposed Permitted Acquisition, including all earn-out and contingent payments, shall not exceed $5,000,000.

                  "Permitted Investments":

         (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within six months from the date of acquisition thereof;

         (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition, having one of the two highest ratings generally obtainable from either S&P or Moody's;

         (c) without limiting the provisions of paragraph (d) of this definition, commercial paper maturing no more than six months from the date of acquisition thereof and, at the time of acquisition, having a rating of A-1 (or the equivalent) or higher from S&P and P-1 (or the equivalent) or higher from Moody's;

         (d) commercial paper maturing no more than six months from the date of acquisition thereof and issued by (i) the holding company of any bank that has (A) combined capital, surplus and undivided profits (less any undivided losses) of not less than $250 million, (B) a Keefe Bank Watch Rating of C or better and
                  (C) commercial paper having a rating of A-2 (or the equivalent) from S&P's or P-2 (or the equivalent) or higher from Moody's;

         (e) domestic and Eurodollar certificates of deposit, time or demand deposits or bankers' acceptances maturing within six months from the date of acquisition issued or guaranteed by or placed with, and money market deposit accounts issued or offered by:

                           (i)      any Bank,

                           (ii) any other commercial bank organized under the
                  laws of the United States of America or any state thereof or the District of Columbia having combined capital, surplus and undivided profits (less any undivided losses) of not less than $500 million,

                           (iii) any branch located in the United States of
                  America of a commercial bank organized under the laws of the United Kingdom, Canada, France, Germany or Japan having combined capital, surplus and undivided profits (less any undivided losses) of not less than $500 million, or

                           (iv) any domestic commercial bank the deposits of
                  which are guaranteed by the Federal Deposit Insurance Corporation, provided that (A) the full amount of the deposits of the Person making such Permitted Investment are so guaranteed and (B) the aggregate amount of all Permitted Investments under this clause (iv) does not exceed $500,000; and

         (f) fully collateralized repurchase agreements with a term of not more than 30 days for underlying securities of the type described in paragraphs (a) and (b) of this definition, entered into with any institution meeting the qualifications specified in clause (d) or subclauses (i) through (iii) of clause (e) of this definition;

         provided, that, in each case, such obligations are payable in U.S. Dollars or Canadian Dollars.

                  "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which SAC or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Pledge Agreement": the Pledge Agreement to be executed in the form of Exhibit J attached hereto by Standard Automotive Corporation, as the same may be amended, supplemented or otherwise modified form time to time.

                  "PNC Bank":  PNC Bank, National Association.

                  "Prime Rate": the rate of interest per annum publicly announced from time to time by PNC Bank as its prime rate in effect at its principal office in East Brunswick, New Jersey; each change in the Prime Rate shall be effective on the date such change is publicly announced as effective.

                  "Properties": the collective reference to the facilities and properties owned, leased or operated by SAC or any of its Subsidiaries.

                  "Purchasing Bank":  as defined in subsection 12.6(b).

                  "Quebec Hypothec ": the Deed of Hypothec to be executed in the form of Exhibit L attached hereto by CC Canada following the execution of the Amalgamation Agreement.

                  "Quebec Hypothecation Agreements": the Deeds of Hypothec executed on the 20th day of April, 2000, by CC Canada, Gendow and Airborne, respectively, and "Quebec Hypothecation Agreement" means any of the foregoing, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Refunding Date":  as defined in subsection 2.16(b).

                  "Register":  as defined in subsection 12.6(d).

                  "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                  "Regulation X": Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                  "Reimbursement Obligation": in respect of each Letter of Credit, the obligation of the U.S. Dollar Borrowers to reimburse the Issuing Bank for all drawings made thereunder in accordance with subsection 2.8(a) and the Application related to such Letter of Credit for amounts drawn under such Letter of Credit.

                  "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
         Section 4241 of ERISA.

                  "Reportable Event": an event described in Section 4043(c) of ERISA, other than those events as to which the 30-day notice period is waived under PBGC Regulation Section 4043.

                  "Required Banks": at any time, (a) the Banks the Total Commitment Percentages of which at least aggregate 66 2/3% of the aggregate Commitments or (b) at any time after the Commitments shall have expired or been terminated, Banks the Exposures of which constitute at least 66 2/3% of the aggregate Exposures at such time.

                  "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Officer": with respect to any Borrower, the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or vice president for financial or legal affairs of such Borrower. Unless otherwise qualified, all references to a "Responsible Officer" in this Agreement shall refer to a Responsible Officer of SAC.

                  "Revolving Credit and Canadian Dollar Revolving Credit Exposure": at any date, an amount equal to the sum of (a) the aggregate Revolving Credit Exposure at such time and (b) the aggregate Canadian Dollar Revolving Credit Exposure at such time.

                  "Revolving Credit Commitment": as to any U.S. Dollar Bank, the obligation of such Bank to make Revolving Credit Loans and to issue and/or acquire participating interests in Letters of Credit hereunder in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Bank's name on Schedule I hereto under the caption "Revolving Credit Commitment," as such amount may be changed from time to time in accordance with the provisions of this Agreement.

                  "Revolving Credit Commitment Percentage": as to any U.S. Dollar Bank at any time, the percentage which such Bank's Revolving Credit Commitment then constitutes of the aggregate Revolving Credit Commitments at such time (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the amount of such U.S. Dollar Bank's Revolving Credit Exposure constitutes of the aggregate amount of the Revolving Credit Exposure of all U.S. Dollar Banks at such time).

                  "Revolving Credit Exposure": at any date, an amount equal to the sum of (a) the aggregate principal amount of Revolving Credit Loans made by the U.S. Dollar Banks then outstanding and (b) the L/C Obligations then outstanding.

                  "Revolving Credit Loans": have the meaning ascribed thereto in subsection 2.1.

                  "Revolving Credit Maturity Date": April 26, 2005.

                  "Revolving Credit Note": as defined in subsection 2.2, as the same may be amended, supplemented or otherwise modified from time to time.

                  "S&P": Standard & Poor's Rating Group, a division of McGraw-Hill Corporation.

                  "Security": "security" as defined in Section 2(1) of the Securities Act of 1933, as amended.

                  "Security Agreement": the Security Agreement in the form of Exhibit E attached hereto, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Security Documents": the Security Agreement, the Mortgages, the Pledge Agreements and the Canadian Security Documents.

                  "Senior Debt": At any date, Consolidated Total Debt exclusive of Subordinated Debt then outstanding.

                  "Senior Debt/EBITDA Ratio": on any date, the ratio of Senior Debt to Consolidated EBITDA for the four consecutive fiscal quarters of SAC most recently ended prior to such date.

                  "Senior Debt/EBITDA Ratio Certificate": as defined in subsection 8.2(c).

                  "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "Standby Letter of Credit": as defined in subsection 2.4(b)(i)(A).

                  "Subordinated Debt": Indebtedness of SAC under the Subordinated Seller Notes, and the accompanying documents, instruments and other agreements delivered in connection therewith, as the same may be amended, supplemented or otherwise modified for time to time.

                  "Subordinated Lender": Four N, Inc., formerly known as Ranor, Inc., a Massachusetts corporation.

                  "Subordinated Seller Notes": those certain four Convertible Term Notes, each dated June __, 1999, each in the principal amount of $1,325,000 and each payable to the order of the Subordinated Lender.

                  "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of SAC and shall include within its meaning CC Canada, Gendow, Airborne and, prior to the Amalgamation, Arell.

                  "Taxes": shall be as defined in subsection 5.10.

                  "Term Loan": shall mean either a Term Loan A Loan, a Term Loan A-1 Loan, a Term Loan A-2 Loan or a Term Loan B Loan.

                  "Term Loan A Commitment": as to any U.S. Dollar Bank, the obligation of such Bank to make a Term Loan A Loan to SAC in an aggregate amount not to exceed the amount set forth opposite such Bank's name on Schedule I hereto under the caption "Term Loan A Commitment," as such amount may be changed from time to time in accordance with the provisions of this Agreement.

                  "Term Loan A Commitment Percentage": as to any U.S. Dollar Bank at any time, the percentage which such Bank's outstanding Term Loan A Loan then constitutes of the aggregate outstanding Term Loan A Loans of the U.S. Dollar Banks at such time.

                  "Term Loan A Commitment Percentages": the aggregate Term Loan A Percentages, Term Loan A-1 Percentages and Term Loan A-2 Percentages of all the U.S. Dollar Banks.

                  "Term Loan A Commitments": the aggregate Term Loan A Commitments, Term Loan A-1 Commitments and Term Loan A-2 Commitments of all the U.S. Dollar Banks.

                  "Term Loan A Loan": shall have the meaning assigned to that term in Section 3.1.

                  "Term Loan A Loans": shall mean collectively all of the Term Loan A Loans.

                  "Term Loan A Maturity Date": shall have the meaning given to such term in Section 3.2.

                  "Term Loan A-1 Commitment": as to any U.S. Dollar Bank, the obligation of such Bank to make a Term Loan A-1 Loan to SAC in an aggregate amount not to exceed the amount set forth opposite such Bank's name on Schedule I hereto under the caption "Term Loan A-1 Commitment," as such amount may be changed from time to time in accordance with the provisions of this Agreement.

                  "Term Loan A-1 Commitment Percentage": as to any U.S. Dollar Bank at any time, the percentage which such Bank's outstanding Term Loan A-1 Loan then constitutes of the aggregate outstanding Term Loan A-1 Loans of the U.S. Dollar Banks at such time.

                  "Term Loan A-1 Loan": shall have the meaning assigned to that term in Section 3.1.

                  "Term Loan A-1 Loans": shall mean collectively all of the Term Loan A-1 Loans.

                  "Term Loan A-2 Commitment": as to any U.S. Dollar Bank, the obligation of such Bank to make a Term Loan A-2 Loan to the SAC in an aggregate amount not to exceed the amount set forth opposite such Bank's name on Schedule I hereto under the caption "Term Loan A-2 Commitment," as such amount may be changed from time to time in accordance with the provisions of this Agreement.

                  "Term Loan A-2 Commitment Percentage": as to any U.S. Dollar Bank at any time, the percentage which such Bank's outstanding Term Loan A-2 Loan then constitutes of the aggregate outstanding Term Loan A-2 Loans of the U.S. Dollar Banks at such time.

                  "Term Loan A-2 Loan": shall have the meaning assigned to that term in Section 3.1.

                  "Term Loan A-2 Loans": shall mean collectively all of the Term Loan A-2 Loans.

                  "Term Loan B Commitment": as to any U.S. Dollar Bank, the obligation of such Bank to make a Term Loan B Loan to SAC in an aggregate amount not to exceed the amount set forth opposite such Bank's name on Schedule I hereto under the caption "Term Loan B Commitment," as such amount may be changed from time to time in accordance with the provisions of this Agreement.

                  "Term Loan B Commitment Percentage": as to any U.S. Dollar Bank at any time, the percentage which such Bank's outstanding Term Loan B Loan then constitutes of the aggregate outstanding Term Loan B Loans of the U.S. Dollar Banks at such time.

                  "Term Loan B Commitment Percentages": the aggregate Term Loan B Percentages of all the U.S. Dollar Banks.

                  "Term Loan B Commitments": the aggregate Term Loan B Commitments of all the U.S. Dollar Banks.

                  "Term Loan B Loan": shall have the meaning assigned to that term in Section 3.1.

                  "Term Loan B Loans": shall mean collectively all of the Term Loan B Loans.

                  "Term Loan B Maturity Date": shall have the meaning given to such term in Section 3.2.

                  "Term Loans": shall mean collectively each of the Term Loans.

                  "Term Note A": shall have the meaning assigned to that term in
         Section 3.2.

                  "Term Note A-1": shall have the meaning assigned to that term in Section 3.2.

                  "Term Note A-2": shall have the meaning assigned to that term in Section 3.2.

                  "Term Note B": shall have the meaning assigned to that term in
         Section 3.2.

                  "Term Notes": shall mean each Term Note A, each Term Note A-1, each Term Note A-2 and each Term Note B, as each may be amended, supplemented or otherwise modified from time to time.

                  "3515877 Canada Inc": 3515877 Canada Inc, a corporation incorporated under the federal laws of Canada.

                  "Total Commitment Percentage": as to any Bank at any time, the percentage which the sum of such Bank's Commitments (with regard to Canadian Dollar Commitments, calculated by using the U.S. Dollar Equivalent of such Canadian Dollar Revolving Credit Commitments) represent to the aggregate U.S. Dollar Equivalent of the total of all Commitments at such time (or at any time after the Commitments have expired or terminated, the percentage which the amount of such Bank's Exposure constitutes of the aggregate amount of the Exposure of all the Banks at such time).

                  "Tranche": the collective reference to (a) Eurodollar Loans whose Interest Periods begin on the same date and end on the same later date (whether or not such Loans originally were made on the same day) and (b) Canadian COF Rate Loans whose Interest Periods begin on the same date and end on the same later date (whether or not such Loans originally were made on the same day).

                  "Type": when used in respect of any Loan, shall refer to the Rate by reference to which interest on such Loan is determined. For purposes hereof, "Rate" shall include the Euro-Rate, the Base Rate, the Canadian Base Rate and the Canadian COF Rate.

                  "Upsizing Condition": means a syndication which occurs during the Upsizing Condition Period and which results in the Commitments of each of PNC Bank, National Association and ING (U.S.) Capital LLC being reduced to $25,000,000 or less.

                  "Upsizing Condition Period": shall mean the period between the Closing Date and the earlier of the following dates: (a) the date on which the Commitments of each of PNC Bank and ING (U.S.) Capital, LLC have been reduced to $25,000,000 or less or (b) June 30, 2000..

                  "U.S. Dollar Banks": the Banks other than the Canadian Funding Banks; provided that, a Canadian Funding Bank that has also made Revolving Credit Loans or Term Loans shall be considered both a Canadian Funding Bank and a U.S. Dollar Bank.

                  "U.S. Dollar Borrowers": SAC, and CC Canada in respect of the Interim Loans.

                  "U.S. Dollar Borrowers Guarantee": the Guaranty from SAC in the form of Exhibit C hereto, as the same may be amended, supplemented or otherwise modified from time to time.

                  "U.S. Dollar Borrowing Base": means, as of any date of determination, the sum of (a) eighty-five percent (85%) of the aggregate face amount of all U.S. Eligible Receivables at such date and
         (b) fifty percent (50%) of the book value of all U.S. Eligible Inventory at such date.

                  "U.S. Dollar Borrowing Base Certificate": as defined in subsection 8.2(f)(i).

                  "U.S. Dollar Equivalent": as of any date of determination with respect to an amount stated in Canadian Dollars, the amount of Dollars that would be required to purchase such amount of Canadian Dollars, determined based on the spot selling rate of U.S. Dollars into Canadian Dollars for the trading day prior to such date of determination as reported in the Wall Street Journal "Exchange Rates" section on such date of determination, or if not so reported in the Wall Street Journal on such date, then as reasonably determined by the Administrative Agent.

                  "U.S. Eligible Inventory": means, as of any date of determination, all Eligible Inventory of SAC and the U.S. Guarantors at such time.

                  "U.S. Eligible Receivables": means, as of any date of determination, all Eligible Receivables of SAC and the U.S. Guarantors at such time.

                  "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended, supplemented or otherwise modified from time to time.

                  "U.S. Guarantors": all U. S. Subsidiaries of SAC.

                  "Voting Stock": capital stock of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors (or Persons performing similar functions).

                  "Wholly-Owned Subsidiary": at any time, any Subsidiary one hundred percent (100%) of all of the equity Securities (except directors' qualifying shares) and voting Securities of which are owned by any one or more of SAC and its other Wholly-Owned Subsidiaries at such time.

1.2      Other Definitional Provisions.

(a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes, the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b) As used herein and in the Notes and the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to SAC and its Subsidiaries not defined in subsection
1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

(c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(d) The meanings given to terms defined in this Agreement shall be equally applicable to both the singular and plural forms of such terms.

                 2. REVOLVING CREDIT LOANS; LETTERS OF CREDIT.

2.1 Revolving Credit Commitments.

         (a) Subject to the terms and conditions hereof, each U.S. Dollar Bank severally agrees to make revolving credit loans in U.S. Dollars (the "Revolving Credit Loans") to SAC from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Bank's Revolving Credit Commitment Percentage of the then outstanding L/C Obligations, does not exceed the amount of such Bank's Revolving Credit Commitment; provided that, no Revolving Credit Loan shall be made if, after giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, the aggregate amount of the Revolving Credit Exposure at such time would exceed either (x) the U.S. Dollar Borrowing Base as of the date of the most recent U.S. Dollar Borrowing Base Certificate furnished to the Administrative Agent or (y) the aggregate amount of the Revolving Credit Commitments at such time. The Revolving Credit Commitments may be terminated or reduced from time to time pursuant to subsection 5.5. Within the foregoing limits, SAC may during the Commitment Period borrow, repay and reborrow under the Revolving Credit Commitments, subject to and in accordance with the terms and limitations hereof.

         (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by SAC and notified to the Administrative Agent in accordance with subsections 2.3 and 5.14; provided that, (x) no Revolving Credit Loan shall be made as a Eurodollar Loan after the date that is one month prior to the Revolving Credit Maturity Date and (y) during the Syndications Period each Revolving Credit Loan shall be made as a Base Rate Loan.

         (c) The failure of any U.S. Dollar Bank to make any Revolving Credit Loan shall not in itself relieve any other U.S. Dollar Bank of its obligation to lend hereunder (it being understood, however, that no Bank shall be responsible for the failure of any other Bank to make any Loan required to be made by such other Bank). Each Revolving Credit Loan shall be made in accordance with the procedures set forth in subsection 2.3.

2.2 Revolving Credit Notes.

                  The Revolving Credit Loans made by each U.S. Dollar Bank shall be evidenced by a promissory note of SAC, substantially in the form of Exhibit A-1, with appropriate insertions as to payee, date and principal amount (a "Revolving Credit Note"), payable to the order of such U.S. Dollar Bank and in a principal amount equal to the amount of the initial Revolving Credit Commitment of such U.S. Dollar Bank. Each U.S. Dollar Bank is hereby authorized to record the date, Type and amount of each Revolving Credit Loan made by such Bank, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Revolving Credit Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure of any U.S. Dollar Bank to make such recordation (or any error in such recordation) shall not affect the obligations of SAC hereunder or under such Note. Each Revolving Credit Note shall (a) be dated the Closing Date, (b) be stated to mature on the Revolving Credit Maturity Date and (c) provide for the payment of interest in accordance with subsections 5.2 and 5.3.
2.3      Procedure for Revolving Credit Loans.

         (a) SAC may borrow under the Revolving Credit Commitments during the Commitment Period on any Business Day. SAC shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New Jersey time, three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or prior to 12:00 noon, New Jersey time, one Business Day prior to the requested Borrowing Date if all of the requested Revolving Credit Loans are to be initially Base Rate Loans), specifying in the Notice of Borrowing (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Loan(s) and the length of the initial Interest Period(s) therefor. Each borrowing under the Revolving Credit Commitments of Eurodollar Loans shall be in an amount equal to $1,000,000 or increments of $100,000 thereafter (or, if the aggregate Available Revolving Credit Commitments at such time are less than $1,000,000, such lesser amount). Each borrowing under the Revolving Credit Commitments of Base Rate Loans shall be in an amount equal to $500,000 or increments of $100,000 thereafter (or, if the aggregate Available Revolving Credit Commitments at such time are less than $500,000, such lesser amount).

                  Upon receipt of a Notice of Borrowing from SAC, the Administrative Agent shall promptly notify each U.S. Dollar Bank thereof. Each U.S. Dollar Bank will make the amount of its pro rata share of each borrowing (based on its Revolving Credit Commitment Percentage at that time) available to the Administrative Agent for the account of SAC at the office of the Administrative Agent specified in subsection 12.2 prior to 10:00 A.M., New Jersey time, on the Borrowing Date requested by SAC in funds immediately available to the Administrative Agent. Such borrowing will then be made available to SAC by the Administrative Agent crediting the account of SAC on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Banks and in like funds as received by the Administrative Agent.

                  Unless the Administrative Agent shall have received notice from a U.S. Dollar Bank prior to the date of any borrowing of Revolving Credit Loans that such Bank will not make available to the Administrative Agent such Bank's pro rata portion of such borrowing, the Administrative Agent may assume that such Bank has made such portion available to the Administrative Agent on the date of such borrowing in accordance with this subsection and the Administrative Agent may, in reliance upon such assumption, make available to SAC on such date a corresponding amount. If and to the extent that such Bank shall not have made such portion available to the Administrative Agent, such Bank and SAC (without prejudice to SAC's rights against such Bank) severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to SAC until the date such amount is repaid to the Administrative Agent at (i) in the case of SAC, the interest rate applicable at the time to the Revolving Credit Loans comprising such borrowing and (ii) in the case of such Bank, the Federal Funds Effective Rate, provided, that, if such Bank shall not pay such amount within three Business Days of such Borrowing Date, the interest rate on such overdue amount shall, at the expiration of such three-Business Day period, be the rate per annum applicable to Base Rate Loans. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Bank's Revolving Credit Loan as part of such borrowing for purposes of this Agreement.

(b) If in a Notice of Borrowing no election as to the Type of Revolving Credit Loan is specified in any such notice, then the requested Revolving Credit Loan shall be a Base Rate Loan. If a Eurodollar Loan is requested but no Interest Period with respect to such Loan is specified in any such notice, then the U.S. Dollar Borrowers shall be deemed to have selected an Interest Period of one month's duration.

2.4 L/C Commitment.

         (a) Subject to the terms and conditions hereof, the Issuing Bank, in reliance on the agreements of the other U.S. Dollar Banks set forth in subsection 2.7(a), agrees to issue letters of credit ("Letters of Credit") for the account of SAC on any Business Day during the Commitment Period in such form as may be reasonably approved from time to time by the Issuing Bank; provided, that no Letter of Credit shall be issued if, after giving effect thereto the aggregate amount of the Revolving Credit Exposure at such time would exceed either (A) the aggregate amount of the Revolving Credit Commitments at such time or (B) the U.S. Dollar Borrowing Base as of the date of the most recent U.S. Dollar Borrowing Base Certificate furnished to the Administrative Agent, or (ii) the aggregate amount of the L/C Obligations at such time would exceed $5,000,000.

         (b) Each Letter of Credit shall:

         (i) be denominated in Dollars and shall be (A) a standby letter of credit (a "Standby Letter of Credit"), or (B) a commercial letter of credit issued in respect of the purchase of goods or services (a "Commercial Letter of Credit") by SAC in the ordinary course of business; and

         (ii) expire no later than the earlier of (A) 360 days (in the case of Standby Letters of Credit) or 180 days (in the case of Commercial Letters of Credit) after its date of issuance and
                  (B) 5 Business Days prior to the Termination Date.

         (iii) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New Jersey.

         (iv) The Issuing Bank shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

2.5 Procedure for Issuance of Letters of Credit.

                  SAC may from time to time request that the Issuing Bank issue a Letter of Credit by delivering to the Issuing Bank at its office for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank may reasonably request. Upon receipt by the Issuing Bank of any Application, the Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Bank be required to issue any Letter of Credit earlier than (a) with respect to Standby Letters of Credit, three (3) Business Days, and (b) with respect to Commercial Letters of Credit, one Business Day, after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Bank and SAC. The Issuing Bank shall promptly after issuing a Standby Letter of Credit furnish copies thereof to each Bank. In addition, the Issuing Bank shall within ten days after the end of each month, send to each Bank and SAC a schedule of outstanding Letters of Credit as of the end of the prior month detailing for each such outstanding Letter of Credit (a) the face amount outstanding, (b) its issuance date and (c) its maturity date.

2.6      Fees, Commissions and Other Charges.

         (a) SAC shall pay to the Administrative Agent, for the account of the U.S. Dollar Banks (including the Issuing Bank) pro rata according to their respective Revolving Credit Commitment Percentages, a letter of credit commission with respect to each Letter of Credit, computed at a rate equal to the then Applicable Margin for Eurodollar Loans on the daily average undrawn face amount of such Letter of Credit (computed on the basis of the actual number of days such Letter of Credit is outstanding in a year of 360 days). Such commissions shall be payable in arrears on the last Business Day of each March, June, September and December to occur after the date of issuance of each Letter of Credit, and on the Revolving Credit Maturity Date or such earlier date as the Revolving Credit Commitments are terminated, and shall be nonrefundable. SAC shall also pay to the Administrative Agent, for the account of the Issuing Bank, in respect of each Letter of Credit issued by the Issuing Bank a fronting fee for the period from and including the date of issuance of such Letter of Credit to and including the date of termination of such Letter of Credit computed at the rate of .125% per annum on the daily average undrawn face amount of such Letter of Credit (computed on the basis of the actual number of days such Letter of Credit is outstanding in a year of 360 days). The fees described in the preceding sentence shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December of each year and on the Revolving Credit Maturity Date or such earlier date as the Revolving Credit Commitments are terminated and shall be nonrefundable.

         (b) In addition to the foregoing fees and commissions, SAC shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

         (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the U.S. Dollar Banks all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this subsection.

2.7 L/C Participation.

         (a) The Issuing Bank irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Bank to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Bank, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk, an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage in the Issuing Bank's obligations and rights under each Letter of Credit issued by the Issuing Bank hereunder and the amount of each draft paid by the Issuing Bank thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Bank that, if a draft is paid under any Letter of Credit issued by the Issuing Bank for which the Issuing Bank is not reimbursed in full by the U.S. Dollar Borrowers in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Bank upon demand at the Issuing Bank's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft or any part thereof, which is not so reimbursed. Any action taken or omitted by the Issuing Bank under or in connection with a Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Issuing Bank any resulting liability to any Bank.

         (b) If any amount required to be paid by any L/C Participant to the Issuing Bank pursuant to subsection 2.7(a) in respect of any unreimbursed portion of any payment made by the Issuing Bank under any Letter of Credit is not paid to the Issuing Bank on the date such payment is due from such L/C Participant, such L/C Participant shall pay to the Issuing Bank on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate, as quoted by the Issuing Bank, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Bank, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Bank submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

         (c) Whenever, at any time after the Issuing Bank has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 2.7(a), the Issuing Bank receives any payment related to such Letter of Credit (whether directly from SAC or otherwise, including by way of set-off or proceeds of collateral applied thereto by the Issuing Bank), or any payment of interest on account thereof, the Issuing Bank will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Issuing Bank shall be required to be returned by the Issuing Bank, such L/C Participant shall return to the Issuing Bank the portion thereof previously distributed by the Issuing Bank to it.

2.8      Reimbursement Obligation of SAC.

         (a) SAC agrees to reimburse the Issuing Bank in respect of a Letter of Credit on each date on which the Issuing Bank notifies SAC of the date and amount of a draft presented under such Letter of Credit and paid by the Issuing Bank for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Issuing Bank in connection with such payment. Each such payment shall be made to the Issuing Bank at its office listed in subsection 12.2 in U.S. Dollars and in immediately available funds.

         (b) Interest shall be payable on any and all amounts remaining unpaid by SAC under this subsection from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any Base Rate Loans which were then overdue and shall be payable on demand by the Issuing Bank.

2.9      Obligations Absolute.

         (a) The obligations of SAC under subsections 2.4 through 2.11 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which SAC may have or have had against the Issuing Bank or any beneficiary of a Letter of Credit or any other Person.

         (b) SAC also agrees with the Issuing Bank that the Issuing Bank shall not be responsible for, and SAC's Reimbursement Obligations under subsection 2.8(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, provided, that reliance upon such documents by the Issuing Bank shall not have constituted gross negligence or willful misconduct of the Issuing Bank or (ii) any dispute between or among SAC and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of SAC against any beneficiary of such Letter of Credit or any such transferee.

         (c) The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct.

         (d) SAC agrees that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on SAC and shall not result in any liability of the Issuing Bank to SAC.

2.10     Letter of Credit Payments.

                  If any draft shall be presented for payment to the Issuing Bank under any Letter of Credit, the Issuing Bank shall promptly notify SAC of the date and amount thereof. The responsibility of the Issuing Bank to SAC in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit and any other obligation expressly imposed by the Uniform Customs, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit. 2.11 Application.

                  To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall apply.

2.12     Existing Letters of Credit.

                  The Issuing Bank and each of the other parties hereto agree that, effective on the Closing Date, each Existing Letter of Credit outstanding on such date, and each extension, renewal or replacement thereof, shall be deemed to have been issued pursuant to, and governed by, the terms of this Agreement.

                             2A. ACQUISITION LOANS.

         2A.1  Acquisition Loan Commitment.

         (a) Subject to the terms and conditions hereof, each U.S. Dollar Bank severally agrees to make term loans in U.S. Dollars (each, an "Acquisition Loan") to SAC from time to time during the Acquisition Loan Commitment Period in an aggregate principal amount at any one time outstanding which does not exceed the amount of such Bank's Acquisition Commitment then in effect; provided that, the Acquisition Loan Commitments shall terminate at 3:00 p.m. New Jersey time on the Acquisition Loan Maturity Date to the extent that Acquisition Loans have not been made prior to that time. The Acquisition Commitments may be terminated or reduced from time to time pursuant to subsection 5.5.

         (b) The Acquisition Loans may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by the U.S. Dollar Borrowers and notified to the Administrative Agent in accordance with subsections 2A.3 and 5.14; provided that, (x) no Acquisition Loan shall be made as a Eurodollar Loan after the date that is one month prior to the Acquisition Loan Maturity Date and (y) during the Syndication Period each Acquisition Loan shall be made as Base Rate Loan.

         (c) The failure of any U.S. Dollar Bank to make any Acquisition Loan shall not in itself relieve any other U.S. Dollar Bank of its obligation to lend hereunder (it being understood, however, that no Bank shall be responsible for the failure of any other Bank to make any Loan required to be made by such other Bank). Each Acquisition Loan shall be made in accordance with the procedures set forth in subsection 2.A.3.

         2A.2       Acquisition Notes.

                  The Acquisition Loans made by each U.S. Dollar Bank shall be evidenced by a promissory note of SAC, substantially in the form of Exhibit A-2, with appropriate insertions as to payee, date and principal amount (a "Acquisition Note"), payable to the order of such U.S. Dollar Bank and in a principal amount equal to the amount of the initial Acquisition Loan Commitment of such U.S. Dollar Bank. Each U.S. Dollar Bank is hereby authorized to record the date, Type and amount of each Acquisition Loan made by such Bank, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Acquisition Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure of any U.S. Dollar Bank to make such recordation (or any error in such recordation) shall not affect the obligations of the U.S. Dollar Borrowers hereunder or under such Note. Each Acquisition Note shall (a) be dated the Closing Date, (b) be stated to mature in installments in amounts equal to such Bank's Acquisition Loan Commitment Percentage of the amounts, and payable on the dates, calculated as set forth on Schedule 2.14 and be stated to mature on the Acquisition Loan Maturity Date and (c) provide for the payment of interest in accordance with subsections 5.2 and 5.3.

         2A.3  Procedure for Acquisition Loans.

         (a) SAC may borrow under the Acquisition Loan Commitments during the Acquisition Loan Commitment Period on any Business Day. The U.S. Dollar Borrowers shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New Jersey time, three Business Days prior to the requested Borrowing Date, if all or any part of the requested Acquisition Loans are to be initially Eurodollar Loans, or prior to 12:00 noon, New Jersey time, one Business Day prior to the requested Borrowing Date if all of the requested Acquisition Loans are to be initially Base Rate Loans), specifying in the Notice of Borrowing (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) the Permitted Acquisition to be financed with the proceeds of such Acquisition Loans, (iv) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans or a combination thereof and (v) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Loan(s) and the length of the initial Interest Period(s) therefor. Each borrowing under the Acquisition Loan Commitments of Eurodollar Loans shall be in an amount equal to $1,000,000 or increments of $100,000 thereafter (or, if the aggregate Available Acquisition Loan Commitments at such time are less than $1,000,000, such lesser amount). Each borrowing under the Acquisition Loan Commitments of Base Rate Loans shall be in an amount equal to $500,000 or increments of $100,000 thereafter (or, if the aggregate Available Acquisition Loan Commitments at such time are less than $500,000, such lesser amount).

                  Upon receipt of a Notice of Borrowing from SAC, the Administrative Agent shall promptly notify each U.S. Dollar Bank thereof. Each U.S. Dollar Bank will make the amount of its pro rata share of each borrowing (based on its Acquisition Loan Commitment Percentage at that time) available to the Administrative Agent for the account of SAC at the office of the Administrative Agent specified in subsection 12.2 prior to 10:00 A.M., New Jersey time, on the Borrowing Date requested by SAC in funds immediately available to the Administrative Agent. Such borrowing will then be made available to SAC by the Administrative Agent crediting the account of SAC on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Banks and in like funds as received by the Administrative Agent.

                  Unless the Administrative Agent shall have received notice from a U.S. Dollar Bank prior to the date of any borrowing of Acquisition Loans that such Bank will not make available to the Administrative Agent such Bank's pro rata portion of such borrowing, the Administrative Agent may assume that such Bank has made such portion available to the Administrative Agent on the date of such borrowing in accordance with this subsection and the Administrative Agent may, in reliance upon such assumption, make available to the U.S. Dollar Borrowers on such date a corresponding amount. If and to the extent that such Bank shall not have made such portion available to the Administrative Agent, such Bank and SAC (without prejudice to SAC's' rights against such Bank) severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to SAC until the date such amount is repaid to the Administrative Agent at (i) in the case of SAC, the interest rate applicable at the time to the Acquisition Loans comprising such borrowing and (ii) in the case of such Bank, the Federal Funds Effective Rate, provided, that, if such Bank shall not pay such amount within three Business Days of such Borrowing Date, the interest rate on such overdue amount shall, at the expiration of such three-Business Day period, be the rate per annum applicable to Base Rate Loans. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Bank's Acquisition Loan as part of such borrowing for purposes of this Agreement.

         (b) If in a Notice of Borrowing no election as to the Type of Acquisition Loan is specified in any such notice, then the requested Acquisition Loan shall be a Base Rate Loan. If a Eurodollar Loan is requested but no Interest Period with respect to such Loan is specified in any such notice, then the U.S. Dollar Borrowers shall be deemed to have selected an Interest Period of one month's duration.

                                 3. TERM LOANS

3.1 Term Loans.

         (a) Subject to the terms and conditions hereof, each U.S. Dollar Bank severally agrees to make term loans in U.S. Dollars (each such Term Loan being referred to herein as a "Term Loan A Loan", "Term Loan A-1 Loan", "Term Loan A-2 Loan" or a "Term Loan B Loan", as the case may be) to SAC on the Closing Date, in a principal amount not to exceed such Bank's Term Loan A Commitment, Term Loan A-1 Commitment, Term Loan A-2 Commitment or Term Loan B Commitment. Any portion of the Term Loan Commitment not borrowed on such date shall be terminated.

         (b) The Term Loans may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by the U.S. Dollar Borrowers and notified to the Administrative Agent in accordance with subsections 3.3 and 5.14; provided that during the Syndication Period each Term Loan shall be made as a Base Rate Loan.

3.2 Term Notes.

                  The Term Loans made by each U.S. Dollar Bank shall be evidenced by promissory notes of SAC, substantially in the form of Exhibit A-3 (each, a "Term Note A", "Term Note A-1", "Term Note A-2" or "Term Note B", as the case may be), with appropriate insertions, payable to the order of such U.S. Dollar Bank and in a principal amount equal to the amount of the Term Loan A Commitment, Term Loan A-1 Commitment, Term Loan A-2 Commitment or Term Loan B Commitment of such U.S. Dollar Bank. Each U.S. Dollar Bank is hereby authorized to record the date, Type and amount of the Term Loan made by such Bank, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Term Note and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure of any Bank to make such recordation (or any error in such recordation) shall not affect the obligations of SAC hereunder or under such Note. Each Term Note A, each Term Note A-1, each Term Note A-2 and each Term Note B shall (a) be dated the Closing Date, (b) be stated to mature with respect to the Term Loan A Loans, Term Loan A-1 Loans and Term Loan A-2 Loans on April 26, 2006 (the "Term Loan A Maturity Date") and, with respect to the Term Loan B Loans, on April 26, 2007 (the "Term Loan B Maturity Date"), as the case may be and (c) provide for the payment of interest in accordance with subsections 5.2 and 5.3.

3.3 Procedure for Term Loans.

                  Each U.S. Dollar Bank will make the amount of its pro rata share of the Term Loans (based on the percentage which its Term Loan A Commitment, Term Loan A-1 Commitment, Term Loan A-2 Commitment or Term Loan B Commitment, as the case may be, constitutes of the aggregate Term Loan A Commitments, Term Loan A-1 Commitments, Term Loans A-2 Commitments or Term Loan B Commitments, as the case may be) available to the Administrative Agent for the account of SAC at the office of the Administrative Agent specified in subsection
12.2 prior to 10:00 A.M., New Jersey time on the Closing Date in funds immediately available to the Administrative Agent.

         3.4 Repayment of Term Loans.

(a) SAC shall repay the Term Loan A Loans in 24 consecutive quarterly installments on the dates and in the aggregate amounts set forth below:

         Date                                                Amount

         June 30, 2000                                     $192,937.50
         September 30, 2000                                 192,937.50
         December 31, 2000                                  192,937.50
         March 31, 2001                                     192,937.50
         June 30, 2001                                      231,525.00
         September 30, 2001                                 231,525.00
         December 31, 2001                                  231,525.00
         March 31, 2002                                     231,525.00
         June 30, 2002                                      289,406.25
         September 30, 2002                                 289,406.25
         December 31, 2002                                  289,406.25
         March 31, 2003                                     289,406.25
         June 30, 2003                                      347,287.50
         September 30, 2003                                 347,287.50
         December 31, 2003                                  347,287.50
         March 31, 2004                                     347,287.50
         June 30, 2004                                      385,875.00
         September 30, 2004                                 385,875.00
         December 31, 2004                                  385,875.00
         March 31, 2005                                     385,875.00
         June 30, 2005                                      482,343.75
         September 30, 2005                                 482,343.75
         December 31, 2005                                  482,343.75
         Term Loan A Maturity Date                          482,343.75

         (b) SAC shall repay the Term Loan A-1 Loans in 24 consecutive quarterly installments on the dates and in the aggregate amounts set forth below:

         Date                                                Amount

         June 30, 2000                                     $299,250.00
         September 30, 2000                                 299,250.00
         December 31, 2000                                  299,250.00
         March 31, 2001                                     299,250.00
         June 30, 2001                                      359,100.00
         September 30, 2001                                 359,100.00
         December 31, 2001                                  359,100.00
         March 31, 2002                                     359,100.00
         June 30, 2002                                      448,875.00
         September 30, 2002                                 448,875.00
         December 31, 2002                                  448,875.00
         March 31, 2003                                     448,875.00
         June 30, 2003                                      538,650.00
         September 30, 2003                                 538,650.00
         December 31, 2003                                  538,650.00
         March 31, 2004                                     538,650.00
         June 30, 2004                                      598,500.00
         September 30, 2004                                 598,500.00
         December 31, 2004                                  598,500.00
         March 31, 2005                                     598,500.00
         June 30, 2005                                      748,125.00
         September 30, 2005                                 748,125.00
         December 31, 2005                                  748,125.00
         Term Loan A Maturity Date                          748,125.00

         (c) SAC shall repay the Term Loan A-2 Loans in 24 consecutive quarterly installments on the dates and in the aggregate amounts set forth below:

         Date                                                Amount

         June 30, 2000                                     $320,312.50
         September 30, 2000                                 320,312.50
         December 31, 2000                                  320,312.50
         March 31, 2001                                     320,312.50
         June 30, 2001                                      384,375.00
         September 30, 2001                                 384,375.00
         December 31, 2001                                  384,375.00
         March 31, 2002                                     384,375.00
         June 30, 2002                                      480,468.75
         September 30, 2002                                 480,468.75
         December 31, 2002                                  480,468.75
         March 31, 2003                                     480,468.75
         June 30, 2003                                      576,562.50
         September 30, 2003                                 576,562.50
         December 31, 2003                                  576,562.50
         March 31, 2004                                     576,562.50
         June 30, 2004                                      640,625.00
         September 30, 2004                                 640,625.00
         December 31, 2004                                  640,625.00
         March 31, 2005                                     640,625.00
         June 30, 2005                                      800,781.25
         September 30, 2005                                 800,781.25
         December 31, 2005                                  800,781.25
         Term Loan A Maturity Date                          800,781.25

         (d) SAC shall repay the Term Loan B Loans in 28 consecutive quarterly installments on the dates and in the aggregate amounts set forth below:

         Date                                                Amount

         June 30, 2000                                      $50,000.00
         September 30, 2000                                  50,000.00
         December 31, 2000                                   50,000.00
         March 31, 2001                                      50,000.00
         June 30, 2001                                       50,000.00
         September 30, 2001                                  50,000.00
         December 31, 2001                                   50,000.00
         March 31, 2002                                      50,000.00
         June 30, 2002                                       50,000.00
         September 30, 2002                                  50,000.00
         December 31, 2002                                   50,000.00
         March 31, 2003                                      50,000.00
         June 30, 2003                                       50,000.00
         September 30, 2003                                  50,000.00
         December 31, 2003                                   50,000.00
         March 31, 2004                                      50,000.00
         June 30, 2004                                       50,000.00
         September 30, 2004                                  50,000.00
         December 31, 2004                                   50,000.00
         March 31, 2005                                      50,000.00
         June 30, 2005                                       50,000.00
         September 30, 2005                                  50,000.00
         December 31, 2005                                   50,000.00
         March 31, 2006                                      50,000.00
         June 30, 2006                                       50,000.00
         September 30, 2006                                  50,000.00
         December 31, 2006                                   50,000.00
         Term Loan B Maturity Date                       18,650,000.00

(e) The Term Notes shall also be subject to mandatory and optional prepayment as provided in subsections 5.7 and 5.8. Any payments on the Term Loans (whether optional or mandatory) may not be reborrowed.

                   4. CANADIAN DOLLAR REVOLVING CREDIT LOANS

4.1      Canadian Dollar Revolving Credit Commitments.

         (a) Subject to the terms and conditions hereof, each Canadian Funding Bank severally agrees to make revolving credit loans in Canadian Dollars (the "Canadian Dollar Revolving Credit Loans") to CC Canada from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the U.S. Dollar Equivalent of the Canadian Dollar Revolving Credit Commitment of such Bank; provided that, no Canadian Dollar Revolving Credit Loan shall be made if, after giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, the aggregate amount of the Canadian Dollar Revolving Credit Exposure at such time would exceed either (x) the Canadian Dollar Borrowing Base as of the date of the most recent Canadian Dollar Borrowing Base Certificate furnished to the Administrative Agent or (y) the aggregate amount of the Canadian Revolving Credit Commitments at such time. The Canadian Dollar Revolving Credit Commitments may be terminated or reduced from time to time pursuant to subsection 5.5. Within the foregoing limits, CC Canada may during the Commitment Period borrow, repay and reborrow under the Canadian Dollar Revolving Credit Commitments, subject to and in accordance with the terms and limitations hereof.

         (b) The Canadian Dollar Revolving Credit Loans may from time to time be
(i) Canadian Base Rate Loans, (ii) Canadian COF Rate Loans or (iii) a combination thereof, as determined by CC Canada and notified to the Canadian Funding Banks and the Administrative Agent in accordance with subsections 4.3 and 5.14; provided that, (x) no Canadian Dollar Revolving Credit Loan shall be made as a Canadian COF Rate Loan after the date that is 30 days prior to the Revolving Credit Maturity Date and (y) during the Syndication Period each Canadian Dollar Revolving Credit Loan shall be made as a Canadian Base Rate Loan.

         (c) The failure of any Canadian Funding Bank to make any Canadian Dollar Revolving Credit Loan shall not in itself relieve any other Canadian Funding Bank of its obligation to lend hereunder (it being understood, however, that no Bank shall be responsible for the failure of any other Bank to make any Loan required to be made by such other Bank). Each Canadian Dollar Revolving Credit Loan shall be made in accordance with the procedures set forth in subsection 4.3.

4.2      Canadian Dollar Revolving Credit Note.

                  The Canadian Dollar Revolving Credit Loans made by each Canadian Funding Bank shall be evidenced by a promissory note of CC Canada, substantially in the form of Exhibit A-4, with appropriate insertions as to payee, date and principal amount (a "Canadian Dollar Revolving Credit Note"), payable to the order of such Canadian Funding Bank. Each Canadian Funding Bank is hereby authorized to record the date, Type and amount of each Canadian Dollar Revolving Credit Loan made by such Bank, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Canadian COF Rate Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Canadian Dollar Revolving Credit Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure of any Canadian Funding Bank to make such recordation (or any error in such recordation) shall not affect the obligations of CC Canada hereunder or under such Canadian Dollar Revolving Credit Note. Each Canadian Dollar Revolving Credit Note shall (a) be dated the Closing Date, (b) be stated to mature on the Revolving Credit Maturity Date and (c) provide for the payment of interest in accordance with subsections 5.2 and 5.3.

4.3      Procedure for Canadian Dollar Revolving Credit Loans.

         (a) CC Canada may borrow under the Canadian Dollar Revolving Credit Commitments during the Commitment Period on any Business Day. CC Canada shall give each Canadian Funding Bank and the Administrative Agent irrevocable notice (which notice must be received by both such parties prior to twelve o'clock (12:00) noon, New Jersey time, one Business Day prior to the requested Borrowing
Date), specifying in the Notice of Borrowing (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Canadian COF Rate Loans, Canadian Base Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Canadian COF Rate Loans, the amount of such Loan(s) and the length of the initial Interest Period(s) therefor. Each borrowing under the Canadian Dollar Revolving Credit Commitments shall be in an amount equal to CAN $500,000 or increments of CAN $100,000 thereafter (or, if the then Available Canadian Dollar Revolving Credit Commitments are less than CAN $500,000, such lesser amount).

                  Upon receipt of a Notice of Borrowing from CC Canada in respect of a Canadian Dollar Revolving Credit Loan, the Administrative Agent shall promptly notify each Canadian Funding Bank in writing of (i) the aggregate amount of the Revolving Credit Loans and L/C Obligations then outstanding, (ii) the U.S. Dollar Equivalent of the aggregate amount of the Canadian Dollar Revolving Credit Loans then outstanding (exclusive of the amount so requested to be borrowed), (iii) the U.S. Dollar Equivalent of the Canadian Dollar Revolving Credit Loans so requested to be borrowed, (iv) the Applicable Margin for Canadian Dollar Revolving Credit Loans then in effect and (v) the Canadian Dollar Borrowing Base as of the date of the most recent Canadian Dollar Borrowing Base Certificate furnished to the Administrative Agent. Each Canadian Funding Bank will make the amount of its pro rata share of each borrowing (based on its Canadian Dollar Revolving Credit Commitment Percentage at the time) available to CC Canada by crediting such amount in Canadian Dollars to CC Canada's deposit account with such Canadian Funding Bank not later than 2:00 p.m. New Jersey time on the day of the requested Canadian Dollar Revolving Credit Loan or as otherwise directed by CC Canada and acceptable to the Canadian Funding Banks. The Administrative Agent shall within ten days after the end of each month send to each Bank and SAC a schedule of the U.S. Dollar Equivalent of the Canadian Dollar Revolving Credit Loans outstanding as of the end of the prior month.

         (b) If in a Notice of Borrowing no election as to the Type of Canadian Dollar Revolving Credit Loan is specified in any such notice, then the requested Canadian Dollar Revolving Credit Loan shall be a Canadian Base Rate Loan. If a Canadian COF Rate Loan is requested but no Interest Period with respect to such Loan is specified in any such notice, then CC Canada shall be deemed to have selected an Interest Period of thirty (30) days' duration.

                         4A. CANADIAN DOLLAR TERM LOANS.

         4A.1     Canadian Dollar Term Loans.

         (a) Subject to the terms and conditions hereof, each Canadian Funding Bank severally agrees to make term loans in Canadian Dollars (each such Canadian Dollar Term Loan being referred to herein as a "Canadian Dollar Term Loan A Loan" or a "Canadian Dollar Term Loan B Loan", as the case may be) to CC Canada on the Closing Date or such later date when a Canadian Funding Bank first becomes a party hereto, in a principal amount not to exceed such Bank's Canadian Dollar Term Loan A Commitment or Canadian Dollar Term Loan B Commitment. Any portion of the Canadian Dollar Term Loan Commitment not borrowed on such date shall be terminated.

         (b) The Canadian Dollar Term Loans may from time to time be (i) Canadian COF Rate Loans, (ii) Canadian Base Rate Loans or (iii) a combination thereof, as determined by CC Canada and notified to the Administrative Agent in accordance with subsections 4A.3 and 5.14; provided that during the Syndication Period each Canadian Dollar Term Loan shall be made as a Canadian Base Rate Loan.

         4A.2     Term Notes.

                  The Canadian Dollar Term Loans made by each Canadian Funding Bank shall be evidenced by promissory notes of CC Canada, substantially in the form of Exhibit A-5 (each, a "Canadian Dollar Term Note A" or "Canadian Dollar Term Note B", as the case may be), with appropriate insertions, payable to the order of such Canadian Funding Bank and in a principal amount equal to the amount of the Canadian Dollar Term Loan A Commitment or Canadian Dollar Term Loan B Commitment of such Canadian Funding Bank. Each Canadian Funding Bank is hereby authorized to record the date, Type and amount of the Canadian Dollar Term Loan made by such Bank, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Canadian Dollar Term Note and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure of any Bank to make such recordation (or any error in such recordation) shall not affect the obligations of the CC Canada hereunder or under such Note. Each Canadian Dollar Term Note A and each Canadian Dollar Term Note B shall (a) be dated the Closing Date, (b) be stated to mature with respect to the Canadian Dollar Term Loan A Loans, on April 26, 2006 (the "Canadian Dollar Term Loan A Maturity Date") and, with respect to the Canadian Dollar Term Loan B Loans, on April 26, 2007 (the "Canadian Dollar Term Loan B Maturity Date"), as the case may be and (c) provide for the payment of interest in accordance with subsections 5.2 and 5.3.

         4A.3     Procedure for Canadian Dollar Term Loans.

                  Each Canadian Funding Bank will make the amount of its pro rata share of the Canadian Dollar Term Loans (based on the percentage which its Canadian Dollar Term Loan A Commitment or Canadian Dollar Term Loan B Commitment, as the case may be, constitutes of the aggregate Canadian Dollar Term Loan A Commitments or Canadian Dollar Term Loan B Commitments, as the case may be) available to the Administrative Agent for the account of CC Canada at the office of the Administrative Agent specified in subsection 12.2 prior to 10:00 A.M., New Jersey time on the Closing Date, or such later date when a Canadian Funding Bank first becomes a party hereto, in funds immediately available to the Administrative Agent.

         4A.4     Repayment of Canadian Dollar Term Loans.

(a) CC Canada shall repay the Canadian Dollar Term Loan A Loans in 24 consecutive quarterly installments on the dates and in the aggregate amounts set forth below:

         Date                                                     Amount

         June 30, 2000                                        $437,500.00
         September 30, 2000                                    437,500.00
         December 31, 2000                                     437,500.00
         March 31, 2001                                        437,500.00
         June 30, 2001                                         525,000.00
         September 30, 2001                                    525,000.00
         December 31, 2001                                     525,000.00
         March 31, 2002                                        525,000.00
         June 30, 2002                                         656,250.00
         September 30, 2002                                    656,250.00
         December 31, 2002                                     656,250.00
         March 31, 2003                                        656,250.00
         June 30, 2003                                         787,500.00
         September 30, 2003                                    787,500.00
         December 31, 2003                                     787,500.00
         March 31, 2004                                        787,500.00
         June 30, 2004                                         875,000.00
         September 30, 2004                                    875,000.00
         December 31, 2004                                     875,000.00
         March 31, 2005                                        875,000.00
         June 30, 2005                                       1,093,750.00
         September 30, 2005                                  1,093,750.00
         December 31, 2005                                   1,093,750.00
         Canadian Dollar Term Loan A Maturity Date           1,093,750.00

         (b) CC Canada shall repay the Canadian Dollar Term Loan B Loans in 28 consecutive quarterly installments on the dates and in the aggregate amounts set forth below:

         Date                                                     Amount

         June 30, 2000                                         $12,500.00
         September 30, 2000                                     12,500.00
         December 31, 2000                                      12,500.00
         March 31, 2001                                         12,500.00
         June 30, 2001                                          12,500.00
         September 30, 2001                                     12,500.00
         December 31, 2001                                      12,500.00
         March 31, 2002                                         12,500.00
         June 30, 2002                                          12,500.00
         September 30, 2002                                     12,500.00
         December 31, 2002                                      12,500.00
         March 31, 2003                                         12,500.00
         June 30, 2003                                          12,500.00
         September 30, 2003                                     12,500.00
         December 31, 2003                                      12,500.00
         March 31, 2004                                         12,500.00
         June 30, 2004                                          12,500.00
         September 30, 2004                                     12,500.00
         December 31, 2004                                      12,500.00
         March 31, 2005                                         12,500.00
         June 30, 2005                                          12,500.00
         September 30, 2005                                     12,500.00
         December 31, 2005                                      12,500.00
         March 31, 2006                                         12,500.00
         June 30, 2006                                          12,500.00
         September 30, 2006                                     12,500.00
         December 31, 2006                                      12,500.00
         Canadian Dollar Term Loan B Maturity Date           4,662,500.00

         (c) The Canadian Dollar Term Notes shall also be subject to mandatory and optional prepayment as provided in subsections 5.7 and 5.8. Any payments on the Canadian Dollar Term Loans (whther optional or mandatory) may not be reborrowed.

                       4B. INTERIM REVOLVING CREDIT LOANS.

         4B.1     Interim Revolving Credit Commitments.

         (a) Subject to the terms and conditions hereof, each U.S. Dollar Bank severally agrees to make revolving credit loans in U.S. Dollars (the "Interim Revolving Credit Loans") to CC Canada from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the Interim Revolving Credit Commitment of such Bank; provided that, no Interim Revolving Credit Loan shall be made if, after giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, the aggregate amount of the Interim Revolving Credit Exposure at such time would exceed either (x) the Interim Borrowing Base plus the U.S. Dollar Borrowing Base, each as of the date of the most recent Interim Borrowing Base Certificate furnished to the Administrative Agent or (y) the aggregate amount of the Interim Revolving Credit Commitments at such time. The Interim Revolving Credit Commitments may be terminated or reduced from time to time pursuant to subsection 5.5. Within the foregoing limits, CC Canada may during the Commitment Period borrow, repay and reborrow under the Interim Revolving Credit Commitments, subject to and in accordance with the terms and limitations hereof.

         (b) The Interim Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by CC Canada and notified to the U.S. Dollar Banks and the Administrative Agent in accordance with subsections 4B.3 and 5.14; provided that, (x) no Interim Revolving Credit Loan shall be made as a Eurodollar Loan after the date that is one month prior to the Revolving Credit Maturity Date and
(y) during the Syndication Period each Interim Revolving Credit loan shall be made as a Base Rate Loan.

         (c) The failure of any U.S. Dollar Bank to make any Interim Revolving Credit Loan shall not in itself relieve any other U. S. Dollar Bank of its obligation to lend hereunder (it being understood, however, that no Bank shall be responsible for the failure of any other Bank to make any Loan required to be made by such other Bank). Each Interim Revolving Credit Loan shall be made in accordance with the procedures set forth in subsection 4B.3.

         4B.2.    Interim Revolving Credit Note.

                  The Interim Revolving Credit Loans made by each U.S. Dollar Bank shall be evidenced by a promissory note of CC Canada, substantially in the form of Exhibit A-6, with appropriate insertions as to payee, date and principal amount (in "Interim Revolving Credit Note"), payable to the order of such U.S. Dollar Bank. Each U.S. Dollar Bank is hereby authorized to record the date, Type and amount of each Interim Revolving Credit Loan made by such Bank, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Rate Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Interim Revolving Credit Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure of any U.S. Dollar Bank to make such recordation (or any error in such recordation) shall not affect the obligations of CC Canada hereunder or under such Interim Revolving Credit Note. Each Interim Revolving Credit Note shall (a) be dated the Closing Date, (b) be stated to mature on the Interim Revolving Credit Maturity Date and (c) provide for the payment of interest in accordance with subsections 5.2 and 5.3.

         4B.3     Procedure for Interim Revolving Credit Loans.

         (a) CC Canada may borrow under the Interim Revolving Credit Commitments during the Commitment Period on any Business Day. CC Canada shall give the Administrative Agent irrevocable notice (which notice must be received by both the Administrative Agent prior to twelve o'clock (12:00) noon, New Jersey time, one Business Day prior to the requested Borrowing Date), specifying in the Notice of Borrowing (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Loan(s) and the length of the initial Interest Period(s) therefor. Each borrowing under the Interim Revolving Credit Commitments shall be in an amount equal to $500,000 or increments of $100,000 thereafter (or, if the then Available Interim Revolving Credit Commitments are less than $500,000, such lesser amount).

                  Upon receipt of a Notice of Borrowing from CC Canada in respect of a Interim Revolving Credit Loan, the Administrative Agent shall promptly notify each U.S. Dollar Bank in writing of (i) the aggregate amount of the Interim Revolving Credit Loans and L/C Obligations then outstanding, (ii) the aggregate amount of the Interim Revolving Credit Loans then outstanding (exclusive of the amount so requested to be borrowed), (iii) the Interim Revolving Credit Loans so requested to be borrowed, (iv) the Applicable Margin for Interim Revolving Credit Loans then in effect and (v) the Interim Borrowing Base as of the date of the most recent Interim Borrowing Base Certificate furnished to the Administrative Agent. Each U.S. Dollar Bank will make the amount of its pro rata share of each borrowing (based on its Interim Revolving Credit Commitment Percentage at the time) available to the Administrative Agent for the account of CC Canada at the office of the Administrative Agent specified in subsection 12.2 not later than 2:00 p.m. New Jersey time on the day of the requested Interim Revolving Credit Loan or as otherwise directed by CC Canada and acceptable to the U.S. Dollar Banks. The Administrative Agent shall within ten days after the end of each month send to each Bank and SAC a schedule of the Interim Revolving Credit Loans outstanding as of the end of the prior month.

         (b) If in a Notice of Borrowing no election as to the Type of Interim Revolving Credit Loan is specified in any such notice, then the requested Interim Revolving Credit Loan shall be a Base Rate Loan. If an Eurodollar Loan is requested but no Interest Period with respect to such Loan is specified in any such notice, then CC Canada shall be deemed to have selected an Interest Period of one month's duration.

                             4C. INTERIM TERM LOANS

         4C.1     Interim Term Loans.

         (a) Subject to the terms and conditions hereof, each U.S. Dollar Bank severally agrees to make term loans in U.S. Dollars (each such Interim Term Loan being referred to herein as an "Interim Dollar Term Loan A Loan" or an "Interim Term Loan B Loan", as the case may be) to CC Canada on the Closing Date, in a principal amount not to exceed such Bank's Interim Term Loan A Commitment or Interim Term Loan B Commitment. Any portion of the Interim Term Loan Commitment not borrowed on such date shall be terminated.

         (b) The Interim Term Loans may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by CC Canada and notified to the Administrative Agent in accordance with subsections 4C.3 and 5.14; provided that, during the Syndication Period each Interim Term Loan shall be made as a Base Rate Loan.

         4C.2     Term Notes.

                  The Interim Term Loans made by each U.S. Dollar Bank shall be evidenced by promissory notes of CC Canada, substantially in the form of Exhibit A-7 (each, an "Interim Term Note A" or an "Interim Term Note B", as the case may be), with appropriate insertions, payable to the order of such U.S. Dollar Bank and in a principal amount equal to the amount of the Interim Term Loan A Commitment or Interim Term Loan B Commitment of such U.S. Dollar Bank. Each U.S. Dollar Bank is hereby authorized to record the date, Type and amount of the Interim Term Loan made by such Bank, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Interim Term Note and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure of any Bank to make such recordation (or any error in such recordation) shall not affect the obligations of the CC Canada hereunder or under such Note. Each Interim Term Note A and each Interim Term Note B shall (a) be dated the Closing Date, (b) be stated to mature with respect to the Interim Term Loan A Loans, on April 26, 2006 (the "Interim Term Loan A Maturity Date") and, with respect to the Interim Term Loan B Loans, on April 26, 2007 (the "Interim Term Loan B Maturity Date"), as the case may be and (c) provide for the payment of interest in accordance with subsections 5.2 and 5.3.

         4C.3     Procedure for Interim Term Loans.

                  Each U.S. Dollar Bank will make the amount of its pro rata share of the Interim Term Loans (based on the percentage which its Interim Term Loan A Commitment or Interim Term Loan B Commitment, as the case may be, constitutes of the aggregate Interim Term Loan A Commitments or Interim Term Loan B Commitments, as the case may be) available to the Administrative Agent for the account of CC Canada at the office of the Administrative Agent specified in subsection 12.2 prior to 10:00 A.M., New Jersey time on the Closing Date in funds immediately available to the Administrative Agent.

         4C.4     Repayment of Interim Term Loans.

                  (a) CC Canada shall repay the Interim Term Loan A Loans in 24 consecutive quarterly installments on the dates and in the aggregate amounts set forth below:

         Date                                                            Amount

         June 30, 2000                                              $437,500.00
         September 30, 2000                                          437,500.00
         December 31, 2000                                           437,500.00
         March 31, 2001                                              437,500.00
         June 30, 2001                                               525,000.00
         September 30, 2001                                          525,000.00
         December 31, 2001                                           525,000.00
         March 31, 2002                                              525,000.00
         June 30, 2002                                               656,250.00
         September 30, 2002                                          656,250.00
         December 31, 2002                                           656,250.00
         March 31, 2003                                              656,250.00
         June 30, 2003                                               787,500.00
         September 30, 2003                                          787,500.00
         December 31, 2003                                           787,500.00
         March 31, 2004                                              787,500.00
         June 30, 2004                                               875,000.00
         September 30, 2004                                          875,000.00
         December 31, 2004                                           875,000.00
         March 31, 2005                                              875,000.00
         June 30, 2005                                             1,093,750.00
         September 30, 2005                                        1,093,750.00
         December 31, 2005                                         1,093,750.00
         Interim Term Loan A Maturity Date                         1,093,750.00

                  (b) CC Canada shall repay the Interim Term Loan B Loans in 28 consecutive quarterly installments on the dates and in the aggregate amounts set forth below:

         Date                                                       Amount

         June 30, 2000                                            $12,500.00
         September 30, 2000                                        12,500.00
         December 31, 2000                                         12,500.00
         March 31, 2001                                            12,500.00
         June 30, 2001                                             12,500.00
         September 30, 2001                                        12,500.00
         December 31, 2001                                         12,500.00
         March 31, 2002                                            12,500.00
         June 30, 2002                                             12,500.00
         September 30, 2002                                        12,500.00
         December 31, 2002                                         12,500.00
         March 31, 2003                                            12,500.00
         June 30, 2003                                             12,500.00
         September 30, 2003                                        12,500.00
         December 31, 2003                                         12,500.00
         March 31, 2004                                            12,500.00
         June 30, 2004                                             12,500.00
         September 30, 2004                                        12,500.00
         December 31, 2004                                         12,500.00
         March 31, 2005                                            12,500.00
         June 30, 2005                                             12,500.00
         September 30, 2005                                        12,500.00
         December 31, 2005                                         12,500.00
         March 31, 2006                                            12,500.00
         June 30, 2006                                             12,500.00
         September 30, 2006                                        12,500.00
         December 31, 2006                                         12,500.00
         Interim Term Loan B Maturity Date                      4,675,000.00

                  (c) The Interim Term Notes shall also be subject to mandatory and optional prepayment as provided in subsections 5.7 and 5.8. Any payments on the Interim Term Loans (whether optional or mandatory) may not be reborrowed.

                   5. GENERAL PROVISIONS APPLICABLE TO LOANS

5.1      Fees.

         (a) SAC agrees to pay to the Administrative Agent for the account of each U.S. Dollar Bank, on each March 31, June 30, September 30 and December 31 during the Commitment Period and on the date on which the Revolving Credit Commitments shall be terminated as provided herein, a commitment fee at a rate per annum equal to the Commitment Fee Rate in effect from time to time on the average daily amount of the Available Revolving Credit Commitments during the preceding quarter (or shorter period commencing with the date hereof or ending with the Revolving Credit Maturity Date or the date on which the Revolving Credit Commitments shall be terminated). CC Canada agrees to pay to the Administrative Agent for the account of each Canadian Funding Bank, on each March 31, June 30, September 30, and December 31 during the Commitment Period and on the date on which the Canadian Dollar Revolving Credit Commitments shall be terminated as provided herein, a commitment fee at a rate per annum equal to the Commitment Fee Rate in effect from time to time on the average daily amount of the U.S. Dollar Equivalent of the Available Canadian Dollar Revolving Credit Commitments during the preceding quarter (or shorter period commencing with the date hereof or ending with the Revolving Credit Maturity Date or the date on which the Canadian Dollar Revolving Credit Commitments shall be terminated); provided however, until Canadian Funding Banks shall have become party hereto, CC Canada shall pay the Commitment Fee payable in respect of such Available Canadian Dollar Revolving Credit Commitment to the Administrative Agent for the account of each US Dollar Bank in lieu of paying such fee to the Administrative Agent for the account of each Canadian Funding Bank. SAC agrees to pay to the Administrative Agent for the account of each U.S. Dollar Bank, on each March 31, June 30, September 30 and December 31 during the Acquisition Loan Commitment Period and on the date on which the Acquisition Loan Commitments shall be terminated as provided herein, a commitment fee at a rate per annum equal to the Acquisition Loan Commitment Fee Rate in effect from time to time on the average daily amount of the Available Acquisition Loan Commitments during the preceding quarter (or shorter period commencing with the date hereof or ending with the Acquisition Loan Maturity Date or the date on which the Acquisition Loan Commitments shall be terminated). All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days and shall be paid in U.S. Dollars. The Commitment Fee due to each Bank shall commence to accrue on the date hereof, and shall cease to accrue on the earlier of the Revolving Credit Maturity Date, or the Acquisition Loan Commitment Termination Date, as the case may be, and the termination of the Commitment of such Bank as provided herein. The Administrative Agent shall distribute (a) the Commitment Fees on the Revolving Credit Commitments among the U.S. Dollar Banks pro rata in accordance with their respective Revolving Credit Commitment Percentages, (b) the Commitment Fees on the Canadian Dollar Revolving Credit Commitments among the Canadian Funding Banks pro rata in accordance with their respective Canadian Dollar Revolving Credit Commitment Percentages and (c) the Commitment Fees on the Acquisition Loan Commitments among the U.S. Dollar Banks pro rata in accordance with their respective Acquisition Loan Commitment percentages.

         (b) SAC agrees to pay the Administrative Agent, the Syndication Agent and the Arrangers administrative and other fees at the times and in the amounts set forth in the Fee Letter Agreement.

         (c) The foregoing fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Banks. Once paid, none of the foregoing fees shall be refundable under any circumstances.

5.2      Interest Rates and Payment Dates.

         (a) Subject to the provisions of subsection 5.3, each Base Rate Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) at a rate per annum equal to the Base Rate plus the Applicable Margin.

         (b) Subject to the provisions of subsection 5.3, each Eurodollar Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Euro-Rate for the Interest Period in effect for such Eurodollar Loan plus the Applicable Margin.

         (c) Subject to the provisions of subsection 5.3, each Canadian Base Rate Loan shall bear interest (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be) at a rate per annum equal to the Canadian Base Rate plus the Applicable Margin.

         (d) Subject to the provisions of subsection 5.3, each Canadian COF Rate Loan shall bear interest (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be) at a rate per annum equal to the Canadian COF Rate for the Interest Period in effect for such Canadian COF Rate Loan plus the Applicable Margin.

         (e) Interest on each Loan shall be payable in arrears on each Interest Payment Date applicable to such Loan; provided that, interest accruing on overdue amounts pursuant to subsection 5.3 shall be payable on demand as provided in such subsection.

         (f) As soon as practicable the Administrative Agent shall notify SAC and the Banks of (i) each determination of a Euro-Rate and (ii) the effective date and the amount of each change in the interest rate on a Eurodollar Loan or Base Rate Loan. As soon as practicable, Canadian Funding Banks shall notify SAC, the Administrative Agent and the Canadian Funding Banks of (i) each determination by Canadian Funding Banks of a Canadian COF Rate and (ii) the effective date and the amount of each change in the interest rate on a Canadian COF Rate Loan or Canadian Base Rate Loan. Each determination of an interest rate by the Administrative Agent or Canadian Funding Banks, as the case may be, pursuant to any provision of this Agreement (including subsections 5.2 and 5.3) shall be conclusive and binding on the Borrowers and the Banks in the absence of clearly demonstrable error. At the request of the Borrowers, the Administrative Agent or Canadian Funding Banks, as the case may be, shall deliver to SAC a statement showing the quotations used by it in determining any interest rate pursuant to subsections 5.2(a) through 5.2(d).

         (g) For the purposes of the Interest Act (Canada), in order to effectuate the agreed rates of interest provided herein with respect to Canadian Dollar Revolving Credit Loans, Canadian Dollar Term Loans and Interim Loans, (i) the principle of deemed reinvestment of interest shall not apply to any interest calculation under this Agreement, the Canadian Dollar Revolving Credit Note, the Canadian Dollar Term Note, the Interim Revolving Credit Note or the Interim Term Note, (ii) the rates of interest stipulated under this Agreement, the Canadian Dollar Revolving Credit Note, the Canadian Dollar Term Note, the Interim Revolving Credit Note, and the Interim Term Note are intended to be nominal rates and not effective rates or yields, and (iii) each rate of interest determined pursuant to such calculation expressed as an annual rate is equivalent to such rate as so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 365 days (or 366 days in a leap-year).

         (h) Notwithstanding any other term of this Agreement, any Canadian Dollar Revolving Credit Note, any Canadian Dollar Term Note, any Interim Revolving Credit Note, Interim Term Note, any other Loan Document or any other document referred to herein or therein, the maximum amount of interest and fees which may be charged to or collected from a Borrower under the Canadian Dollar Revolving Credit Loans, the Canadian Dollar Term Loans or the Interim Loans or under any Canadian Dollar Revolving Credit Note, Canadian Dollar Term Note, Interim Revolving Credit Note or Interim Term Note by the Administrative Agent and the Banks shall be absolutely limited to, and shall in no event exceed, the maximum amount of interest which could lawfully be charged or collected under the Criminal Code (Canada).

5.3      Default Interest.

                  If the U.S. Dollar Borrowers or CC Canada shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, the U.S. Dollar Borrowers or CC Canada, as the case may be, shall on demand from time to time pay interest on any overdue payment of principal (in lieu of the interest otherwise payable on such principal under Section 5.2) and, to the extent permitted by law, on overdue payments of interest and other amounts due hereunder up to the date of actual payment (after as well as before judgment):

         (a) in the case of overdue principal of a Base Rate Loan or a Eurodollar Loan, at a rate determined by the Administrative Agent to be 2% per annum above the rate which would otherwise be payable on such Loans in accordance with the provisions hereof;

         (b) in the case of overdue principal of a Canadian Base Rate Loan or a Canadian COF Rate Loan, at a rate determined by Canadian Funding Banks to be the lower of (i) 2% per annum above the rate which would otherwise be payable on such Loans in accordance with the provisions hereof and (ii) the maximum rate permitted under applicable law; and

         (c) in the case of any other amount payable hereunder (whether for interest, fees or otherwise), at a rate equal to 4% per annum above the Base Rate.

5.4      Inability to Determine Interest Rate.

                  In the event, and on each occasion, that prior to the first day of the commencement of any Interest Period for a Eurodollar Loan, the Administrative Agent shall have determined (which determination shall, absent manifest error, be conclusive and binding upon the U.S. Dollar Borrowers) that dollar deposits in the principal amount of such Eurodollar Loan are not generally available in the London Interbank Market, or that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the U.S. Dollar Banks of making or maintaining the principal amount of such Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the Euro-Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or facsimile notice of such determination to SAC and the Banks. After such notice shall have been given and until the circumstances giving rise to such notice no longer exist, each request for a Eurodollar Loan or for conversion to or maintenance of a Eurodollar Loan pursuant to the terms of this Agreement shall be deemed to be a request for a Base Rate Loan. Each determination by the Administrative Agent hereunder shall be conclusive absent error in calculation.

5.5      Termination and Reduction of Commitments.

         (a) The Revolving Credit Commitments shall be automatically terminated on the Revolving Credit Commitment Termination Date. The Acquisition Loan Commitments shall be automatically terminated on the Acquisition Loan Commitment Termination Date. With respect to Canadian Dollar Revolving Credit Loans and Canadian Dollar Term Loans, no Commitment has been secured. The provisions regarding Commitments with respect to Canadian Dollar Revolving Credit Loans and Canadian Dollar Term Loans shall become effective once a Canadian Funding Bank joins this Agreement and the Interim Loans shall have been repaid in full.

         (b) Upon at least five Business Days' prior irrevocable written (including telecopy) notice to the Administrative Agent, the Borrowers may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Revolving Credit Commitments, the Acquisition Loan Commitment, the Canadian Dollar Revolving Credit Commitments and/or the Interim Revolving Credit Commitments; provided, however, that (i) each partial reduction of any Commitment shall be in a minimum principal amount of $5,000,000 or in whole multiples of $1,000,000 in excess thereof, (ii) the Revolving Credit Commitments may not be reduced or terminated such that after such reduction or termination, the Revolving Credit Commitments are less than either the Canadian Dollar Revolving Credit Commitments, the Interim Revolving Credit Commitments or the Acquisition Loan Commitment and (iii) the Commitments may not be reduced or terminated if, after giving effect thereto and to any prepayments of the Revolving Credit Loans, the Canadian Dollar Revolving Credit Loans and/or the Interim Revolving Credit Loans made on the effective date thereof (A) the aggregate amount of the Revolving Credit Exposure at such time would exceed the aggregate amount of the Revolving Credit Commitments at such time, (B) the aggregate amount of the Canadian Dollar Revolving Credit Exposure at such time would exceed the aggregate amount of the Canadian Dollar Revolving Credit Commitments at such time or (C) the aggregate amount of the Interim Revolving Credit Exposure at such time would exceed the aggregate amount of the Interim Revolving Credit Commitments at such time.

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         (c) Each reduction in the Revolving Credit Commitment hereunder shall be made ratably among the U.S. Dollar Banks in accordance with their respective Revolving Credit Commitment Percentages. The U.S. Dollar Borrowers shall pay to the Administrative Agent for the account of the U.S. Dollar Banks on the date of each termination or reduction of the Revolving Credit Commitment, the Commitment Fees on the amount of the Revolving Credit Commitment so terminated or reduced accrued to the date of such termination or reduction.

         (d) Each reduction in the Acquisition Loan Commitment hereunder shall be made ratably among the U.S. Dollar Banks in accordance with their respective Acquisition Loan Commitment Percentages. The U.S. Dollar Borrowers shall pay to the Administrative Agent for the account of the U.S. Dollar Banks on the date of each termination or reduction of the Acquisition Loan Commitment, the Commitment Fees on the amount of the Acquisition Loan Commitment so terminated or reduced accrued to the date of such termination or reduction.

         (e) Each reduction in the Canadian Dollar Revolving Credit Commitments hereunder shall be made ratably among the Canadian Funding Banks in accordance with their respective Canadian Dollar Revolving Credit Commitment Percentages. CC Canada shall pay to the Administrative Agent for the account of the Canadian Funding Banks on the date of each termination or reduction of the Canadian Dollar Revolving Credit Commitments, the Commitment Fees on the amount of the Canadian Dollar Revolving Credit Commitments so terminated or reduced accrued to the date of such termination or reduction.

         (f) Each reduction in the Interim Loan Revolving Credit Commitments hereunder shall be made ratably among the U.S. Dollar Banks in accordance with their respective Interim Loan Revolving Credit Commitment Percentages. CC Canada shall pay to the Administrative Agent for the account of the U.S. Dollar Banks on the date of each termination or reduction of the Interim Loan Revolving Credit Commitments, the Commitment Fees on the amount of the Interim Loan Revolving Credit Commitments so terminated or reduced accrued to the date of such termination or reduction.

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5.6      Optional Prepayment of Loans.

         (a) The Borrowers shall have the right at any time and from time to time to prepay any Loan, in whole or in part, without premium or penalty (but in any event subject to subsection 5.11), upon prior written, telecopy or telephonic notice to the Administrative Agent and, in the case of Canadian Dollar Revolving Credit Loans or Canadian Dollar Term Loans, each Canadian Funding Bank given, in the case of Base Rate Loans, no later than 10:30 a.m., New Jersey time, one Business Day before any proposed prepayment, in the case of Eurodollar Loans, no later than 10:30 a.m., New Jersey time, three Business Days before any such proposed prepayment and, in the case of Canadian Dollar Revolving Credit Loans or Canadian Dollar Term Loans, no later than twelve o'clock (12:00) noon, New Jersey time, one Business Day before any proposed prepayment. In each case the notice shall specify the date and amount of each such prepayment, whether the prepayment is of (i) Revolving Credit Loans, Acquisition Loans, Canadian Dollar Revolving Credit Loans, Interim Revolving Credit Loans, Interim Term Loans, Canadian Dollar Term Loan A Loans, Canadian Dollar Term Loan B Loans, Term Loan A Loans, Term Loan A-1 Loans, Term Loan A-2 Loans, Term Loan B Loans or a combination thereof, and, if a combination thereof, the amount allocable to each and (ii) Eurodollar Loans, Base-Rate Loans, Canadian Base Rate Loans, Canadian COF Rate Loans or a combination thereof, and, if a combination thereof, the amount allocable to each; provided, however, (x) that each such partial prepayment shall be in the principal amount of at least (A) with respect to prepayments of Term Loans, Revolving Credit Loans or Interim Loans bearing interest at a Euro-Rate, $1,000,000 or in whole multiples of $100,000 in excess thereof, (B) with respect to prepayments of Revolving Credit Loans, Term Loans or Interim Loans bearing interest at the Base Rate, $250,000 or in whole multiples of $100,000 in excess thereof and (C) with respect to prepayments of Canadian Dollar Revolving Credit Loans or Canadian Dollar Term Loans, CAN $250,000 or in whole multiples of CAN $100,000 in excess thereof, (y) application of any such prepayments shall be subject to the provisions of subsection 10.2 and (z) all prepayments of Term Loans, Acquisition Loans, Interim Term Loans, Canadian Term Loan A Loans or Canadian Term Loan B Loans permitted pursuant to this Section 5.6 shall be applied to the unpaid installments of principal of such Loans pro rata as between Term Loan A Loans, Term Loan A-1 Loans, Term Loan A-2 Loans, Term Loan B Loans, Acquisition Loans, Interim Term Loans, Canadian Term Loan A Loans or Canadian Term Loan B Loans and pro rata to all remaining payments, provided, that if any holder of the Term Loan B Loans or Canadian Term Loan B Loans shall elect, by written notice to the Administrative Agent and SAC, to reject any portion of such proposed prepayment, the rejected portion of the proposed prepayment shall be applied first to the unpaid installments of principal of the Term Loan A Loans, Term Loan A-1 Loans or Term Loan A-2 Loans at the option of SAC, pro rata relative to the then remaining payments on such Term Loan A Loans, Term Loan A-1 Loans or Term Loan A-2 Loans, as applicable, until all of the Term Loan A Loans, Term Loan A-1 Loans and Term Loans A-2 Loans have been paid in full, and second to the unpaid installments of principal of the Term Loan B Loans or Canadian Term Loan B Loans, pro rata, until paid in full. There shall be no minimum principal amount with respect to any prepayments of Acquisition Loans.

         (b) On the date of any termination or reduction of the Commitments pursuant to subsection 5.5, the applicable Borrower(s) shall pay or prepay so much of the Loans as shall be necessary in order that (i) the sum of the aggregate amount of the Revolving Credit Exposure at such time would not exceed the aggregate amount of the Revolving Credit Commitments at such time, (ii) the aggregate amount of the Canadian Dollar Revolving Credit Exposure at such time would not exceed the aggregate amount of the Canadian Dollar Revolving Credit Commitments at such time, and (iii) the sum of the aggregate amount of the Interim Revolving Credit Exposure at such time would not exceed the aggregate amount of the Interim Revolving Credit Commitments at such time.

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

         (c) Each notice of prepayment shall be irrevocable and shall commit the applicable Borrower(s) to prepay the amount specified in such notice. All prepayments on Term Loans, Interim Term Loans or Canadian Dollar Term Loans under this Section shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment.

         (d) Upon receipt of any notice of prepayment, the Administrative Agent shall promptly notify each Bank thereof.

         (e) Partial prepayments of the Term Loans, Interim Loans or the Canadian Dollar Term Loans, as the case may be, shall be applied to reduce pro rata, all scheduled installments of principal under the Term Loans, Interim Loans or the Canadian Dollar Term Loans, as the case may be.

         (f) Amounts prepaid on account of Term Loans, Acquisition Loans, Interim Term Loans and Canadian Term Loans may not be reborrowed. Amounts prepaid pursuant to subsection 5.6(a) on account of the Revolving Credit Loans or the Canadian Dollar Revolving Credit Loans may be reborrowed, subject to the terms and conditions hereof.

5.7      Mandatory Prepayments.

         (a) In the event that at the end of any fiscal year of SAC (commencing with the 2001 fiscal year) there shall exist Excess Cash Flow with respect to such fiscal year, then, on the date which is five Business Days after the earlier to occur of (i) the date upon which the audited consolidated financial statements of SAC and its Subsidiaries with respect to such fiscal year are delivered to the Administrative Agent and (ii) the 90th day after the end of such fiscal year, the U.S. Dollar Borrowers shall prepay the Term Loans and/or the Revolving Credit Loans by paying to the Administrative Agent on behalf of the U.S. Dollar Banks, in U.S. Dollars an amount equal to (A) until the Senior Debt/EBITDA Ratio (giving effect to any concurrent repayment) is less than 2.50 to 1.0, 75% of such Excess Cash Flow and (B) until the Senior Debt/EBITDA Ratio (giving effect to any concurrent repayment) is less than 2.00 to 1.0, 50% of such Excess Cash Flow; and thereafter so long as the Senior Debt/EBITDA Ratio shall be less than 2.00 to 1.0, the U.S. Dollar Borrowers shall no longer be obligated to make a mandatory prepayment of Excess Cash Flow.

         (b) Subject to subparagraph 5.7(c), promptly upon receipt by SAC or any of its Subsidiaries of any Net Proceeds (whether from an Asset Sale, the sale or issuance of preferred equity or the incurrence of Indebtedness by SAC or any of its Subsidiaries), the Borrowers shall apply 100% of such Net Proceeds to the prepayment of the Loans by paying such amounts to the Administrative Agent, on behalf of the Banks. The Borrowers shall give the Administrative Agent at least one Business Day's prior written notice of each prepayment pursuant to this subsection 5.7(b) setting forth the date and amount thereof.

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

         (c) Promptly upon receipt by SAC or any of its Subsidiaries of any Net Proceeds (from the sale or issuance of Capital Stock (other than preferred equity), the Borrowers shall apply 50% of such Net Proceeds to the prepayment of the Loans by paying such amounts to the Administrative Agent, on behalf of the Banks. The Borrowers shall give the Administrative Agent at least one Business Day's prior written notice of each prepayment pursuant to this subsection 5.7(c) setting forth the date and amount thereof.

         (d) If any U.S. Dollar Borrowing Base Certificate shows that the sum of the aggregate amount of the Revolving Credit Exposure on the date of such Certificate exceeds the U.S. Dollar Borrowing Base on such date, the U.S. Dollar Borrowers shall prepay the Revolving Credit Loans on the date such Certificate is delivered to the Administrative Agent in an aggregate amount equal to the amount of such excess. If any Canadian Dollar Borrowing Base Certificate shows that the aggregate amount of the Canadian Dollar Revolving Credit Exposure on the date of such Certificate exceeds the Canadian Dollar Borrowing Base on such date, CC Canada shall prepay the Canadian Dollar Revolving Credit Loans on the date such certificate is delivered to the Administrative Agent in an aggregate amount equal to the amount of such excess. If any U.S. Dollar Borrowing Base Certificate shows that the sum of the aggregate amount of the Interim Revolving Credit Exposure on the date of such Certificate exceeds the U.S. Dollar Borrowing Base on such date, CC Canada shall prepay the Interim Revolving Credit Loans on the date such Certificate is delivered to the Administrative Agent in an aggregate amount equal to the amount of such excess.

         (e) If at any time the sum of the aggregate amount of the Revolving Credit Exposure at such time shall exceed the aggregate amount of the Revolving Credit Commitments at such time, the U.S. Dollar Borrowers shall prepay the Revolving Credit Loans by paying to the U.S. Dollar Banks for their own account an amount equal to such excess.

         (f) If at any time the aggregate amount of the Canadian Dollar Revolving Credit Exposure at such time shall exceed the Canadian Dollar Revolving Credit Commitments at such time, CC Canada shall prepay the Canadian Dollar Revolving Credit Loans by paying to the Canadian Funding Banks for their own account an amount equal to such excess.

         (g) If at any time the aggregate amount of the Interim Revolving Credit Exposure at such time shall exceed the Interim Revolving Credit Commitments at such time, CC Canada shall prepay the Interim Revolving Credit Loans by paying to the U.S. Dollar Banks for their own account an amount equal to such excess.

         (h) Subject to subsection 10.2 hereof, any prepayment of the Loans pursuant to subsection 5.7(a), (b) and (c) shall be applied as follows: first, to the Term Loan A Loans with such payments being applied to reduce the installments of principal in the inverse order of maturity, second, to the Acquisition Loans, whereupon the Acquisition Loan Commitment shall automatically be reduced by an amount equal to the amount of such prepayment, third, to the Term Loan B Loans, with such payments being applied to reduce the installments of principal in the inverse order of maturity, fourth, to the Revolving Credit Loans whereupon the Revolving Credit Commitments shall automatically be reduced by an amount equal to the amount of such prepayment, fifth, to the Interim Term Loans, with such payments being applied to reduce the installments of principal in the inverse order of maturity, sixth, to the Interim Revolving Credit Loans whereupon the Interim Revolving Credit Commitments shall automatically be reduced by an amount equal to the amount of such prepayment, seventh, to the Canadian Dollar Term Loan A Loans, with such payments being applied to reduce the installments of principal in the inverse order of maturity, eighth, to the Canadian Dollar Term Loan B Loans, with such payments being applied to reduce the installments of principal in the inverse order of maturity, ninth, to the Canadian Dollar Revolving Credit Loans whereupon the Canadian Dollar Revolving Credit Commitments shall automatically be reduced by an amount equal to the amount of such prepayment, and tenth, to cash collateralize any outstanding Letters of Credit whereupon the Revolving Credit Commitments shall automatically be reduced by an amount equal to the amount of such cash collateral; provided that, notwithstanding the foregoing, at the request of CC Canada or the Canadian Funding Banks, any Net Proceeds paid pursuant to subsection 5.7(b) from an Asset Sale by CC Canada or any of its Subsidiaries of assets of CC Canada or such Subsidiary shall be applied only to the Canadian Dollar Revolving Credit Loans whereupon the Canadian Dollar Revolving Credit Commitments shall automatically be reduced by an amount equal to the amount of such prepayment and any Net Proceeds remaining after payment in full of the Canadian Dollar Revolving Credit Loans shall be retained by CC Canada or such Subsidiary.

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

         (i) Subject to subsection 10.2 hereof, any prepayment of the Revolving Credit Loans, the Acquisition Loans, the Term Loans, the Canadian Dollar Revolving Credit Loans, the Canadian Dollar Term Loans and/or the Interim Loans pursuant to subsection 5.7(a), (b), (c), (d), (e), (f) and (g) shall be subject to the following provisions: (i) payments in respect of the Revolving Credit Loans, the Term Loans or the Interim Loans shall be in U.S. Dollars paid to the Administrative Agent on behalf of the U.S. Dollar Banks, (ii) payments in respect of the Acquisition Loans shall be in U.S. Dollars paid to the Administrative Agent on behalf of the U.S. Dollar Banks and (iii) payments in respect of the Canadian Dollar Revolving Credit Loans or Canadian Dollar Term Loans shall be in Canadian Dollars paid to the Canadian Funding Banks for their own account pro rata based on their respective Canadian Dollar Revolving Credit Commitment or Canadian Dollar Term Loan Commitment Percentages, as the case may be.

         (j) Any prepayment of the Revolving Credit Loans, the Canadian Dollar Revolving Credit Loans and/or Interim Revolving Credit Loans pursuant to subsection 5.7(c), (d), (e), (f) and (g) may, subject to the terms and conditions relating to borrowings hereunder, be reborrowed by the applicable Borrower(s).

         (k) All prepayments under this subsection 5.7 shall, to the extent possible and consistent with the application of such prepayment to the Term Loans, Revolving Credit Loans, Acquisition Loans, Canadian Dollar Revolving Credit Loans, Canadian Dollar Term Loans or Interim Loans, as the case may be, be applied first (x) with respect to prepayments of the Term Loans, Revolving Credit Loans, Acquisition Loans or Interim Loans, to any Base Rate Loans then outstanding and the balance, if any, to Eurodollar Loans outstanding, with payments applied to Eurodollar Loans being applied in order of next maturing Interest Periods and (y) with respect to prepayments of the Canadian Dollar Revolving Credit Loans or Canadian Dollar Term Loans to any Canadian Base Rate Loans then outstanding and the balance, if any, to Canadian COF Rate Loans outstanding, with payments applied to Canadian COF Rate Loans being applied in order of next maturing Interest Periods. Any prepayment of Eurodollar Loans or Canadian COF Rate Loans shall be subject to subsection 5.11.

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

5.8      Illegality.

                  Notwithstanding any other provision herein, if any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any U.S. Dollar Bank to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Bank hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and refinance Base Rate Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Bank's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the U.S. Dollar Borrowers shall pay to such Bank such amounts, if any, as may be required pursuant to subsection 5.11.

5.9      Requirements of Law.

         (a) In the event that any change in any Requirement of Law or in the interpretation, or application thereof or compliance by any Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority or pursuant to any convention or treaty to which any Bank is a party or by which it or its assets are bound made subsequent to the date hereof:

         (i) shall subject any Bank to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application, any Eurodollar Loan or any Canadian COF Rate Loan made by it, or change the basis of taxation of payments to such Bank in respect thereof (except for Excluded Taxes, as defined in subsection 5.10(a) herein and changes in the rate of tax (including, respect to with Canadian Funding Banks, surtax) on the net income or, with respect to Canadian Funding Banks, capital of such Bank);

         (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Bank which is not otherwise included in the determination of the interest rate on such Eurodollar Loan or Canadian COF Rate Loan, as the case may be, hereunder; or

         (iii) shall impose on such Bank any other condition; and the result of any of the foregoing is to increase the cost to such Bank, by an amount which such Bank deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or Canadian COF Rate Loans or issuing or participating in Letters of Credit or maintaining any Commitment hereunder or to reduce any amount receivable hereunder in respect thereof then, in any such case, the Borrowers shall as promptly as practicable pay such Bank, upon its demand, any additional amounts necessary to compensate such Bank for such increased cost or reduced amount receivable. If any Bank becomes entitled to claim any additional amounts pursuant to this subsection, it shall as promptly as practicable notify SAC, through the Administrative Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Bank, through the Administrative Agent, to SAC shall be conclusive in the absence of clearly demonstrable error. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

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

         (b) In the event that any Bank shall have determined that any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Bank or any corporation controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority or pursuant to any convention or treaty to which any Bank is a party or by which it or its assets are bound made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Bank's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Bank or such corporation could have achieved but for such change or compliance (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, the Borrowers shall as promptly as practicable pay such Bank, upon its demand, such additional amount or amounts as will compensate such Bank for such reduction. If any Bank becomes entitled to claim any additional amounts pursuant to this subsection, it shall as promptly as practicable notify SAC, through the Administrative Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Bank, through the Administrative Agent, to SAC shall be conclusive in the absence of clearly demonstrable error. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         (c) In the event any Bank (i) gives notice under Section 5.9, (ii) does not fund Revolving Credit Loans, Interim Revolving Credit Loans or Canadian Dollar Revolving Credit Loans because the making of such Loans would contravene any Requirement of Law applicable to such Bank, (iii) does not approve any action as to which consent of the Required Banks is requested by the Borrowers and obtained hereunder, or (iv) becomes subject to the control of a Governmental Authority (other than normal and customary supervision), then the Borrowers shall have the right at their option, with the consent of the Administrative Agent, which shall not be unreasonably withheld, to prepay the Loans of such Bank in whole, together with all interest accrued thereon, and terminate such Bank's Commitment(s) within ninety (90) days after (w) receipt of such Bank's notice under Section 5.9, (x) the date such Bank has failed to fund Revolving Credit Loans, Interim Revolving Credit Loans or Canadian Dollar Revolving Credit Loans because the making of such Loans would contravene any Requirement of Law applicable to such Bank, (y) the date of obtaining the consent which such Bank has not approved, or (z) the date such Bank became subject to the control of a Governmental Authority, as applicable; provided that the Borrowers shall also pay to such Bank at the time of such prepayment any amounts required under
Section 5.11 and any accrued interest due on such amount and any related fees; provided, however, that the Commitments and any Term Loans of such Bank shall be provided by one or more of the remaining Banks or a replacement bank acceptable to the Administrative Agent; and provided, further, the remaining Banks shall have no obligation hereunder to increase their Commitments. Notwithstanding the foregoing, the Administrative Agent may only be replaced subject to the requirements of Section 11.9 and provided that all Letters of Credit have expired or been terminated or replaced.

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

         (d) Each Bank agrees that it will use reasonable efforts in order to avoid or to minimize, as the case may be, the payment by the Borrowers of any additional amount under subsections 5.9(a) or (b); provided, however, that no Bank shall be obligated to incur any expense, cost or other amount in connection with utilizing such reasonable efforts.

5.10     Taxes.

         (a) All payments made by the Borrowers under this Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (excluding, in the case of the Administrative Agent and each Bank, net income taxes, capital taxes and franchise or gross receipts taxes imposed on the Administrative Agent or such Bank, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Administrative Agent or such Bank (excluding a connection arising solely from the Administrative Agent or such Bank having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Notes), such taxes being the "Excluded Taxes") (all taxes, levies, imposts, duties, charges, fees, deductions and withholdings other than the Excluded Taxes being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Bank hereunder or under the Notes, the amounts so payable to the Administrative Agent or such Bank shall be increased to the extent necessary to yield to the Administrative Agent or such Bank (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes. The Borrowers shall pay all Taxes withheld to the appropriate Governmental Authority for the account of the Administrative Agent and the Banks. Whenever any Taxes are payable by the Borrowers, as promptly as possible thereafter the Borrowers shall send to the Administrative Agent for its own account or for the account of such Bank, as the case may be, a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fail to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrowers shall indemnify the Administrative Agent and the Banks for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Bank as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         (b) Each U.S. Dollar Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver, on the earlier of the date hereof or the date such non-U.S. Lender becomes a party to this Agreement, to SAC and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8ECI or W-8BEN (in the case of Form W-8BEN, indicating exemption based on a tax treaty), or successor applicable form, as the case may be, properly completed and duly executed by such Bank. Each such Bank (other than a Bank which is a corporation) shall similarly provide two copies of the United States Internal Revenue Service Form W-9, or substitute United States Internal Revenue Service Form W-9, or successor applicable form. Each such Bank also agrees to deliver to SAC and the Administrative Agent two further copies of the said Form W-8ECI or W-8BEN and Form W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to SAC, and such extensions or renewals thereof as may reasonably be requested by SAC or the Administrative Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank so advises SAC and the Administrative Agent. Each such Bank shall certify (i) in the case of a Form W-8ECI or W-8BEN, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-9, that it is entitled to an exemption from United States backup withholding tax.

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

         (c) Each Canadian Funding Bank agrees that, on the date such Bank becomes a party hereto, it will deliver to CC Canada and the Administrative Agent an instrument in writing certifying that such Canadian Funding Bank is not a non-resident of Canada for the purposes of Part XIII of the Income Tax Act (Canada) and either (i) that it is the sole beneficial owner of payments of principal of and interest on its Canadian Dollar Revolving Credit Loans or Canadian Dollar Term Loans, or (ii) that attached are the names of the beneficial owners of payments of principal of and interest on its Canadian Dollar Revolving Credit Loans and Canadian Dollar Term Loans together with certificates of such beneficial owners stating that they are not non-residents of Canada for the purposes of Part XIII of the Income Tax Act (Canada). Each Canadian Funding Bank agrees to advise CC Canada and the Administrative Agent of any changes in respect of the foregoing.

         (d) Notwithstanding the foregoing subsections 5.10(a) or 5.10(b), the Borrowers shall not be required to pay any additional amounts to any Bank in respect of United States withholding tax pursuant to such subsections if (i) the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to comply with the requirements of subsection 5.10(b) or
(ii) such Bank shall not have furnished SAC with such forms listed in subsection 5.10(b) and shall not have taken such other steps as reasonably may be available to it under applicable tax laws and any applicable tax treaty or convention to obtain an exemption from, or reduction (to the lowest applicable rate) of, such United States withholding tax.

         (e) Notwithstanding the foregoing subsections 5.10(a) or 5.10(c), CC Canada shall not be required to pay any additional amounts to any Canadian Funding Bank in respect of Canadian withholding tax pursuant to such subsections if (i) the obligation to pay such additional amounts would not have arisen but for the status of such Canadian Funding Bank or any Person having a participation or other interest in the Canadian Dollar Revolving Credit Loans or Canadian Dollar Term Loans of such Canadian Funding Bank as a non-resident of Canada for the purposes of Part XIII of the Income Tax Act (Canada), or (ii) such Canadian Funding Bank shall not have taken such steps as reasonably may be available to it under applicable tax laws and any applicable tax treaty or convention to obtain an exemption from, or reduction (to the lowest applicable rate) of, such Canadian withholding tax.

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         (f) The Administrative Agent agrees that, on the Closing Date, it will deliver to CC Canada an instrument in writing certifying the extent to which the interest payable with respect to the Interim Term Loans and the Interim Revolving Credit Loans is and will continue to be for the beneficial ownership of persons resident of and taxable in countries with which Canada has a comprehensive double taxation Treaty that provides for a reduction in the rate of Canadian withholding tax, specifying in each case, the country of residence and the applicable portion of each relevant Loan. Such instrument in writing shall include an undertaking to replace such instrument should there be any change in the facts certified therein and to provide to the Canada Customs and Revenue Agency, upon request, such information as may be necessary to substantiate the accuracy of the information contained therein.

5.11     Indemnity.

         (a) The Borrowers jointly and severally agree to indemnify each Bank and to hold each Bank harmless from any loss or expense which such Bank may sustain or incur as a consequence of (i) default by a Borrower in payment when due of the principal amount of or interest on any Eurodollar Loan or Canadian COF Rate Loan, (ii) default by a Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans or Canadian COF Rate Loans after the Borrowers have given a notice requesting the same in accordance with the provisions of this Agreement, (iii) default by a Borrower in making any prepayment after the Borrowers have given a notice thereof in accordance with the provisions of this Agreement or (iv) the making of a prepayment (whether voluntary, mandatory, as a result of acceleration or otherwise) of Eurodollar Loans or Canadian COF Rate Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. A certificate as to any amounts that a Bank is entitled to receive under this subsection 5.11 submitted by such Bank, through the Administrative Agent, to SAC shall be conclusive in the absence of clearly demonstrable error and all such amounts shall be paid by the Borrowers promptly upon demand by such Bank. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         (b) For the purpose of calculation of all amounts payable to a Bank under this subsection, each Bank shall be deemed to have actually funded its relevant Eurodollar Loan or Canadian COF Rate Loan through the purchase of a deposit bearing interest at the Euro-Rate or the Canadian COF Rate, as the case may be, in an amount equal to the amount of that Eurodollar Loan or Canadian COF Rate Loan, as the case may be, and having a maturity comparable to the relevant Interest Period; provided, however, that each Bank may fund each of its Eurodollar Loans or Canadian COF Rate Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

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5.12     Pro Rata Treatment of Loans, L/C's and Payments; Commitment Fees.

         (a) Except as required under subsection 5.8, each borrowing of Revolving Credit Loans, each payment or prepayment of principal of any Revolving Credit Loans, each payment of interest on the Revolving Credit Loans, each payment of Commitment Fees with respect to the Revolving Credit Commitments, each payment of a Reimbursement Obligation, and each reduction of the Revolving Credit Commitments, shall be made pro rata among the U.S. Dollar Banks in accordance with their respective Revolving Credit Commitment Percentages.

         (b) Except as required under subsection 5.8, each borrowing of Acquisition Loans, each payment or prepayment of principal of any Acquisition Loans, each payment of interest on the Acquisition Loans, each payment of Commitment Fees with respect to the Acquisition Commitments, and each reduction of the Acquisition Commitments, shall be made pro rata among the U.S. Dollar Banks in accordance with their respective Acquisition Commitment Percentages.

         (c) Except as required under subsection 5.8, each payment or prepayment of principal of the Term Loans and each payment of interest on the Term Loans shall be made pro rata among the U.S. Dollar Banks in accordance with their respective Term Loan Percentages.

         (d) Each borrowing of Interim Revolving Credit Loans, each payment or prepayment of principal of any Interim Revolving Credit Loans, each payment of interest on the Interim Revolving Credit Loans, each payment of Commitment Fees with respect to the Interim Revolving Credit Commitments and each reduction of the Interim Revolving Credit Commitments, shall be made pro rata among U.S. Dollar Banks in accordance with their respective Interim Revolving Credit Commitment Percentages.

         (e) Except as required under subsection 5.8, each payment or prepayment of principal of the Interim Term Loans and each payment of interest on the Interim Term Loans shall be made pro rata among the U.S. Dollar Banks in accordance with their respective Interim Term Loan Percentages.

         (f) Each borrowing of Canadian Dollar Revolving Credit Loans, each payment or prepayment of principal of any Canadian Dollar Revolving Credit Loans, each payment of interest on the Canadian Dollar Revolving Credit Loans, each payment of Commitment Fees with respect to the Canadian Dollar Revolving Credit Commitments and each reduction of the Canadian Dollar Revolving Credit Commitments, shall be made pro rata among the Canadian Funding Banks in accordance with their respective Canadian Dollar Revolving Credit Commitment Percentages.

         (g) Except as required under subsection 5.8, each payment or prepayment of principal of the Canadian Dollar Term Loans and each payment of interest on the Canadian Dollar Term Loans shall be made pro rata among the Canadian Funding Banks in accordance with their respective Canadian Dollar Term Loan Percentages.

         (h) Each Bank agrees that in computing such Bank's portion of any borrowing to be made hereunder, the Administrative Agent (or, with respect to Canadian Dollar Revolving Credit Loans or the Canadian Dollar Term Loans, the Canadian Funding Banks) may, in its (or their) discretion, round each Bank's percentage of such borrowing to the next higher or lower whole dollar amount.

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5.13     Payments.

         (a) Except with respect to payments in connection with the Canadian Dollar Revolving Credit Loans (other than Commitment Fees in respect of the Canadian Dollar Revolving Credit Commitments). Canadian Dollar Term Loans or the Acquisition Loans, the Borrowers shall make each payment (including principal of or interest on any borrowing or any fees or other amounts including Reimbursement Obligations) hereunder not later than 12:00 (noon), New Jersey time, on the date when due in Dollars to the Administrative Agent at its offices set forth in subsection 12.2, in immediately available funds. Such payments shall be made without set off or counterclaim of any kind. The Administrative Agent shall distribute to the Banks any payments received by the Administrative Agent promptly upon receipt in like funds as received.

         (b) Any payments with respect to the Acquisition Loans (including principal of, or interest on, any borrowing or other amounts) shall be made to the Administrative Agent. Any such payments shall be made not later that 12:00
(noon), New Jersey time, on the date when due in Dollars at the office of the Administrative Agent set forth in subsection 12.2 in immediately available funds. Such payment shall be made without setoff or counterclaim of any kind. The Administrative Agent shall distribute to the Banks any payments received by the Administrative Agent promptly upon receipt in like funds as received.

         (c) Any payments with respect to the Canadian Dollar Revolving Credit Loans or the Canadian Dollar Term Loans (including principal of or interest on any borrowing or any fees or other amounts) (other than Commitment Fees in respect of the Canadian Dollar Revolving Credit Commitments) shall be made directly to the Canadian Funding Banks at their respective offices set forth in section 12.2 in Canadian Dollars in immediately available funds not later than 12:00 (noon) New Jersey time. Such payments shall be made without set off or counterclaim of any kind. As provided in subsection 5.1, any payments of Commitment Fees by CC Canada to the Canadian Funding Banks shall be made to the Administrative Agent, for the account of the Canadian Funding Banks, at its offices set forth in subsection 12.2 on the date when due in Dollars and in immediately available funds. Such payments shall be made without set off or counterclaim of any kind.

         (d) Whenever any payment (including principal of or interest on any borrowing or any fees or other amounts) hereunder (other than payments on Eurodollar Loans or Canadian COF Rate Loans) shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, if applicable.

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5.14     Conversion and Continuation Options.

                  The Borrowers shall have the right at any time upon prior irrevocable notice to the Administrative Agent and, with respect to Canadian Dollar Revolving Credit Loans, each Canadian Funding Bank (i) not later than 12:00 noon, New Jersey time, one Business Day prior to conversion, to convert any Eurodollar Loan to a Base Rate Loan, (ii) not later than 10:00 a.m., New Jersey time, three Business Days prior to conversion or continuation, to convert any Base Rate Loan into a Eurodollar Loan or to continue any Eurodollar Loan as a Eurodollar Loan for any additional Interest Period, (iii) not later than 10:00 a.m., New Jersey time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Loan to another permissible Interest Period, and (iv) not later than 12:00 noon, New Jersey time, one Business Day prior to conversion, to convert any Canadian Base Rate Loan to a Canadian COF Rate Loan, to convert any Canadian COF Rate Loan to a Canadian Base Rate Loan or to convert the Interest Period with respect to any Canadian COF Rate Loan to another permissible Interest Period, subject in each case to the following:

         (a) a Eurodollar Loan or Canadian COF Rate Loan may not be converted at a time other than the last day of the Interest Period applicable thereto;

         (b) any portion of a Loan maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Loan or Canadian COF Rate Loan;

         (c) no Eurodollar Loan may be continued as such and no Base Rate Loan may be converted to a Eurodollar Loan when any Default has occurred and is continuing;

         (d) any portion of a Eurodollar Loan that cannot be converted into or continued as a Eurodollar Loan by reason of paragraph 5.14(b) or 5.14(c) automatically shall be converted at the end of the Interest Period in effect for such Loan to a Base Rate Loan;

         (e) on the last day of any Interest Period for Eurodollar Loans, if the U.S. Dollar Borrowers have failed to give notice of conversion or continuation as described in this subsection, such Loans shall be converted to Base Rate Loans on the last day of such then expiring Interest Period;

         (f) no Canadian COF Rate Loan may be continued as such and no Canadian Base Rate Loan may be converted to a Canadian COF Rate Loan when any Default has occurred and is continuing;

         (g) any portion of a Canadian COF Rate Loan that cannot be converted into or continued as a Canadian COF Rate Loan by reason of paragraph 5.14(b) or 5.14(f) automatically shall be converted at the end of the Interest Period in effect for such Loan to a Canadian Base Rate Loan;

         (h) on the last day of any Interest Period for Canadian COF Rate Loans, if CC Canada has failed to give notice of conversion or continuation as described in this subsection, such Loans shall be converted to Canadian Base Rate Loans on the last day of such then expiring Interest Period; and

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         (i) each request by a Borrower to convert or continue a Loan shall constitute a representation and warranty that no Default shall have occurred and be continuing.

Accrued interest on a Loan (or portion thereof) being converted shall be paid by the applicable Borrower(s) at the time of conversion.

5.15     Minimum Amounts of Tranches; Maximum Number of Tranches.

         (a) All borrowings, conversions and continuation of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections that, after giving effect thereto, the aggregate principal amount of the Loans comprising each (i) Eurodollar Tranche shall be equal to $1,000,000 or a whole multiple of $100,000 in excess thereof and (ii) Canadian COF Rate Tranches shall be equal to CAN $250,000 or a whole multiple of CAN $100,000 in excess thereof.

         (b) The Borrowers shall not have outstanding at any one time more than in the aggregate seven Base Rate Tranches, Eurodollar Tranches and/or Canadian COF Rate Tranches.

5.16     Use of Proceeds.

         (a) Term Loans, Revolving Credit Loans, Canadian Dollar Revolving Credit Loans and Interim Loans. The proceeds of the Term Loans, Revolving Credit Loans, Canadian Dollar Revolving Credit Loans and Interim Loans shall be used by the Borrowers (i) for working capital purposes in the ordinary course of business (including repaying Reimbursement Obligations), (ii) to fund capital expenditures in the ordinary course of business and (iii) to pay a portion of the purchase price for the Airborne Acquisition and the Arell Acquisition and to pay fees and expenses incurred in connection therewith.

         (b) Acquisition Loans. The proceeds of the Acquisition Loans shall be used to finance in part the purchase price of Permitted Acquisitions, and to pay fees and expenses incurred in connection therewith.

         (c) Canadian Dollar Revolving Credit Loans and Canadian Dollar Term Loans. The Canadian Dollar Term Loans shall be used by CC Canada to pay off the Interim Term Loans.

                       6. REPRESENTATIONS AND WARRANTIES

         To induce the Agents and the Banks to enter into this Agreement and to make the Loans and to issue or participate in the Letters of Credit, SAC and CC Canada (to the extent the following apply to CC Canada), each hereby represents and warrants to the Agents and each Bank that:

6.1      Financial Condition.

                  The consolidated balance sheet of SAC and its consolidated Subsidiaries as at March 31, 1999 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, copies of which have heretofore been furnished to each Bank, present accurately and fairly the consolidated financial condition of SAC and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of SAC and its consolidated Subsidiaries as at December 31, 1999 and the related unaudited consolidated statements of income and of cash flows for the three-month period ended on such date, certified by a Responsible Officer of SAC, copies of which have heretofore been furnished to each Bank, present accurately and fairly the consolidated financial condition of SAC and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved. Neither SAC nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Contingent Obligation, liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is required by GAAP to be but is not reflected in the foregoing statements or in the notes thereto. The pro forma consolidated balance sheet of SAC and its consolidated Subsidiaries as at March 31, 2000, certified by a Responsible Officer of SAC (the "Pro Forma Balance Sheet"), a copy of which has been provided to the Administrative Agent and each Bank, is the unaudited consolidated balance sheet of SAC and its consolidated Subsidiaries adjusted to give effect (as if such events had occurred on such date) to (i) the Airborne Acquisition, (ii) the Arell Acquisition, (iii) the Amalgamation, (iv) the making of the Term Loans, (v) the making of the Revolving Credit Loans to be made on the Closing Date, (vi) the making of the Interim Loans, (vii) the application of the proceeds of the foregoing in accordance with the terms of the Loan Documents and (viii) the payment of all fees and expenses related to the foregoing transactions, as estimated in good faith as of the date of the Pro Forma Balance Sheet. The Pro Forma Balance Sheet, together with the notes thereto, presents fairly, on a pro forma basis, the consolidated financial position of the Borrower and its direct and indirect Subsidiaries as at March 31, 2000, assuming that the events specified in the preceding sentence had actually occurred on such date.

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6.2      No Change.

                  Since March 31, 1999, there has been no development or event nor any prospective development or event which has had or could reasonably be expected to have a Material Adverse Effect.

6.3      Corporate Existence; Compliance With Law.

                  Each of the Borrowers and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged,
(c) is duly qualified as a foreign or extra-provincial corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

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

6.4      Corporate Power; Authorization; Enforceable Obligations.

                  Each of the Borrowers has the corporate power, authority, and legal right, to make, deliver and perform this Agreement and each other Loan Document to which it is a party and to borrow hereunder (including through the issuance of Letters of Credit) and has taken all necessary corporate action to authorize the borrowings (including the Letters of Credit) on the terms and conditions of this Agreement and each other Loan Document to which it is a party and to authorize the execution, delivery and performance of this Agreement and each other Loan Document to which it is a party. No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person (including stockholders and creditors of the Borrowers) is required in connection with the borrowings hereunder (including the issuance of Letters of Credit) or with the execution, delivery, performance, validity or enforceability of this Agreement, the Notes or any other Loan Document. This Agreement has been and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of such Borrower. This Agreement constitutes and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of the Borrowers parties thereto enforceable against such Borrowers in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

6.5      No Legal Bar.

                  The execution, delivery and performance of this Agreement, the Notes and the other Loan Documents by the Borrowers, the borrowings hereunder (including the issuance of Letters of Credit) and the use of the proceeds thereof will not violate any Requirement of Law (including without limitation any Requirement of Law relating to the providing of financial assistance) or Contractual Obligation of any Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any properties or revenues of any Borrower pursuant to any such Requirement of Law or Contractual Obligation, in either case, which could have a Material Adverse Effect.

6.6      No Material Litigation.

                  No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrowers, threatened against any Borrower or any of their respective Subsidiaries or against any of its or their respective properties or revenues
(a) with respect to this Agreement, the Notes, the other Loan Documents or any of the transactions contemplated hereby, except as set forth in Schedule VIII, or (b) as to which there is a reasonable likelihood of an adverse determination and which, if adversely determined, could have a Material Adverse Effect.

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

6.7      No Default.

                  Neither SAC, any other Borrower nor any of its or their Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

6.8      Taxes.

                  Each of the Borrowers has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves, if any, in conformity with GAAP have been provided on the books of SAC or its Subsidiaries, as the case may be); no tax Lien has been filed against any of the Borrowers or any of their Subsidiaries, and, to the knowledge of each of the Borrowers, no claim is being asserted, with respect to any such tax, fee or other charges.

6.9      Federal Regulations.

                  No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or for any purpose which violates the provisions of Regulation U or any other Regulations of the Board of Governors of the Federal Reserve System. No part of the proceeds of the Loans hereunder will be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

6.10     ERISA.

                  Except to the extent that the failure of any of the following representations to be accurate could not reasonably be expected to have a Material Adverse Effect:

                  Each Plan (such representations in respect of any Multiemployer Plan being made to the best knowledge of each Borrower) has complied in all material respects with the applicable provisions of ERISA and the Code. No prohibited transaction or accumulated funding deficiency (each as defined in subsection l0.l(k)) or, Reportable Event has occurred with respect to any Single Employer Plan. The actuarial present value of all accrued benefits under each Single Employer Plan of which any Borrower or a Commonly Controlled Entity is a sponsor (based on those assumptions used, as of the last annual valuation date, to fund the Plans, in accordance with Statement of Financial Accounting Standards No. 87), as calculated by such Borrower's actuaries, did not, as of the last annual valuation date, exceed the fair market value of the assets of the Plans allocable to such benefits. Neither any Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan and neither any Borrower nor any Commonly Controlled Entity would become subject under ERISA to any liability if any Borrower or any such Commonly Controlled Entity were to withdraw completely from any Multiemployer Plan as of the valuation date most closely preceding the date this representation is made or deemed made. No Multiemployer Plan is, or is expected to be, in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Borrowers and each Commonly Controlled Entity for post-retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits. Neither any Borrower nor any Commonly Controlled Entity has any or has received notice of any liability under the Coal Industry Retiree Health Benefit Act of 1992. No termination of a Single Employer Plan has occurred, and no Lien on assets of any of the Borrowers or any Commonly Controlled Entity in favor of the PBGC or a Plan has arisen during such five-year period.

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         6.10A    Employee Benefits.

                  (a) This Section 6.10A relates to each employment, collective bargaining or consulting contract or deferred compensation, profit-sharing, pension, bonus, stock option, stock purchase or other fringe benefit or compensation contract, commitment, arrangement or similar employee benefit plan or agreements (whether written or oral), which CC Canada, Arell, Gendow or Airborne has established or maintained or in which CC Canada, Arell, Gendow or Airborne participates, has participated, or under which CC Canada, Arell, Gendow or Airborne has had an obligation to make contributions or to pay benefits for the benefit of persons who are, were or will become entitled to such benefits in accordance with the terms of the plan as employees, former employees, retirees, directors or independent contractors (or their dependents, spouses or beneficiaries) of CC Canada, Arell, Gendow or Airborne or their respective predecessors in interest including, without limitation any "pension plan" (within the meaning of Section 6 of Quebec's Supplementary Pension Plan Act) (collectively, the "Employee Benefit Plans").

                  (b) Each of CC Canada, Arell, Gendow and Airborne has complied in all material respects with its obligations with respect to all Employee Benefit Plans. Each Employee Benefit Plan has been maintained in all material respects with all applicable laws. Without limiting the generality of the foregoing, all such plans are duly registered, where required by, and are in good standing under, all applicable laws, and all required employee contributions thereunder as of the date hereof and at the Closing Date have been made and will have been made and are fully funded for past and future liabilities in accordance with all applicable laws and no past service funding liabilities exist as of the date hereof and as at the Closing Date.

                  (c) All contributions, premium payments and other expenses required under each Employee Benefit Plan or with respect thereto due on or before the Closing Date will be paid or accrued by CC Canada, Arell, Gendow or Airborne, as applicable. No Employee Benefit Plan is funded by insurance subject to retroactive premium adjustments.

                  (d) No facts exist that could reasonably result in any liability, Tax or penalty of any nature whatsoever, whether known or unknown, to any Person or entity for failure to comply with applicable law or the plan documents, nor any duty or obligation to indemnify or hold any other Person harmless for any liability with respect to any Employee Benefit Plan. None of CC Canada, Arell, Gendow or Airborne has received any notice of any and there is no proposed or actual audit investigation by any Governmental Authority with respect to any Employee Benefit Plan.

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

                  (e) Each of CC Canada, Arell, Gendow and Airborne has made all contributions required of it in law or under the terms of any Employee Benefit Plan at the date hereof and as at the Closing Date and has not taken an "contribution holidays" from or with respect to any Employee Benefit Plan applicable to its employees and has not used any surplus existing under such plan for its own benefit.

                  (f) Each of CC Canada, Arell, Gendow and Airborne has the right under the terms of its Employee Benefit Plan and under applicable law to terminate such plan at any time exclusively by action of CC Canada, Arell, Gendow and Airborne, as applicable, and by complying with applicable law.

                  (g) No Employee Benefit Plan requires that any payments be made in the form of stock or other securities in any of CC Canada, Arell, Gendow or Airborne.

                  (h) No former employees of any of CC Canada, Arell, Gendow or Airborne are entitled to any continuing rights under any Employee Benefit Plan.

6.11     Investment Company Act.

                  None of Borrowers is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

6.12     Purpose of Loans.

                  The proceeds of the Loans shall be used by the Borrowers for the purposes provided for in Section 5.16, and proceeds remaining and Letters of Credit issued thereafter shall be used for working capital purposes in the ordinary course of business.

6.13     Environmental Matters.

                  Except to the extent that all of the following could not reasonably be expected to have a Material Adverse Effect:

         (a) To the best knowledge of each of the Borrowers after reasonable inquiry, the Properties do not contain, and have not previously contained, in, on, or under, including, without limitation, the soil and groundwater thereunder, any Materials of Environmental Concern in amounts or concentrations that constitute or constituted a violation of, or reasonably could give rise to liability under Environmental Laws.

         (b) To the best knowledge of each of the Borrowers after reasonable inquiry, the Properties and all operations and facilities at the Properties are in compliance, and have in the last five years been in compliance with all Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by any Borrower or any Subsidiary thereof which could interfere with the continued operation of any of the Properties or impair the fair saleable value of any thereof. None of the Borrowers or any of their respective Subsidiaries have assumed any liability of any Person under Environmental Laws.

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

         (c) Neither SAC, any other Borrower, nor any of their Subsidiaries has received or is aware of any claim, notice of violation, alleged violation, non-compliance, investigation or advisory action or potential liability regarding environmental matters or compliance of Environmental Law with regard to the Properties which has not been satisfactorily resolved by SAC, such other Borrower, or such Subsidiary, nor is SAC nor any other Borrower aware or have reason to believe that any such action is being contemplated, considered or threatened.

         (d) To the best knowledge of each Borrower after diligent inquiry, Materials of Environmental Concern have not been generated, treated, stored, transported, disposed of, at, on, from or under any of the Properties, nor have any Materials of Environmental Concern been transferred from the Properties to any other location except in either case in the ordinary course of business of the Borrowers or any of their respective Subsidiaries, in compliance with all Environmental Laws and such that it could not reasonably be expected to give rise to liability under any applicable Environmental Law.

         (e) There are no governmental, administrative actions or judicial proceedings pending or, to the best knowledge of each Borrower after reasonable inquiry, contemplated or threatened under any Environmental Laws to which SAC, any other Borrower or any of their respective Subsidiaries is or will be named as a party with respect to the Properties, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any of the Properties.

         (f) To the best knowledge of the Borrowers after reasonable inquiry, there has been no release or threat of release of Matters of Environmental Concern at or from the Properties, or arising from or related to the operation of SAC or any Subsidiary in connection with the Properties or otherwise in connection with the business operated by SAC or any Subsidiary in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under any Environmental Law.

         (g) To the best knowledge of the Borrowers after reasonable inquiry, each of the representations and warranties set forth in paragraphs 6.13(a) through 6.13(f) is true and correct with respect to each Property.

6.14     No Material Misstatements.

                  No financial statement, exhibit or schedule furnished by or on behalf of any Borrower to any Agent or any Bank in connection with the negotiation of this Agreement, any Note or any other Loan Document contains any misstatement of fact, or omitted or omits to state any fact necessary to make the statements therein, when considered together with all such documents, not misleading under the circumstances under which they were made or given, where such misstatement or omission would be material to the interests of the Banks with respect to the performance of each Borrower of its obligations hereunder or thereunder. Prior to the date hereof, the Borrowers have disclosed to the Banks in writing any and all facts which could reasonably be expected to materially and adversely affect the business, operations or financial condition of SAC and its Subsidiaries taken as a whole, and the ability of the Borrowers to perform their obligations under this Agreement, the Notes and the other Loan Documents.

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6.15     Ownership of Properties; Liens.

                  Each of the Borrowers and its Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material real and personal (or immovable and moveable) property, except for minor defects in title that do not interfere in any material respect with its ability to conduct its business as presently conducted. All such material properties are free and clear of all Liens, other than Liens permitted by subsection 9.2.

6.16     Intellectual Property.

                  Each of the Borrowers and each of their respective Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted (the "Intellectual Property") except for those as to which the failure to own or license could not reasonably be expected to have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property, nor does such Borrower know of any valid basis for any such claim. To the knowledge of the Borrowers, the use of such Intellectual Property by the Borrowers and their Subsidiaries does not infringe the rights of any Person, except for such claims and infringements that, in the aggregate, do not have such a Material Adverse Effect.

6.17     No Burdensome Restrictions.

                  No Requirement of Law or Contractual Obligation of any of the Borrowers or any of their Subsidiaries could reasonably be expected to have a Material Adverse Effect. All of the Subsidiaries of such Borrower at the date hereof are listed on Schedule II of this Agreement under its name.

6.18     Security Interests.

         (a) Upon execution and delivery of the Pledge Agreements by the Borrower(s) party thereto and satisfaction of the conditions specified in subsection 7.1(b), the security interests created for the benefit of the Administrative Agent and the Banks under the Pledge Agreements will constitute valid, perfected security interests in the stock pledged thereunder, subject to no other Liens.

         (b) Upon execution and delivery of the Security Documents (other than the Pledge Agreements) by the Borrower(s) party thereto and completion of the filing and recordings listed on Schedule VI, the security interests created for the benefit of the Administrative Agent and the Banks pursuant to the Security Documents (other than the Pledge Agreements) will constitute valid, perfected (or, in the case of the hypothecs first ranking) security interests or hypothecs, as the case may be, in the collateral subject thereto, subject to no other Liens whatsoever, except as provided in Schedule IV attached hereto or as permitted by subsection 9.2.

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6.19     Airborne and Arell Acquisitions; Amalgamation Agreement.

         (a) Delivery. Complete and correct copies of the Airborne Acquisition Agreements, the Arell Acquisition Agreements and the Amalgamation Agreement have been provided to the Administrative Agent.

         (b) Validity. CC Canada has the power and authority under the laws of its jurisdiction of incorporation and under its articles of incorporation and by-laws to enter into and perform the Airborne Acquisition Agreements, the Arell Acquisition Agreements and the Amalgamation Agreement, as the case may be; all actions (corporate or otherwise) necessary or appropriate for the execution and performance of the Airborne Acquisition Agreements, the Arell Acquisition Agreements and the Amalgamation Agreement, as the case may be, by CC Canada have been taken; and the Airborne Acquisition Agreements, the Arell Acquisition Agreements and the Amalgamation Agreement each constitute the valid and binding obligation of each party thereto, enforceable in accordance with their respective terms.

         (c) No Violations. The making and performance of the Airborne Acquisition Agreements, the Arell Acquisition Agreements and the Amalgamation Agreement, as the case may be, will not violate any provision of any law or regulation, federal, state, local, or foreign, including precedents of the jurisdiction of incorporation of CC Canada or constitute a default under any agreement by which CC Canada or its property may be bound, which violation or default, in any case, could have a Material Adverse Effect. The making and performance of the Airborne Acquisition Agreements, the Arell Acquisition Agreements and the Amalgamation Agreement, as the case may be, will not violate any provisions of the articles of incorporation and bylaws of CC Canada .

         (d) Immediately after the consummation of the Airborne Acquisition, the representations and warranties set forth in this Article VI shall be true and correct in all material respects and each of Airborne and Gendow shall be considered as Subsidiaries of SAC for the purpose of interpreting such representations and warranties.

         (e) Immediately after the consummation of the Arell Acquisition, the representations and warranties set forth in this Article VI shall be true and correct in all material respects and Arell shall be considered a Subsidiary of SAC for the purpose of interpreting such representations and warranties.

         (f) Immediately after the consummation of the Amalgamation, the representations and warranties set forth in this Article VI shall be true and correct in all material respects.

6.20     Solvency.

                  SAC and its Subsidiaries are, and after receipt and application of the first loan hereunder will be, solvent such that: (a) the fair value of its assets (including without limitation the fair salable value of the goodwill and other intangible property of SAC and its Subsidiaries) is greater than the total amount of its liabilities, including without limitation, Contingent Obligations, (b) the present fair salable value of its assets (including without limitation the fair salable value of the goodwill and other intangible property of SAC and its Subsidiaries) is not less than the amount that will be required to pay the probable liability on its debts as they become absolute and matured, and (c) it is able to realize upon its assets and pay its debts and other liabilities and commitments (including Contingent Obligations) as they mature in the normal course of business. SAC and its Subsidiaries (a) do not intend to, and do not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, and (b) are not engaged in a business or transaction, or about to engage in a business or transaction, for which their property would constitute unreasonably small capital after giving due consideration to the prevailing practice and industry in which they are engaged.

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6.21     Public Utility Holding Company Act.

                  No Borrower is subject to regulation as a "holding company", subject to regulation as an "affiliate" of a "holding company", or subject to regulation as a "subsidiary company" of a "holding company", in each case under the Public Utility Holding Company Act of 1935, as amended.

                            7. CONDITIONS PRECEDENT

7.1      Conditions to Initial Extension of Credit.

                  The agreement of each Bank to make the initial Extension of Credit requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan on the Closing Date, of the following conditions precedent:

(a) Credit Agreement and Notes. The Administrative Agent shall have received (i) this Agreement, (A) executed and delivered by a duly authorized officer of each Borrower, with a counterpart for each Bank, and (B) executed and delivered by a duly authorized officer of each Bank, (ii) for the account of each U.S. Dollar Bank, a Revolving Credit Note, an Acquisition Note, and a Term Note conforming to the requirements hereof and executed by a duly authorized officer of SAC and
(iii) for the account of each U.S. Dollar Bank, an Interim Revolving Credit Note and an Interim Term Note conforming to the requirements hereof and executed by a duly authorized officer of CC Canada.

         (b) Other Loan Documents.

         (i) The Administrative Agent shall have the following agreements executed and delivered by a duly authorized officer of the Borrower(s) party thereto and by each of the other parties thereto: (A) the Pledge Agreements, together with share certificates evidencing all of the stock pledged thereunder and stock powers or other appropriate instruments of transfer, executed in blank, (B) the Security Agreement, (C) each of the other Security Documents, (D) the U.S. Dollar Borrowers Guarantee and (E) the Amalgamation Agreement.

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

         (ii) Any document (including without limitation financing statements) required to be filed, registered or recorded in order to create, for the benefit of the Administrative Agent and the Banks, a perfected, first priority Lien, subject only to those Liens described on Schedule IV, shall have been properly prepared for filing, registration or recording in each office in each jurisdiction in which such filings, registration and recordation are required to perfect such first priority security interests or hypothecs, as applicable, created by the Security Documents, and the Administrative Agent shall be satisfied that all such recordings, registrations and filings will be completed promptly following the Closing Date and that all necessary filing, recording and other fees and all taxes and expenses related to such filings, registrations and recordings will be paid in full by the Borrowers.

         (c) Corporate Proceedings. The Administrative Agent shall have received, with a counterpart for each Bank, a certificate of the Secretary or an Assistant Secretary of each Borrower and each Guarantor dated as of the Closing Date certifying (A) that attached thereto is a true and complete copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of such Borrower or such Guarantor, as the case may be, authorizing (i) the execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which it is a party, and (ii) to the extent applicable, the borrowings contemplated hereunder and that such resolutions attached thereto have not been amended, modified, revoked or rescinded and (B) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of a Borrower or a Guarantor; and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Administrative Agent.

         (d) Corporate Documents. The Administrative Agent shall have received, with a counterpart for each Bank, true and complete copies of the certificate of incorporation and by-laws of each Borrower and each Guarantor, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Borrower or such Guarantor, as the case may be.

         (e) Borrowing Base Certificates. The Administrative Agent shall have received from the Borrowers, with a counterpart for each Bank, a U.S. Dollar Borrowing Base Certificate and a Canadian Dollar Borrowing Base Certificate, in each case dated the Closing Date, with appropriate insertions and attachments satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer of the appropriate Borrower(s). The foregoing Certificates shall be prepared based on reasonable assumptions and the good faith estimates of the Borrowers, as the Banks acknowledge that the Airborne Acquisition and the Arell Acquisition will have just been consummated. The Administrative Agent shall have received from the Borrowers, with a counterpart for each Bank, an updated Borrowing Base Certificate, dated the Closing Date, with appropriate insertions and attachments satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer of the appropriate Borrower(s) with respect to Ajax Manufacturing Company, Inc., R & S Truck Body Company, Inc. and CPS Trailer Company, Inc.

         (f) Fees. The Administrative Agent shall have received for the account of the Agents the fees to be received on the Closing Date referred to in the Fee Letter.

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

         (g) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Bank, the following legal opinions, each dated the Closing Date:

         (i) the executed legal opinion of Morgan, Lewis & Bockius, counsel to the Borrowers, covering the matters set forth in Exhibit G-1;

         (i) the executed legal opinions of Ogilvy Renault, special Canadian counsel, covering the matters set forth in Exhibits G-2, G-3 and G-4.

         (ii) the executed legal opinion of Heenan Blaikie, special Canadian counsel to the Administrative Agent, covering the matters set forth in Exhibit G-5.

Each such opinion shall be addressed to the Banks and the Agents and cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

         (h) UCC Filing and Other Searches. The Administrative Agent shall have received the results of Uniform Commercial Code Filings and/or similar searches made with respect to the Borrowers, the Guarantors and their respective Subsidiaries (including Gendow, Airborne and Arell) in the states or provinces in which their chief executive offices are located and all other states or provinces in which filings are required to be made pursuant to subsection 7.1(b)
(ii), together with copies of financing statements and registrations disclosed by such searches and (ii) such tax and judgment lien searches as the Administrative Agent shall reasonably request, and each of the foregoing searches shall disclose no Liens on any assets encumbered by any Security Document, except for Liens permitted under subsection 9.2 or, if unpermitted Liens are disclosed, the Administrative Agent shall have received satisfactory evidence of the release of such Liens.

         (i) Collateral Audit. The Agents shall have completed a collateral audit, which shall be delivered to the Banks and shall be in form and substance satisfactory to the Agents.

         (j) Environmental Audit. The Borrowers shall cause to be performed and completed an environmental audit with respect to the Properties by consultants satisfactory to the Agents and shall provide all reports and results of such audit in writing to the Agents. Such reports shall meet the Agents' minimum requirements for phase I environmental assessments and any other requirements of the Agents or the Banks. The environmental condition of SAC's and its Subsidiaries' assets, as substantiated by such audit, shall be satisfactory to the Agents in all respects.

         (k) Existing Credit Agreement. The Existing Credit Agreement shall be terminated, all Indebtedness thereunder shall be deemed to be issued hereunder and there shall be no letters of credit outstanding issued for the account of a Borrower, other than the Existing Letters of Credit which, pursuant to subsection 2.12, are deemed to be issued hereunder.

         (l) Airborne Acquisition. The Airborne Acquisition shall be consummated substantially on the terms set forth in the Airborne Acquisition Agreements. The total cost to SAC and its Subsidiaries to consummate such transaction shall not exceed CAN $18,260,000.00, plus certain fees for services rendered in connection with the acquisition, all as contemplated in the Airborne Acquisition Agreements, and the Agents shall be satisfied with all material aspects of the Airborne Acquisition.

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

         (m) Arell Acquisition and the Amalgamation. The Arell Acquisition and the Amalgamation shall be consummated substantially on the terms set forth in the Arell Acquisition Agreements and the Amalgamation Agreement. The total cost to SAC and its Subsidiaries to consummate such transaction shall not exceed CAN $12,690,000.00, plus certain fees for services rendered in connection with the acquisition, all as contemplated in the Arell Acquisition Agreement and the Amalgamation Agreement, and the Agents shall be satisfied with all material aspects of the Arell Acquisition and the Amalgamation.

         (n) Insurance. The Administrative Agent shall have received Certificates of Insurance with respect to each Borrower's fire, casualty, liability and other insurance covering its respective property and business, including loss payee endorsements in favor of the Administrative Agent (for the benefit of the Banks) as to all material collateral under the Security Documents.

         (o) Good Standing. The Administrative Agent shall have received certificates of good standing, subsistence and/or status dated a recent date from the Secretary of State or appropriate taxing or other authorities in the state or province of incorporation of each Borrower, Arell and each Guarantor, including CCC, Gendow and Airborne.

         (p) Financial Statements. The Agents shall have received a copy of the financial statements referred to in subsection 8.1(a) for the fiscal year ended March 31, 1999 and for the final quarter ended December 31, 1999.

         (q) Pro Forma Financial Information. The Banks shall have received the Pro Forma Balance Sheet referenced in subsection 6.1 above.

         (r) Financial Condition. Consolidated Total Debt shall not exceed $94,300,000, Senior Debt/EBITDA, after giving effect to the Arell Acquisition and the Airborne Acquisition, shall not exceed 3.30 to 1.00 and availability under the U.S. Dollar Borrowing Base and the Canadian Borrowing Base shall be at least $10,000,000.

         (s) Title Insurance; Title Opinions.

         (i) The Administrative Agent shall have received in respect of each parcel covered by each Mortgage on Property located in the United States a mortgagee's title insurance policy (or policies) or marked up conditional title binder (or binders) for such insurance dated the Closing Date. Each such policy shall (i) be in an amount satisfactory to the Administrative Agent; (ii) be issued at ordinary rates; (iii) insure that the Mortgage insured thereby creates a valid first Lien on such parcel free and clear of all defects and encumbrances, except such as may be approved by the Administrative Agent; (iv) name the Administrative Agent for the benefit of the Banks as the insured thereunder; (v) be in the form of ALTA Loan Policy-1970 (Amended 10/17/70); (vi) contain such endorsements and affirmative coverage as the Administrative Agent may request; and (vii) be issued by title companies satisfactory to the Administrative Agent (including such title companies acting as coinsurers or reinsurers, at the option of the Administrative Agent). The Administrative Agent shall have received evidence satisfactory to it that all premiums in respect of such policy, and all charges for mortgage recording tax, if any, have been paid.

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

         (ii) The Administrative Agent shall have received in respect of each Mortgage on Property located in Canada a title opinion in form and substance satisfactory to the Administrative Agent.

7.2      Conditions to Acquisition Loans.

                  The agreement of each Bank having an Acquisition Loan Commitment to make any Acquisition Loan requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Acquisition Loan, of the following conditions precedent:

(a)      Acquisition Documents.

                  (i) The Administrative Agent shall have received, not later than twenty (20) Business Days prior to the proposed Borrowing Date for such Permitted Acquisition, drafts of each of the Acquisition Documents substantially in the form as will be executed at the closing of the Permitted Acquisition to be financed with such requested Acquisition Loans (and thereafter copies of subsequent drafts marked to show changes) and on the Borrowing Date the Administrative Agent shall have received copies of the executed material Acquisition Documents certified as to authenticity by SAC on the date of borrowing, and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which SAC or any Subsidiary of SAC may be a party, and if requested by the Administrative Agent, SAC shall use its best efforts to obtain reliance letters from counsel rendering opinions pursuant to such Acquisition Documents.

                  (ii) The Administrative Agent shall have received a certificate from a duly authorized officer of SAC, addressed to the Administrative Agent and the Banks, to the effect that none of the Acquisition Documents as delivered to the Administrative Agent has been amended, supplemented or otherwise modified except as approved by the Administrative Agent, that each of the representations and warranties set forth in such Acquisition Documents continue to be true, complete and correct in all material respects as of the Acquisition Closing Date as if made on and as of the Acquisition Closing Date, that the Administrative Agent and the Banks may rely on such representations and warranties as if such representations and warranties were made to the Administrative Agent and Banks directly, and that no default, breach or violation of any of the Acquisition Documents has occurred and is continuing.

         (b) Pro Forma Financial Condition. The Administrative Agent shall have received, with a copy for each Bank, not later than ten Business Days prior to the proposed Borrowing Date of such Acquisition Loan, the certificate of a Responsible Officer of SAC, in form and substance satisfactory to the Banks, referenced in clause (ii) of the proviso to the definition of "Permitted Acquisition".

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

         (c) Supplements to Loan Documents; Additional Loan Documents. The Administrative Agent shall have received:

                  (i) if there shall be any new Subsidiary acquired or formed in connection with the proposed Permitted Acquisition to be financed with such Acquisition Loans, Supplements to the Pledge Agreements, substantially in the form of Exhibit A thereto, executed and delivered by a duly authorized officer of the party thereto, with a counterpart or a conformed copy for each Bank,

                  (ii) if there shall be any new Subsidiary acquired or formed in connection with the proposed Permitted Acquisition to be financed with such Acquisition Loans, Supplements to the U.S. Dollar Borrowers Guarantee, substantially in the form of Exhibit A thereto, executed and delivered by a duly authorized officer of the party thereto, with a counterpart or a conformed copy for each Bank,

                  (iii) if there shall be any new Subsidiary acquired or formed in connection with the proposed Permitted Acquisition to be financed with such Acquisition Loans, Supplements to the Security Agreement, substantially in the form of Annex A thereto, executed and delivered by a duly authorized officer of the party thereto, with a counterpart or a conformed copy for each Bank, and

                  (iv) if the proposed Permitted Acquisition included the acquisition of any leasehold, fee, or other interests in real property and if requested by the Required Banks, one or more Mortgages or Leasehold Mortgages on such real property, together with such title insurance, surveys, flood insurance, and legal opinions as the Required Banks may request.

         (d) Consummation of Acquisition. The Permitted Acquisition shall have been, or shall be concurrently with the making of such Acquisition Loans, consummated in accordance with the terms of the Acquisition Documents therefor, without any material amendment thereto or modification or waiver thereof, except with the consent of the Required Banks and with notice of all amendments thereto and modifications and waivers thereof, and the Administrative Agent shall have received evidence satisfactory to it to that effect.

         (e) Corporate Proceedings of the Borrower. The Administrative Agent shall have received, with a counterpart for each Bank, a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of SAC authorizing (i) the execution, delivery and performance of the Acquisition Documents and the Loan Documents and supplements thereto to which it is a party being executed and delivered in connection with the Acquisition Loans requested in connection with such Permitted Acquisition and (ii) the granting by it of the Liens created pursuant to the Security Documents and supplements thereto being executed and delivered in connection with the Acquisition Loans requested in connection with such Permitted Acquisition, certified by the Secretary or an Assistant Secretary of SAC as of the Acquisition Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

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

         (f) Borrower Incumbency Certificate. The Administrative Agent shall have received, with a counterpart for each Bank, a certificate of SAC, dated such Acquisition Closing Date, as to the incumbency and signature of the officers of SAC executing any Acquisition Document being executed and delivered in connection with the Acquisition Loans requested in connection with such Permitted Acquisition, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of SAC.

         (g) Corporate Proceedings of Subsidiaries. The Administrative Agent shall have received, with a counterpart for each Bank, a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each Subsidiary of SAC which is a party to an Acquisition Document authorizing (i) the execution, delivery and performance of the Acquisition Documents and the Loan Documents and supplements thereto to which it is a party being executed and delivered in connection with the Acquisition Loans requested in connection with such Permitted Acquisition and
(ii) the granting by it of the Liens created pursuant to the Security Documents and supplements thereto being executed and delivered in connection with the Acquisition Loans requested in connection with such Permitted Acquisition, certified by the Secretary or an Assistant Secretary of such Subsidiary as of the Acquisition Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

         (h) Subsidiary Incumbency Certificate. The Administrative Agent shall have received, with a counterpart for each Bank, a certificate of each Subsidiary of SAC, dated such Acquisition Closing Date, as to the incumbency and signature of the officers of such Subsidiary executing any Loan Document being executed and delivered in connection with the Acquisition Loans requested in connection with such Permitted Acquisition, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Subsidiary.

         (i) Corporate Documents. The Administrative Agent shall have received, with a counterpart for each Bank, true and complete copies of the certificate of incorporation and by-laws of SAC and each Subsidiary which is party to any Acquisition Agreement as to which such corporate documents were not theretofore delivered, certified as of the Acquisition Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

         (j) Good Standing Certificates. The Administrative Agent shall have received, with a copy for each Bank, certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Person becoming a Loan Party as of such Acquisition Closing Date (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not have a Material Adverse Effect.

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

         (k) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Bank, copies of such executed legal opinions with respect to, and to the extent delivered in connection with, such Permitted Acquisition, and SAC shall use its best efforts to obtain letters from counsel delivering such opinions permitting the Administrative Agent and the Banks to rely thereon.

         (l) Pledged Stock; Stock Powers; Pledged Interests. The Administrative Agent shall have received the certificates representing the shares or other equity interests of each Subsidiary formed or acquired in connection with such Permitted Acquisition or which otherwise shall not theretofore have been delivered to the Administrative Agent, which are to be pledged pursuant to the Pledge Agreements, together with an undated stock or transfer power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof. Each such Subsidiary shall have delivered an acknowledgment of and consent to such respective Pledge Agreement, executed by a duly authorized officer of such Subsidiary, in substantially the form appended to such Pledge Agreement.

         (m) Actions to Perfect Liens. The Administrative Agent shall have received all financing statements on form UCC-1, and all other actions shall have been taken, in each case which are necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents as supplemented in connection with such Acquisition Loans shall have been completed or will be completed promptly following the making of the initial Loans hereunder.

         (n) Lien Searches. The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of each Subsidiary formed or acquired in connection with such Permitted Acquisition, SAC, to the extent that such Permitted Acquisition results in SAC owning property or conducting operations in new jurisdictions, and if requested by the Administrative Agent the seller of the property to be acquired in such Permitted Acquisition, and the results of such search shall be satisfactory to the Administrative Agent.

         (o) Ranor Waiver. The Agents shall have received a waiver, in form and substance satisfactory to the Agents, of the requirements of Section 2.8 of that certain Intercreditor Agreement, dated as of June 16, 1999, among PNC Bank, Four N, Inc., formerly known as Ranor, Inc., and SAC.

         (p) Upsizing Condition. The Upsizing Condition shall have been achieved.

7.3      Conditions to Each Extension of Credit.

                  The agreement of each Bank to make any Extension of Credit requested to be made by it on any date (including, without limitation, its initial Extension of Credit) is subject to the satisfaction of the following conditions precedent:

         (a) Representations and Warranties. Each of the representations and warranties made by each Borrower herein or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representations and warranties by their terms refer to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects on and as of such date).

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         (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit requested to be made on such date.

         (c) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Agents, and the Agents shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each request by the Borrowers for an Extension of Credit hereunder shall constitute a representation and warranty by the Borrowers as of the date of such Extension of Credit that the conditions contained in this subsection 7.3 have been satisfied.

                            8. AFFIRMATIVE COVENANTS

         Each of the Borrowers hereby agrees that, so long as the Commitments remain in effect, any Note remains outstanding and unpaid, any Letter of Credit remains outstanding or any other amount is owing to any Bank or any Agent hereunder, such Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

8.1      Financial Statements.

                  Furnish to the Administrative Agent copies (in such quantities as the Administrative Agent shall request) of each of the following so that the Administrative Agent may (and the Administrative Agent hereby agrees to within five (5) Business Days after receipt thereof) deliver to each Bank:

         (a) as soon as available, but in any event not later than 90 days after the close of each fiscal year of SAC, a copy of the annual audit report for such year for SAC and its consolidated Subsidiaries, including therein a consolidated balance sheet of SAC and its consolidated Subsidiaries as at the end of such fiscal year, and related consolidated statements of income and retained earnings and changes in cash flows of SAC and its consolidated Subsidiaries for such fiscal year, all in reasonable detail, prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved and with the prior year with such changes thereon as shall be approved by SAC's independent certified public accountants, such financial statements to be certified by Ernst & Young or other independent certified public accountants selected by SAC and reasonably acceptable to the Banks, without a "going concern" or like qualification or exception or qualification arising out of the scope of the audit; and

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         (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of SAC, unaudited cash flows of SAC and its consolidated Subsidiaries, including therein
(i) a consolidated balance sheet of SAC and its consolidated Subsidiaries as at the end of such fiscal quarter, (ii) the related consolidated statements of income and retained earnings of SAC and its consolidated Subsidiaries, and (iii) the related consolidated statement of changes in financial position of SAC and its consolidated Subsidiaries all for the period from the beginning of such fiscal quarter to the end of such fiscal quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the corresponding figures for the like period of the preceding fiscal year; all in reasonable detail, prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved and with prior periods and accompanied by a certificate of a Responsible Officer of SAC stating that the financial statements fairly present the financial condition of SAC and its consolidated Subsidiaries as of the date and for the periods covered thereby (subject to normal year-end audit adjustments).

8.2      Certificates; Other Information.

                  Furnish to the Administrative Agent copies (in such quantities as the Administrative Agent may request) of each of the following so that the Administrative Agent may (and the Administrative Agent hereby agrees to within five (5) Business Days after receipt thereof) deliver to each Bank:

         (a) concurrently with the delivery of the financial statements referred to in subsection 8.1(a), a certificate of SAC's independent certified public accountants reporting on such financial statements stating that in making the examination necessary for certifying such financial statements no knowledge was obtained of any Default or Event of Default, except as specifically indicated;

         (b) concurrently with the delivery of the financial statements referred to in subsections 8.1(a) and 8.1(b), a certificate of the chief financial officer or Treasurer or Assistant Treasurer of SAC showing in detail the calculations demonstrating compliance with the financial covenants set forth in subsection 9.1; and concurrently with the delivery of the financial statements referred to in subsections 8.1(a) and 8.1(b), a certificate of the chief financial officer or Treasurer or Assistant Treasurer of SAC stating that, to the best of his or her knowledge, each of the Borrowers during such period has kept, observed, performed and fulfilled each and every covenant and condition contained in this Agreement and in the Notes and the other Loan Documents to which it is a party and that such officer has obtained no knowledge of any Default or Event of Default except as specifically indicated; if the certificate above shall indicate that such officer has obtained knowledge of a Default or Event of Default, such certificate shall state what efforts the Borrowers are making to cure such Default or Event of Default;

         (c) within 45 days after the end of the first three fiscal quarters in each fiscal year of SAC, and within 90 days after the end of each fiscal year of SAC, a certificate of the chief financial officer or Treasurer or Assistant Treasurer of SAC showing in detail the computations necessary to calculate the Applicable Margin, Commitment Fee Rate and the Acquisition Loan Commitment Fee Rate (a "Senior Debt/EBITDA Ratio Certificate");

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

         (d) on or prior to thirty days prior to the commencement of each fiscal year of SAC and in any event, not later than ten Business Days following approval by the Board of Directors of SAC, a copy of SAC's final operating budget and cash flow budget of SAC and its direct and indirect Subsidiaries for the next fiscal year as approved by such Board of Directors, such projections to be accompanied by a Certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

         (e) within five days after the same are sent, copies of all financial statements and reports which SAC sent to its stockholders and within five days after the same are filed, copies of all financial statements and reports which any Borrower may make to, or file with, the Securities and Exchange Commission or any successor of analogous Governmental Authority;

         (f) within 21 days after the last day of each month, (i) a fully completed certificate (each a "U.S. Dollar Borrowing Base Certificate") signed by a Responsible Officer of SAC, in a form acceptable to the Administrative Agent, with respect to U.S. Eligible Receivables and U.S. Eligible Inventory as of such last day of such month, (ii) within 21 days after the last day of each month, a fully completed Certificate (each a "Canadian Dollar Borrowing Base Certificate") signed by a Responsible Officer of CC Canada, in a form acceptable to the Administrative Agent, with respect to Canadian Eligible Receivables and Canadian Eligible Inventory as of such last day of such month, and (iii) within 21 days after the last day of each month, a fully completed Certificate (each an "Interim Borrowing Base Certificate") signed by a Responsible Officer of CC Canada, in a form acceptable to the Administrative Agent, with respect to Canadian Eligible Receivables and Canadian Eligible Inventory as of such last day of such month, and (iv) a Schedule of Eligible Receivables and Schedule of Eligible Inventory as of the end of the immediately preceding month;

         (g) within 30 days after the last day of each month, a schedule, in form and substance reasonably satisfactory to the Agents, current as of the close of business on the last day of such month, certified by a Responsible Officer of SAC of all Eligible Receivables of the Borrower existing on the Closing Date showing separately those which are more than 30, 60, 90 and 120 days old and a description of all Liens, set-offs, defenses and counterclaims with respect thereto reasonably satisfactory to the Agents and current as of the close of business on the last day of such month together with a reconciliation of such schedule with the schedule delivered to the Banks pursuant to subsection 8.2(f)(iii) for the prior month;

         (h) any reports including management letters submitted to SAC by independent accountants in connection with any annual, interim or special audit; and

         (i) promptly, such additional financial and other information as the Administrative Agent or any Bank may from time to time reasonably request, including without limitation additional U.S. Dollar Borrowing Base Certificates and/or Canadian Dollar Borrowing Base Certificates if the Administrative Agent believes that it needs an updated Certificate prior to the time it would otherwise be due under paragraph (f)(i) and (ii) of this subsection 8.2.

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

8.3      Payment of Obligations.

                  Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of SAC or its Subsidiaries, as the case may be.

8.4      Conduct of Business and Maintenance of Existence.

                  Except as otherwise permitted in subsection 9.5, continue to engage in business of the same general type as now conducted by it and, preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

8.5      Maintenance of Property; Insurance.

                  Keep all property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business, with the Administrative Agent (for the benefit of the Banks) being named as loss payee as to all material collateral under the Security Documents; and furnish to each Bank, upon written request, full information as to the insurance carried, including evidence that the Administrative Agent (for the benefit of the Banks) is named as loss payee as to all material collateral under the Security Documents.

8.6      Inspection of Property; Books and Records; Discussions.

         (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and upon reasonable notice permit representatives of any Bank to visit and inspect any of its properties and examine and make abstracts from any of its books and records during normal business hours and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of SAC and its Subsidiaries with officers and employees of SAC and its Subsidiaries and with its independent certified public accountants.

         (b) (i) Permit a collateral audit by the Administrative Agent or a representative thereof of the collateral securing the Notes as may be requested by the Administrative Agent and (ii) pay the cost of any such collateral audit; provided that, the Borrowers shall only be responsible to pay the cost of one such collateral audit in any calendar year unless a Default shall exist and be continuing, in which event the Borrowers shall be obligated to pay for all such collateral audits requested by the Administrative Agent.

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

8.7      Notices.

         Promptly give notice to the Administrative Agent and each Bank of:

         (a) the occurrence of any Default or Event of Default;

         (b) any (i) default or event of default under any Contractual Obligation of SAC or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between SAC or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could have a Material Adverse Effect;

         (c) any litigation or proceeding affecting SAC or any of its Subsidiaries in which the amount involved is $5,000,000 or more and not covered by insurance as reasonably determined by SAC's corporate counsel or in which injunctive or similar relief is sought;

         (d) the following events, as soon as possible and in any event within 30 days after SAC knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, any Lien in favor of PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or any Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan or (iii) assessment of liability under the Coal Industry Retiree Health Benefit Act of 1992, which, in the case of any of (i), (ii) or (iii) above could reasonably be expected to have a Material Adverse Effect; and

         (e) an event which has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrowers propose to take with respect thereto.

8.8      Environmental Laws.

         (a) Comply with, and require compliance by all tenants and all subtenants, if any, with, all Environmental Laws and obtain and comply with and maintain, and require that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, registrations or permits required by Environmental Laws, except to the extent that failure to so comply or obtain or maintain such documents could not reasonably be expected to have a Material Adverse Effect;

         (b) Comply with all lawful and binding orders and directives of all Governmental Authorities respecting Environmental Laws; and

         (c) Defend, indemnify and hold harmless the Agents and the Banks, and their respective employees, agents, officers, directors, successors and assigns from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to any violation of or noncompliance with or liability under any Environmental Laws, or any orders, requirements or demands of Governmental Authorities related thereto which in each case relate to or arise in connection with any Borrower, any Property or any activities relating to any other property or business of a Borrower or the enforcement of any rights provided herein or in the other Loan Documents, including, without limitation, attorneys' and consultants' fees, response costs, investigation and laboratory fees, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of any of the foregoing enumerated parties. This indemnity shall continue in full force and effect regardless of the termination of this Agreement and the payment of the Notes.

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

8.9      Pledge of Real Property.

                  At any time and from time to time at the written request of the Administrative Agent indicating that such request is being made at the direction of the Required Banks, each Borrower shall execute, deliver and, if requested, record such mortgage, hypothec, deed of trust and related documents as the Administrative Agent shall reasonably request, and take such further action as the Administrative Agent shall reasonably request, in each case, in order to grant to the Administrative Agent (or other Person selected by the Administrative Agent) for the benefit of the Banks a first priority Lien (subject to customary permitted exceptions) in all real property, immovable property, movable property or leasehold interests owned by such Borrower as additional collateral for the obligations of the Borrowers to the Banks under this Agreement and the Notes; provided that, notwithstanding the foregoing, any Lien on property of CC Canada shall only be in favor of the Canadian Funding Banks. The Borrowers shall be responsible for the reasonable costs and expenses (including attorneys' fees and expenses) of the Administrative Agent in connection with the preparation, registration, execution and recording (including mortgage recording tax) of the foregoing documents.

8.10     Management Changes.

                  Notify the Administrative Agent in writing within thirty (30) days after any change of its executive officers.

8.11     Interest Rate Protection.

                  Within 60 days after the Closing Date, enter into, with one or more Banks, the unsecured long-term debt obligations of which are rated "A3" or higher by Moody's or "A-" or higher by S&P, and issued by a Bank having capital, surplus and undivided profits aggregating at least $250,000,000, such interest rate protection contracts (collectively, the "Interest Rate Protection Agreements") as are necessary to cause an amount not less than 50% of the Borrowers' then outstanding Term Loans, including any Acquisition Loans, hereunder to be hedged in a manner satisfactory to the Agents. Such contracts shall conform to ISDA standards, shall be subject to such intercreditor and subordination provisions as may be required by the Agents and shall otherwise be acceptable to the Agents as to structure, notional amount (subject to the 50% standard set forth herein) and term (except that no such contract shall be required to extend beyond the Termination Date).

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

                             9. NEGATIVE COVENANTS

         Each of the Borrowers hereby agrees that, so long as the Commitments remain in effect, any Note remains outstanding and unpaid, any Letter of Credit remains outstanding or any other amount is owing to any Bank or Agent hereunder, such Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

9.1      Financial Condition Covenants.

         (a) Maintenance of Consolidated Net Worth. Permit Consolidated Net Worth on the Closing Date to be less than $32,342,400 and thereafter at any time permit Consolidated Net Worth to be less than the Base Net Worth.

         (b) Interest Coverage Ratio. At the last day of any period set forth below, permit the Interest Coverage Ratio for the period of the four consecutive fiscal quarters ending on such date (except for the calculations as at the end of each of the first three fiscal quarters after the Closing Date, for which the ratio shall be calculated for the less than four-quarter periods set forth below) to be less than the ratio set forth opposite such period below:

         Period                                              Ratio

         March 31, 2000                                      3.00 to 1.0
         March 31, 2000 - June 30, 2000                      3.00 to 1.0
         March 31, 2000 - September 30, 2000                 3.00 to 1.0
         December 31, 2000                                   3.00 to 1.0
         March 31, 2001                                      3.50 to 1.0
         June 30, 2001                                       3.50 to 1.0
         September 30, 2001                                  3.50 to 1.0
         December 31, 2001                                   3.50 to 1.0
         March 31, 2002 and each quarter thereafter          4.00 to 1.0

(c) Senior Leverage Ratio. At the last day of any period set forth below, permit the ratio of Senior Debt to Consolidated EBITDA for the period of the four consecutive fiscal quarters ending on such day (except for the calculations as at the end of each of the first three fiscal quarters after the Closing Date, for which (i) the ratio shall be calculated for the less than four quarter periods set forth below and (ii) in calculating such ratio, the Consolidated EBITDA figure that appears in the numerator shall be annualized, i.e., (a) for March 31, 2000, multiplied by 4, (b) for March 31, 2000 - June 30, 2000, multiplied by 2 and (c) for the March 31, 2000 - September 30, 2000, multiplied by 4/3) to be greater than the ratio set forth opposite such period below:

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         Period                                                 Ratio

         March 31, 2000                                      3.50 to 1.0
         March 31, 2000 - June 30, 2000                      3.50 to 1.0
         March 31, 2000 - September 30, 2000                 3.50 to 1.0
         December 31, 2000                                   3.50 to 1.0
         March 31, 2001                                      3.25 to 1.0
         June 30, 2001                                       3.25 to 1.0
         September 30, 2001                                  3.25 to 1.0
         December 31, 2001                                   3.25 to 1.0
         March 31, 2002                                      2.75 to 1.0
         June 30, 2002                                       2.75 to 1.0
         September 30, 2002                                  2.75 to 1.0
         December 31, 2002                                   2.75 to 1.0
         March 31, 2003                                      2.25 to 1.0
         June 30, 2003                                       2.25 to 1.0
         September 30, 2003                                  2.25 to 1.0
         December 31, 2003                                   2.25 to 1.0
         March 31, 2004                                      1.75 to 1.0
         June 30, 2004                                       1.75 to 1.0
         September 30, 2004                                  1.75 to 1.0
         December 31, 2004                                   1.75 to 1.0
         March 31, 2005                                      1.75 to 1.0
         June 30, 2005 and each quarter thereafter           1.25 to 1.0

         (d) Fixed Charge Coverage Ratio. Permit the ratio for any period of four consecutive fiscal quarters ending during any period set forth below (except for the calculations as at the end of each of the first three fiscal quarters after the Closing Date, for which the ratio shall be calculated for the less than four-quarter periods set forth below) of (i) Consolidated EBITDA (minus earn-outs paid without duplication) for such period to (ii) Consolidated Fixed Charges (excluding earn-out payments, but including (x) dividends paid or payable on preferred stock and (y) income taxes paid) for such period to be less than the ratio set forth opposite such period below:

         Period                                              Ratio

         March 31, 2000                                      1.25 to 1.0
         March 31, 2000 - June 30, 2000                      1.25 to 1.0
         March 31, 2000 - September 30, 2000                 1.25 to 1.0
         December 31, 2000 and each quarter thereafter       1.25 to 1.0

9.2      Limitation on Liens.

                  Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

         (a) Liens created pursuant to the Security Documents;

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         (b) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of such Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

         (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings;

         (d) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

         (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (f) easements, rights-of-way, servitudes, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of SAC and its Subsidiaries taken as a whole;

         (g) Liens listed on Schedule IV hereto, securing Indebtedness permitted by subsection 9.3(d), provided that no such Lien is amended after the date of this Agreement to cover any additional property or to secure additional Indebtedness;

         (h) Liens securing Indebtedness of the Borrowers and their Subsidiaries permitted by subsection 9.3(c) incurred to finance the acquisition (including through Capital Leases) of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets or such Liens shall have existed on such assets prior to their acquisition by a Borrower or a Subsidiary thereof and were not created in anticipation of the acquisition, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the Liens are not modified to secure other Indebtedness and the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall not at any time exceed 100% of the original purchase price of such property;

         (i) Liens on the property or assets of a corporation which becomes a Subsidiary after the date hereof securing Indebtedness permitted by subsection 9.3(e), provided that (i) such Liens existed at the time such corporation became a subsidiary and were not created in anticipation of the acquisition, (ii) any such Lien does not by its terms cover any property or assets after the time such corporation becomes a Subsidiary which were not covered immediately prior thereto and (iii) any such Lien does not by its terms secure any Indebtedness other than Indebtedness existing immediately prior to the time such corporation becomes a Subsidiary; and

         (j) Liens not otherwise permitted hereunder which secure Indebtedness permitted under subsection 9.3 not exceeding, as to the Borrowers and all Subsidiaries thereof taken together, $1,000,000 in aggregate amount at any one time outstanding; provided, however, such Liens shall not attach to (A) inventory (including Eligible Inventory) of any Borrower, (B) accounts receivable (including Eligible Receivables) of any Borrower, and (C) the books and records of any Borrower.

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

9.3      Limitation of Indebtedness.

                  Create, incur, assume or suffer to exist any Indebtedness except:

         (a) Indebtedness in respect of the Loans, the Notes, the Letters of Credit and other obligations of the Borrowers under this Agreement;

         (b) Indebtedness of a Borrower to another Borrower to the extent that the incurrence of such Indebtedness does not violate subsection 9.11(f);

         (c) Indebtedness of SAC and any of its Subsidiaries incurred solely in order to finance the acquisition (including through Capital Leases) of fixed or capital assets in an aggregate principal amount not exceeding, as to the Borrowers and their Subsidiaries taken together, $250,000 at any one time outstanding;

         (d) Indebtedness listed on Schedule V, and renewals, extensions and modifications thereof which do not increase the principal amount thereof;

         (e) Indebtedness of a corporation which becomes a Subsidiary after the date hereof, provided that, (i) such Indebtedness existed at the time such corporation became a Subsidiary and was not created in anticipation of the acquisition and (ii) immediately after giving effect to the acquisition of such corporation by a Borrower, no Default or Event of Default shall have occurred and be continuing; and, renewals, extensions and modifications thereof which do not increase the principal amount thereof;

         (f) Indebtedness under the Interest Rate Protection Agreements; and

         (g) Indebtedness secured by any Lien permitted by subsection 9.2(j), and renewals, extensions and modification thereof which do not increase the principal amount thereof.

9.4      Limitations on Fundamental Changes.

                  Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, except that:

         (a) the Amalgamation may be completed;

         (b) any Subsidiary of SAC may be merged or consolidated with or into SAC (provided that SAC shall be the continuing or surviving corporation) or with or into any other U.S. Dollar Borrower (provided that if any such transaction shall be between a Subsidiary which is not a U.S. Dollar Borrower and a Subsidiary which is a U.S. Dollar Borrower, such U.S. Dollar Borrower shall be the continuing or surviving corporation);

         (c) upon 30 days prior written notice to the Administrative Agent, any Subsidiary of CC Canada may be merged, consolidated or amalgamated with or into CC Canada (provided that the continuing or surviving corporation remains bound by the provisions of this Agreement); and

         (d) any Subsidiary of SAC may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to a U.S. Dollar Borrower; provided that, immediately after any such transaction referred to in paragraphs (a) and (b) above and after giving effect thereto, each of the Borrowers is in compliance with this Agreement and no Default or Event of Default shall have occurred and be continuing or result from such transaction.

9.5      Limitation on Sale of Assets.

                  Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, except:

         (a) obsolete or worn out property disposed of in the ordinary course of business;

         (b) the sale of inventory in the ordinary course of business;

         (c) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection in the ordinary course of business of such accounts receivable;

         (d) as permitted by Section 9.4; and

         (e) in addition to the above subsections 9.5(a) through 9.5(d) inclusive, any such conveyances, sales, leases, assignments, transfers or other disposals, the aggregate amount of which for SAC and its Subsidiaries for any fiscal year of SAC does not exceed $250,000; provided that (i) such conveyance, sale, lease, assignment, transfer or other disposition is for cash consideration which the officers or Board of Directors of SAC or its Subsidiary, as the case may be, deems to be fair and reasonable and (ii) the Net Proceeds are applied to the Loans as provided in subsection 5.7(b).

9.6      Limitation on Distributions.

                  Declare or pay any Distribution (whether in cash or property or obligations of a Borrower or any Subsidiary thereof) in respect of any Borrower or any Subsidiary thereof, except (i) any Wholly-Owned Subsidiary may declare and pay dividends to a Borrower and (ii) SAC may declare and pay dividends on existing preferred stock of SAC provided (a) any such dividends paid from and after April 25, 2000 do not exceed $1,173,000 per year, (b) after giving effect to any such dividends, no Default or Event of Default shall exist hereunder and (c) no payment of any such dividend shall violate any Requirement of Law; provided that, if a Default shall exist and be continuing, no U.S. Dollar Borrower may declare or pay any dividends.

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9.7      Transactions With Affiliates.

                  Except as expressly permitted in this Agreement, directly or indirectly enter into any transaction or arrangement whatsoever (including without limitations any purchase, sale, lease or exchange of property or the rendering of any service) or make any payment to or otherwise deal with any Affiliate, except as to all of the foregoing in the ordinary course of and pursuant to the reasonable requirements of such Borrower's and its Subsidiaries' business and upon fair and reasonable terms no less favorable to such Borrower or such Subsidiary, as the case may be, than would be obtained in a comparable arm's length transaction with a Person not an Affiliate.

9.8      Sale and Leaseback.

                  Enter into any arrangement with any Person providing for the leasing by such Borrower or any Subsidiary thereof of real, personal, immovable or movable property which has been or is to be sold or transferred by such Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations thereof.

9.9      Landlord Waivers.

                  Permit more than 10% in U.S. Dollar Equivalent amount of all of Borrowers' Eligible Inventory to be maintained at locations which (a) are not owned free and clear of any mortgage or other Lien, except any Lien in favor of the Administrative Agent for the benefit of the Banks; or (b) are leased by a Borrower from the owner of such facility unless such owner has executed a landlord waiver and consent in form and substance satisfactory to the Administrative Agent.

9.10     Limitation on Contingent Obligations.

                  Create, incur, assume or suffer to exist any Contingent Obligation except:

         (a) guarantees made in the ordinary course of its business by any of the Borrowers or its Subsidiaries of obligations of any of their Subsidiaries, provided those obligations are otherwise permitted under this Agreement;

         (b) Contingent Obligations described on Schedule VII;

         (c) the Letters of Credit; and

         (d) the U.S. Dollar Borrowers Guarantee and any other guarantees created pursuant to the Loan Documents.

9.11     Limitation on Investments, Loans and Advances.

                  Purchase, hold or acquire beneficially any stock, other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make or permit to exist any investment or acquire any interest whatsoever in, any other Person, except:

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

         (a) extensions of trade credit to customers in the ordinary course of business;

         (b) Permitted Investments;

         (c) loans to officers of the Borrowers in an aggregate principal amount outstanding at any time not to exceed $150,000;

         (d) loans and advances to employees of the Borrowers or their Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate amount for the Borrowers and their Subsidiaries not to exceed $150,000 at any one time outstanding;

         (e) Capital Stock of any Subsidiary; provided that such Capital Stock held directly by SAC or any U.S. Subsidiary of SAC is pledged to the Administrative Agent for the benefit of the Banks pursuant to a Pledge Agreement (other than Capital Stock of a foreign Subsidiary, in respect of which only 65% of the voting Capital Stock shall be pledged to the Administrative Agent); and

         (f) loans and advances by a Borrower to another Borrower; provided that, if a Default shall exist and be continuing, no U.S. Dollar Borrower may make any loan or advance to CC Canada or any Subsidiary thereof.

9.12     Limitation on Optional Payments and Modifications of Debt Instruments.

                  Make any optional payment or prepayment on or redemption, defeasance or purchase of any Indebtedness (other than Indebtedness under this Agreement), or amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms relating to the payment or prepayment of principal of or interest on, any Indebtedness (other than Indebtedness under this Agreement), other than any amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon.

9.13     Limitation on Negative Pledge Clauses.

                  Enter into any agreement with any Person other than the Banks which prohibits or limits the ability of any Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its properties, assets or revenues, whether now owned or hereafter acquired; provided that a Borrower may enter into such an agreement in connection with any Lien permitted by subsection 9.2(h) of this Agreement, when such prohibition or limitation is by its terms effective only against the assets subject to such Lien.

9.14     Fiscal Year.

                  Permit the fiscal year of a Borrower to end on a day other than March 31.

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9.15     Limitation on Conduct of Business.

                  Enter into (i) any business either directly or through any Subsidiary except for businesses in which the Borrowers and their Subsidiaries are engaged on the date of this Agreement, (ii) any business directly related to such existing businesses and (iii) any business which consists primarily of supplying goods or services to the aerospace industry.

9.16     Limitation on Capital Expenditures.

                  Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations) except for expenditures not exceeding, in the aggregate for the Borrowers and their respective Subsidiaries during any of the fiscal years of the Borrowers set forth below, the amount set forth opposite such fiscal year below:

                  Fiscal Year                                  Amount
                  -----------                                  ------
                  2001                                       $5,500,000

                  2002 and each
                  fiscal year thereafter                     $4,500,000

                  provided, that up to 25% of any such amount, if not expended in the fiscal year for which it is permitted above, may be carried over for expenditure in the next following fiscal year.

9.17 Payments on Ranor Notes or Notes Issued in Connection With the Arell Acquisition or the Airborne Acquisition.

                  Neither Borrower shall make, nor permit to be made, any payment on the Notes (as defined in the Ranor Purchase Agreement) or any note issued in connection with the Arell Acquisition or the Airborne Acquisition unless (i) the Borrowers shall be in compliance with the covenants provided for in Sections 9.1 and 9.16 for the most recent period of four consecutive fiscal quarters preceding such proposed payment (calculated on a pro-forma basis as if such proposed payment had been made as of the first day of such four quarter period) and (ii) no later than five Business Days prior to any such proposed payment, the Administrative Agent shall have received a certificate of a Responsible Officer with detailed calculations establishing to the reasonable satisfaction of the Agent that the foregoing requirements have been satisfied.

                             10. EVENTS OF DEFAULT

10.1     Events of Default.

                  If any of the following events shall occur and be continuing:

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         (a) A Borrower shall fail to pay any principal of any Note or any
Reimbursement Obligation when due in accordance with the terms thereof or hereof; or a Borrower shall fail to pay any interest on any Note, or any other amount payable hereunder or thereunder (including without limitation any fees), within three days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

         (b) Any representation or warranty made or deemed made by a Borrower or any Subsidiary thereof herein or in any other Loan Document or which is contained in any certificate or financial statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect or misleading in any material respect on or as of the date made or deemed made; or

         (c) A Borrower shall default in the observance or performance of any agreement contained in Section 9 of this Agreement; or

         (d) A Borrower or any Subsidiary thereof shall default in the observance or performance of any other agreement contained in this Agreement (other than as provided in subsection (a) through (c) above) or any other Loan Documents, and such default shall continue unremedied for a period of 30 days; or

         (e) A Borrower or any Subsidiary thereof shall (i) default in the payment of any principal of or interest on or any other amount payable on any Indebtedness (other than the Notes) or in the payment of any Contingent Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Contingent Obligation was created and the aggregate amount of such Indebtedness and/or Contingent Obligations in respect of which such default or defaults shall have occurred is at least $250,000; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due and payable prior to its stated maturity or such Contingent Obligation to become payable; or

         (f) (i) A Borrower or any Subsidiary thereof shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or a Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against a Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against a Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, seizure, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, satisfied, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) a Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) a Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they generally become due; or

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

         (g) One or more judgments or decrees shall be entered against a Borrower or any of its Subsidiaries involving in the aggregate a liability (excluding any such judgments or orders which are fully covered by insurance, subject to any customary deductible, and under which the applicable insurance carrier has acknowledged such full coverage in writing) of $100,000 or more and all such judgments or decrees shall not have been vacated, discharged, settled, satisfied or paid, or stayed or bonded pending appeal, within 60 days from the entry thereof; or

         (h) Any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) other than Steven Merker, William Merker or Karl Massaro shall obtain the power (whether or not exercised) to elect a majority of SAC's or CC Canada's directors, as the case may be, or
(ii) the Board of Directors of SAC or CC Canada, as the case may be, shall not consist of a majority of Continuing Directors; "Continuing Directors" shall mean the directors of SAC or CC Canada, as the case may be, on the Closing Date and each other director, if such other director's nomination for election to the Board of Directors of SAC or CC Canada, as the case may be, is recommended by a majority of the then Continuing Directors, provided that notwithstanding anything in this Section 10.1(h) to the contrary, the transfer of Capital Stock owned by any of Steven Merker, William Merker or Karl Massaro upon their death shall not be deemed an Event of Default hereunder; or

         (i) A Borrower or any Subsidiary thereof shall fail to (i) comply with or require compliance by all tenants and, to the extent possible, all subtenants, if any, with all Environmental Laws or obtain and comply with and maintain, or require that all tenants and, to the extent possible, all subtenants, obtain and comply with and maintain, any and all licenses, approvals, registrations or permits required by Environmental Laws except to the extent that failure to so comply or obtain or maintain such documents could not reasonably be expected to have a Material Adverse Effect; or (ii) comply with all lawful and binding orders and directives of all Governmental Authorities respecting Environmental Laws except to the extent that failure to so comply could not reasonably be expected to have a Material Adverse Effect; or

         (j) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of SAC or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Banks, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) SAC or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Banks is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist in regard to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

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

         (k) SAC shall cease to own, directly or indirectly, one-hundred percent (100%) of the legal and beneficial ownership of CCC, CC Canada, Gendow, Airborne, or Arell (prior to the Amalgamation); or

         (l) Any Security Document shall, at any time, cease to be in full force and effect (unless released by the Administrative Agent) or shall be declared null and void, or the validity or enforceability thereof shall be contested by any Borrower or the Administrative Agent shall not have or shall cease to have valid, perfected security interests in the collateral subject thereto, subject to no other liens whatsoever, except as provided in Schedule IV attached hereto or as permitted by subsection 9.2;

         10.2 then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to a Borrower automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes shall automatically and immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken:
                  (i) with the consent of the Required Banks, the Administrative Agent may, or upon the written request of the Required Banks, the Administrative Agent shall, by notice to SAC declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Banks, the Administrative Agent may, or upon the written request of the Required Banks, the Administrative Agent shall, by notice of default to SAC, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this subsection 10.1, the Borrowers shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the L/C Coverage Requirement for each such Letter of Credit. The Borrowers hereby grant to the Administrative Agent, for the benefit of the Issuing Bank and the L/C Participants, a security interest in such cash collateral to secure all obligations of the Borrowers under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrowers hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrowers hereunder and under the Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to SAC or as otherwise directed by a court of competent jurisdiction. The Borrowers shall execute and deliver to the Administrative Agent, for the account of the Issuing Bank and the L/C Participants, such further documents and instruments as the Administrative Agent may request to evidence the creation and perfection of the within security interest in such cash collateral account. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived. Priority of Application of Proceeds.

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

         (a) All Collateral shall be held or administered by the Administrative Agent for the ratable benefit of the Banks; provided that, any Collateral under the Canadian Security Documents shall not be available to pay Loans other than Interim Loans and Canadian Dollar Loans and such Collateral shall be held or administered for the ratable benefit of the US Dollar Banks making the Interim Loans until the Canadian Funding Banks shall become party hereto, at which time such Collateral shall be held or administered for the sole benefit of the Canadian Funding Banks.

         (b) Notwithstanding any provision herein to the contrary or in the other Loan Documents, any proceeds received by the Administrative Agent from any payment made by CC Canada under this Agreement or the other Loan Documents after an Event of Default has occurred and during the continuance thereof or received by the Administrative Agent from the foreclosure, sale, lease, collection upon, realization of or other disposition of any Collateral under the Canadian Security Documents after an Event of Default has occurred and during the continuance thereof (including without limitation insurance proceeds) shall be applied by the Administrative Agent as follows, unless otherwise agreed by all the Banks:

         (i) First, to the payment of all costs and expenses of the Administrative Agent incurred in connection with the collection of such proceeds or the protection or administration of the rights and interests of the Canadian Funding Banks therein, until such amounts are paid in full;

         (ii) Second, to accrued and unpaid interest on the Canadian Dollar Revolving Credit Loans (ratably according to the respective amounts outstanding);

         (iii) Third, to fees payable under this Agreement and the other Loan Documents with respect to the Canadian Dollar Revolving Credit Loans (ratably according to the respective amounts then outstanding);

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

         (iv) Fourth, to the principal amount of the Canadian Dollar Revolving Credit Loans then outstanding (ratably according to the respective amounts then outstanding);

         (v) Fifth, to the ratable payment of any other obligations owed by CC Canada to the Agents or the Banks until such amounts are paid in full (ratably according to the respective amounts then outstanding); and

         (vi) Sixth, the balance, if any, shall be paid to CC Canada or as a court of competent jurisdiction may direct.

         (c) Notwithstanding any provision herein to the contrary (other than paragraphs (b) and (d) of this subsection 10.2) or in the other Loan Documents, any proceeds received by the Administrative Agent from any payment made by SAC under this Agreement or the other Loan Documents after an Event of Default has occurred and during the continuance thereof or received by the Administrative Agent from the foreclosure, sale, lease, collection upon, realization of or other disposition of any Collateral (other than Collateral of CC Canada and its Subsidiaries charged pursuant to the Canadian Security Documents) after an Event of Default has occurred and during the continuance thereof (including without limitation insurance proceeds), except in each case to the extent such amounts are to be applied pursuant to the provisions of clause (b) above, shall be applied by the Administrative Agent as follows, unless otherwise agreed by all the Banks:

         (i) First, to the payment of all costs and expenses of the Administrative Agent incurred in connection with the collection of such proceeds or the protection or administration of the rights and interests of the Banks therein, until such amounts are paid in full;

         (ii) Second, to accrued and unpaid interest on the Loans, the Reimbursement Obligations and the obligations of the Borrower(s) under the Interest Rate Protection Agreements (ratably according to the respective amounts then outstanding);

         (iii) Third, to fees payable under this Agreement, the other Loan Documents and the Interest Rate Protection Agreements (ratably according to the respective amounts then outstanding);

         (iv) Fourth, (i) to the principal amount of the Loans then outstanding, (ii) to the Reimbursement Obligations then outstanding, (iii) to the principal or similar amount then due under the Interest Rate Protection Agreements and (iv) by deposit in a cash collateral account maintained by the Issuing Bank, to satisfy the L/C Coverage Requirement with respect to all outstanding Letters of Credit (ratably according to the respective amounts then outstanding);

         (v) Fifth, to the ratable payment of any other obligations owed to the Agents and the Banks until such amounts are paid in full (ratably according to the respective amounts then outstanding); and

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

         (vi) Sixth, the balance, if any, shall be paid to SAC or as a court of competent jurisdiction may direct.

         (d) Notwithstanding anything to the contrary contained in this subsection 10.2 (i) if any payments are to be made under paragraphs (b) and (c) at the same time, the payments under clause (b) shall be made first and (ii) any payments that are to be made to the Canadian Funding Banks pursuant to subsection 10.2(c) shall be held in escrow by the Administrative Agent in an interest bearing account for a period of one year from the date of receipt and shall not be credited against the Canadian Dollar Revolving Credit Loans until actually distributed to the Canadian Funding Banks pursuant to the next sentence hereof, and then only to the extent so distributed to the Canadian Funding Banks. Any amounts held in escrow by the Administrative Agent pursuant to the preceding sentence shall, at the end of such one year period, be distributed among the Canadian Funding Banks and the U.S. Dollar Banks in such amounts so that from and after the occurrence of the Event of Default that triggered the application of this subsection 10.2 through the date of and after giving effect to such distribution and all other distributions theretofore made to the Banks pursuant to subsections 10.2(b) and (c), each Bank shall have received the same percentage payment on the principal of and accrued and unpaid interest on its Loans outstanding on the date of such Event of Default. Any amounts that (i) are distributed to the Canadian Funding Banks pursuant to this clause (d) shall be applied by the Canadian Funding Banks in the order set forth in clauses (ii) through (v) of subsection 10.2(b) and (ii) are distributed to the U.S. Dollar Banks pursuant to this clause (d) shall be applied by the U.S. Dollar Banks in the order set forth in clauses (ii) through (v) of subsection 10.2(c).

         (e) If the Banks shall be exercising their remedies under the Security Documents, the Canadian Funding Banks shall use diligent efforts to exercise their remedies under the Canadian Security Documents, unless the Required Banks otherwise consent.

10.3     Turnover of Proceeds.

                  Each Bank agrees that if at any time it shall receive the proceeds of any collateral or any proceeds thereof pursuant to the terms of the Security Documents or (b) if after an Event of Default shall have occurred and be continuing it shall receive any payment on account of the Loans, the L/C Obligations or any other amounts owing hereunder, under the other Loan Documents or the Interest Rate Protection Agreements (other than through application by the Administrative Agent in accordance with subsection 10.2), it shall promptly turn the same over to the Administrative Agent for application in accordance with the terms of subsection 10.2.

                                 11. THE AGENTS

11.1     Appointment.

                  Each Bank hereby irrevocably designates and appoints PNC Bank as the Administrative Agent of such Bank under this Agreement and the other Loan Documents, and each such Bank irrevocably authorizes PNC Bank, as the Administrative Agent for such Bank, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement and the other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement and the other Loan Documents or otherwise exist against the Administrative Agent. PNC Bank agrees to act as the Administrative Agent on behalf of the Banks to the extent provided in this Agreement and the other Loan Documents.

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11.2     Delegation of Duties.

                  The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to engage and pay for the advice and services of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible to the Banks for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

11.3     Exculpatory Provisions.

                  Neither any of the Agents nor any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by a Borrower or any officer thereof contained in this Agreement, the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Notes or the other Loan Documents or for any failure of the Borrowers (or any of them) to perform their obligations hereunder or thereunder. The Agents shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Loan Documents, or to inspect the properties, books or records of the Borrowers (or any of them).

11.4     Reliance by Agents.

                  Each of the Agents shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to one or more of the Borrowers), independent accountants and other experts selected by such Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or the other Loan Documents unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Notes or the other Loan Documents in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the Notes.

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11.5     Notice of Default.

                  The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Bank or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Banks. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; provided that unless and until the Administrative Agent shall have received such directions, it may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

11.6     Non-Reliance on Agent and Other Banks.

                  Each Bank expressly acknowledges that neither any Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent hereinafter taken, including any review of the affairs of the Borrowers, shall be deemed to constitute any representation or warranty by any Agent to any Bank. Each Bank represents to the Agents that it has, independently and without reliance upon the Agents or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and made its own decision to make its Loans hereunder and enter into this Agreement and each other Loan Document to which it is a party. Each Bank also represents that it will, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly required to be furnished to the Banks by an Agent hereunder, the Agents shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrowers which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

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11.7     Indemnification.

                  The Banks agree to indemnify each of the Agents in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation, if any, of the Borrowers to do so) in U.S. Dollars, ratably according to their respective Total Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of this Agreement, the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Agent's gross negligence or willful misconduct. The agreements in this Section 11.7 shall survive the payment of the Notes and all other amounts payable hereunder.

11.8     Agents in Their Individual Capacities.

                  Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers (or any of them) as though such Agent were not an Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued or participated in by it, such Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Bank and may exercise the same as though it were not an Agent, and the terms "Bank" and "Banks" shall include the Agent in its individual capacity.

11.9     Successor Administrative Agent.

                  The Administrative Agent (a) may resign as Administrative Agent hereunder and under the other Loan Documents upon 30 days' notice to the Banks and SAC and (b) shall promptly resign upon the written request of the Required Banks. If the Administrative Agent shall resign, then the Required Banks shall appoint from among the Banks a successor Administrative Agent for the Banks, which appointment shall be subject to the approval of SAC (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent and the term "Administrative Agent" shall mean such successor agent effective upon its appointment and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or the other Loan Documents or any holders of the Notes. After any retiring Administrative Agent's resignation, the provisions of this Subsection 11.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

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11.10    Beneficiaries.

                  Except as expressly provided herein, the provisions of this
Section 11 are solely for the benefit of the Agents and the Banks, and the Borrowers shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, the Administrative Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrowers.

11.11    Co-Agents, Arranger and Lead Manager.

                  The Co-Agents and the Arrangers, in such respective capacities, shall have no duties or responsibilities under this Agreement or the other Loan Documents, but shall nevertheless be entitled to all of the indemnities and other protections afforded to the Administrative Agent under this Section 11.

11.12    Canadian Security Documents.
                  For greater certainty, and without limiting the powers of the Administrative Agent hereunder or under the Canadian Security Documents, each of the Banks hereby acknowledges that the Administrative Agent shall, for the purposes of holding any security granted under the Canadian Security Documents pursuant to the laws of the Province of Quebec to secure payment of the Debentures (or any similar instruments), be the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of Article 2692 of the Civil Code of Quebec) for all present and future Banks and in particular for all present and future holders of the Debentures. Each of the Banks hereby constitutes, to the extent necessary, the Administrative Agent as the holder of such irrevocable power of attorney (fonde de pouvoir) in order to hold security granted under the Canadian Security Documents in the Province of Quebec to secure the Debentures (or any similar instrument). Each assignee Bank shall be deemed to have confirmed and ratified the constitution of the Administrative Agent as the holder of such irrevocable power of attorney (fonde de pouvoir) by execution of the relevant Assignment and Acceptance. Notwithstanding the provisions of Section 32 of the Special Corporate Powers Act (Quebec), the Administrative Agent may acquire and be the holder of a Debenture (or any similar instrument). CC Canada hereby acknowledges that a Debenture executed by it constitutes a title of indebtedness, as such term is used in Article 2692 of the Civil Code of Quebec. Each of Gendow and Airborne will make a similar acknowledgement in the Canadian Guarantee to be executed by them. The Administrative Agent hereby acknowledges and accepts the Quebec Hypothecation Agreements forming part of the Canadian Security Documents and agrees to be bound by the provisions thereof.

                               12. MISCELLANEOUS

12.1     Amendments and Waivers.

                  Neither this Agreement, any Note any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. With the written consent of the Required Banks, the Administrative Agent and the Borrowers may, from time to time, enter into written amendments (including letter amendments), supplements or modifications hereto and to the Notes and the other Loan Documents for the purpose of adding any provisions to this Agreement, the Notes or any other Loan Document or changing in any manner the rights of the Banks or of the Borrowers hereunder or thereunder or waiving, on such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of this Agreement, the Notes or any other Loan Document or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall directly or indirectly (a) reduce the amount or extend the maturity of any Note or any installment thereof, or reduce the rate of interest or extend the time of payment of interest thereon, or reduce any fee payable to any Bank hereunder or extend the period for payment thereof, or change the duration or the amount of any Bank's Commitment, or amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Required Banks, or consent to the assignment or transfer by the Borrowers of any of their rights and obligations under this Agreement, the Notes and the other Loan Documents, release any material portion of the collateral subject to any Security Documents or release any Guarantor in each case without the written consent of all the Banks, or (b) amend, modify or waive any provision of Section 11 without the written consent of the then Agents. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Banks and shall be binding upon the Borrowers, the Banks, the Agents and all future holders of the Notes. In the case of any waiver, the Borrowers, the Banks and the Agents shall be restored to their former position and rights hereunder and under the outstanding Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

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12.2     Notices.

                  Any notice, request, demand, direction or other communication (for purposes of this Section 12.2 only, a "Notice") to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such Notice on a site on the World Wide Web (a "Website Posting") if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 12.2) in accordance with this Section 12.2; provided, however, that no requests or notices with respect to funding or utilization of the facilities, no payment notices, no notices of Events of Default and no requests for waivers or consents shall be valid if transmitted by email or Website Posting. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names on Schedule 12.2 hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 12.2. Any Notice shall be effective:

         (a) In the case of hand-delivery, when delivered;

         (i) If given by mail, four days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

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         (ii)     In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or an overnight courier delivery of a confirmatory Notice (received at or before noon on such next Business Day);

         (iii) In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

         (iv) In the case of electronic transmission, when actually received;

         (v) In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 12.2; and

         (vi) If given by any other means (including by overnight courier), when actually received.

                  Any Bank giving a Notice to a Borrower or any Guarantor shall concurrently send a copy thereof to the Administrative Agent, and the Administrative Agent shall promptly notify the other Banks of its receipt of such Notice.

12.3     No Waiver; Cumulative Remedies.

                  No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

12.4     Survival of Representations and Warranties.

                  All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Notes and the other Loan Documents.

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12.5     Payment of Expenses and Taxes.

                  Each of the Borrowers jointly and severally agrees (a) to pay or reimburse each of the Agents for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and the syndication of, this Agreement, the Notes, the other Loan Documents and any other documents executed and delivered in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to any Agent or any consultant retained by any Agent; (b) to pay or reimburse the Agents for all their out-of-pocket costs and expenses incurred in connection with any amendment, supplement or modification to this Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith, including without limitation, the reasonable fees and disbursements of counsel, (c) pay or reimburse each Bank and each Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes, the other Loan Documents and any such other documents, including, without limitation, reasonable fees and disbursements of counsel to an Agent and to the several Banks, (d) to pay, indemnify, and hold each Bank and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the other Loan Documents and any such other documents, and (e) to pay, indemnify, and hold each Bank and each Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Notes, the other Loan Documents and any such other documents (all the foregoing, collectively, the "indemnified liabilities"), provided, that the Borrowers shall have no obligation hereunder to any Agent or any Bank with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of such person or (ii) legal proceedings commenced against such person by any other Bank; provided that, it is understood and agreed that the term "indemnified liabilities" shall not include the out-of-pocket costs and expenses incurred by the Agents in developing, preparing, negotiating and executing the Term Sheet or this Agreement and the other Loan Documents. The agreements in this subsection shall survive repayment of the Notes and all other amounts payable hereunder. All references in this subsection to attorneys fees shall include the allocable costs of in-house legal services of any Agent.

12.6     Successors and Assigns.

         (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of a Borrower, the Administrative Agent, the Co-Agents or the Banks that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. The Borrowers may not assign or transfer any of their rights or obligations under this Agreement or the other Loan Documents without the prior written consent of each Bank.

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

         (b) Each Bank may, in accordance with applicable law, sell to any Bank or Affiliate thereof and, with the consent of SAC (which consent shall not be unreasonably withheld) and the Administrative Agent, to one or more banks or other financial institutions (each, a "Purchasing Bank") all or any part of its interests, rights and obligations under this Agreement, the Notes and the other Loan Documents (including all or a portion of its Commitment and the Loans at the time owing to it and the Notes held by it); provided, however, that (i) so long as the Commitments are then in effect, such assignment shall be in an amount not less than $2,500,000 (or such lesser amount as SAC and the Administrative Agent shall agree in their sole discretion), and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent and SAC for its acceptance and recording in the Register an Assignment and Acceptance, together with the Note or Notes subject to such assignment and a processing and recordation fee of $3,000 (said processing and recordation fee shall be waived until a successful syndication has been achieved). Upon acceptance and recording pursuant to paragraph (e) of this subsection 12.6, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof,
(A) such Purchasing Bank shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Bank under this Agreement and (B) the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement and the other Loan Documents, such Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of subsections 5.9, 5.10 and 5.11 (to the extent that such Bank's entitlement to such benefits arose out of such Bank's position as a Bank prior to the applicable assignment), as well as to any Commitment Fees accrued for its account and not yet paid). Such Assignment and Acceptance shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Bank and the resulting amounts and percentages held by the Banks arising from the purchase by such Purchasing Bank of all or a portion of the rights and obligations of such assigning Bank under this Agreement, the Notes and the other Loan Documents. Notwithstanding any provision of this subsection 12.6, the consent of SAC shall not be required for any assignment which occurs at any time when any of the events described in subsection 10(f) shall have occurred and be continuing.

         (c) By executing and delivering an Assignment and Acceptance, the assigning Bank thereunder and the Purchasing Bank thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Bank warrants that it is the legal and beneficial owner of the interest being assigned thereby, free and clear of any adverse claim and that its Commitment, and the outstanding balances of its Loans and L/C Obligations, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance,
(ii) except as set forth in (i) above, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto, or the financial condition of the Borrowers or any Subsidiary thereof or the performance or observance by the Borrowers or any Subsidiary thereof of any of its obligations under this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such Purchasing Bank confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to subsection 8.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such Purchasing Bank will independently and without reliance upon the Administrative Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (vi) such Purchasing Bank appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such Purchasing Bank agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Bank including, (A) if it is becoming a U.S. Dollar Bank and is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 5.10(b) to deliver the forms prescribed by the Internal Revenue Service of the United States certifying as to the Purchasing Bank's exemption from United States withholding taxes with respect to all payments to be made to the Purchasing Bank under this Agreement, and (B) if it is becoming a Canadian Funding Bank, its obligations under subsection 5.10(c) to provide information regarding its status for Canadian withholding tax purposes.

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         (d) The Administrative Agent shall maintain at its offices in East
Brunswick, New Jersey, a copy of each Assignment and Acceptance and the names and addresses of the Banks, and the Commitment of, and principal amount of the Loans and L/C Obligations owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and the Borrowers, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and any Bank at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Bank and a Purchasing Bank (and in the case of a Purchasing Bank that is not then a Bank or an Affiliate thereof, by SAC and the Administrative Agent) together with the Note or Notes subject to such assignment and the processing and recordation fee referred to in paragraph (b) above, the Administrative Agent shall promptly (i) accept such Assignment and Acceptance,
(ii) record the information contained therein in the Register and (iii) give notice thereof to the Banks. Within five Business Days after receipt of notice, the Borrowers, at their own expense, shall execute and deliver to the Administrative Agent, in exchange for the surrender of the original Note(s) (A)
(u) with respect to an assignment of the Acquisition Loan of any U.S. Dollar Bank, a new Acquisition Note to the order of such Purchasing Bank in an amount equal to the Acquisition Loan purchased, (v) with respect to an assignment of the Term Loan of any U.S. Dollar Bank, a new Term Note to the order of such Purchasing Bank in an amount equal to the Term Loan purchased, (w) with respect to an assignee of Revolving Credit Loans, a new Revolving Credit Note to the order of such Purchasing Bank in an amount equal to the Revolving Credit Commitment assumed, (x) with respect to the assignee of Canadian Dollar Revolving Credit Loans, a new Canadian Dollar Revolving Credit Note to the order of such Purchasing Bank in an amount equal to the Canadian Dollar Revolving Credit Commitment assumed by such Purchasing Bank, (y) with respect to the assignee of Canadian Dollar Term Loans, a new Canadian Dollar Term Loan Note to the order of such Purchasing Bank in an amount equal to the Canadian Dollar Term Loan Commitment assumed by such Purchasing Bank, (z) with respect to the assignee of Interim Revolving Credit Loans, a new Interim Revolving Credit Loan Note to the order of such Purchasing Bank in an amount equal to the Interim Revolving Credit Loan Commitment assumed by such Purchasing Bank and (aa) with respect to the assignee of Interim Term Loans, a new Interim Term Loan Note to the order of such Purchasing Bank in an amount equal to the Interim Term Loan Commitment assumed by such Purchasing Bank and (B) if the assigning Bank has retained a Commitment or a portion of the Acquisition Loans, Term Loans, Revolving Credit Loans, Canadian Dollar Revolving Credit Loans, Canadian Dollar Term Loans, Interim Revolving Credit Loans or Interim Term Loans, as the case may be, a new Acquisition Note, a new Term Note, a new Revolving Credit Note, a new Canadian Dollar Revolving Credit Note, a new Canadian Dollar Term Note, a new Interim Revolving Credit Note and/or a new Interim Term Note, as the case may be, to the order of such assignor in the respective amount equal to the Acquisition Loan retained by it, the Term Loan retained by it, the Revolving Credit Commitment retained by it, the Canadian Dollar Revolving Credit Commitment retained by it, the Canadian Dollar Term Note retained by it, the Interim Revolving Credit Commitment retained by it and/or the Interim Term Loan retained by it, as the case may be. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note(s); such new Notes shall be dated the date of the surrendered Notes which they replace and shall otherwise be in substantially the form of Exhibit A-1, A-2, A-3, A-4, A-5, A-6 or A-7 hereto, as appropriate. Canceled Notes shall be returned to SAC.

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         (f) Each Bank may without the consent of SAC or the Administrative
Agent (except to the extent provided below) sell participations to one or more banks or other entities (each a "Participant") in any Loan owing to such Bank, any Note held by such Bank, any Commitment of such Bank or any other interest of such Bank hereunder and under the other Loan Documents, provided, however, that
(i) such Bank's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Bank shall remain the holder of any such Note for all purposes under this Agreement and the other Loan Documents, (iv) the Borrowers, the Banks and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents, (v) in any proceeding under the Bankruptcy Code (or the equivalent proceedings of Canadian (federal or provincial) bankruptcy and insolvency legislation) the Bank shall be, to the extent permitted by law, the sole representative with respect to the obligations held in the name of such Bank, whether for its own account or for the account of any Participant, (vi) such Bank shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of this Agreement or the Note or Notes held by such Bank or any other Loan Document, other than any such amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest that forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan or Commitment, postpones any date fixed for any regularly scheduled payment of principal of, or interest or fees on, any such Loan, releases any guarantor of such Loan or releases all or substantially all of collateral, if any, securing any such Loan.

         (g) If amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement or any Note, provided that in purchasing such participation such Participant shall be deemed to have agreed to share with the Banks the proceeds thereof as provided in subsection 12.8. The Borrowers also agree that each Participant shall be entitled to the benefits of subsections 5.9, 5.10, 5.11 and 12.5 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided, that no Participant shall be entitled to receive any greater amount pursuant to such subsections than the assigning Bank would have been entitled to receive in respect of the amount of the participation transferred by such assigning Bank to such Participant had no such transfer occurred.

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         (h) If any Participant of a U.S. Dollar Bank is organized under the laws of any jurisdiction other than the United States or any state thereof, the assigning Bank, concurrently with the sale of a participating interest to such Participant, shall cause such Participant (i) to represent to the assigning Bank (for the benefit of the assigning Bank, the other Banks, the Administrative Agent and the Borrowers) that under applicable law and treaties no taxes will be required to be withheld by the Administrative Agent, the Borrowers or the assigning Bank with respect to any payments to be made to such Participant in respect of its participation in the Loans and (ii) to agree (for the benefit of the assigning Bank, the other Banks, the Administrative Agent and the Borrowers) that it will deliver, on or before the date such Participant purchases the related participation, the tax forms and other documents required to be delivered pursuant to subsection 5.10(b) and comply from time to time with all applicable U.S. laws and regulations with respect to withholding tax exemptions. In the case of an assigning Bank which is a Canadian Funding Bank, the assigning Bank, concurrently with the sale of a participating interest to such Participant, shall cause such Participant (i) to represent to the assigning Bank (for the benefit of the assigning Bank, the Administrative Agent and CC Canada) that it is not a non-resident of Canada for the purposes of Part XIII of the Income Tax Act (Canada) and that under applicable law and treaties no taxes will be required to be withheld by the Administrative Agent, the assigning Bank or CC Canada with respect to any payments to be made to such Participant in respect of its participation in the Loans and (ii) to agree (for the benefit of the assigning Bank, the Administrative Agent and CC Canada) that it will comply with subsection 5.10(c) and comply from time to time with all applicable Canadian laws and legislation and the administrative practice of Revenue Canada with respect to Canadian withholding taxes.

         (i) Any Bank may at any time assign all or any portion of its rights under this Agreement and the Notes issued to it to a Federal Reserve Bank; provided that no such assignment shall release a Bank from any of its obligations hereunder.

12.7     Disclosure of Information.

                  The Borrowers authorize each Bank to disclose to any Participant or Purchasing Bank and any prospective Participant or Purchasing Bank any and all information relating to the Borrowers and their Affiliates which has been furnished to such Bank by or on behalf of the Borrowers; provided that, each Bank agrees to cause each of its Participants or potential Participants to agree in favor of SAC and such Bank to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information provided to it by such Bank in connection with this Agreement; provided however, that any such agreement may allow such Participant or potential Participant to disclose such information (a) at the request of any bank regulatory authority or in connection with an examination of such Participant or potential Participant by any such bank regulatory authority, (b) pursuant to subpoena or other court process, (c) when required to do so in accordance with the provisions of any applicable law, (d) at the direction of any other agency of any State of the United States or of any other jurisdiction in which such Bank conducts its business, or (e) to such Participant's or potential Participant's independent auditors and other professional advisors; provided, further, that no Bank shall be required to take any actions to enforce or monitor any such agreements with its Participants or potential Participants or be responsible for any breaches thereof.

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12.8     Adjustments; Set-off.

         (a) Subject to subsection 10.2, if any Bank (a "benefited Bank") shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligation owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in subsection 10(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Bank, if any, in respect of such other Bank's Loans or the Reimbursement Obligation owing to it, or interest thereon, such benefited Bank shall purchase for cash from the other Banks such portion of each such other Bank's Loan or the Reimbursement Obligation owing to it, or shall provide such other Banks with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Bank to share the excess payment or benefits of such collateral or proceeds ratably with each of the Banks; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each of the Borrowers, jointly and severally agrees that each Bank so purchasing a portion of another Bank's Loan or Reimbursement Obligation may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Bank were the direct holder of such portion.

         (b) Notwithstanding anything to the contrary contained herein, it is understood and agreed that (i) no U.S. Dollar Bank shall be required to buy any participation or purchase any interest in any Canadian Dollar Revolving Credit Loans or Canadian Dollar Term Loans and (ii) no Canadian Dollar Bank shall be required to buy any participation or purchase any interest in any Revolving Credit Loans, Term Loans or Acquisition Loans or any Reimbursement Obligation; except to the extent, in each case, that a U.S. Dollar Bank is also a Canadian Dollar Bank or a Canadian Dollar Bank is also a U.S. Dollar Bank.

         (c) In addition to any rights and remedies of the Banks provided by law, upon the occurrence and during the continuance of an Event of Default, each Bank shall have the right, without prior notice to the Borrowers (or any of them), any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrowers hereunder or under the Notes (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Bank to or for the credit or the account of one or more Borrowers. Each Bank agrees promptly to notify SAC and the Administrative Agent after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application.


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12.9     Counterparts.

                  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with SAC, on behalf of the Borrowers, and each of the Banks.

12.10    Severability.

                  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.11    Power of Attorney.

                  Each Borrower other than SAC hereby grants to SAC an irrevocable power of attorney to act as its attorney-in-fact with regard to all matters relating to this Agreement, the Applications and each other Loan Document, including, without limitation, execution and delivery of any Notice of Borrowing, and amendments, supplements, waivers or other modifications hereto or thereto, receipt of any notices hereunder or thereunder and receipt of service of process in connection herewith or therewith and making all elections as to interest rates and interest payment dates. Each such Borrower hereby explicitly acknowledges that the Administrative Agent and each Bank has executed and delivered this Agreement and each other Loan document to which it is a party, and has performed its obligations under this Agreement and each other Loan Document to which it is a party, in reliance upon the irrevocable grant of such power of attorney pursuant to this subsection 12.11.

12.12    Judgment.

         (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding the day on which final judgment is given.

         (b) The obligation of the Borrowers in respect of any sum due to any Bank or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by such Bank or the Administrative Agent (as the case may be) of any sum adjudged to be so due in the Judgment Currency such Bank or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to such Bank or the Administrative Agent (as the case may be) in the Agreement Currency, each Borrower jointly and severally agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or the Administrative Agent (as the case may be) against such loss, and if the amount of the Agreement Currency so purchased exceeds the sum originally due to any Bank or the Administrative Agent (as the case may be), such Bank or the Administrative Agent (as the case may be) agrees to remit to such Borrower (as the case may be) such excess.

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12.13    Integration.

                  This Agreement and the other Loan Documents represent the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any other Agent or any Bank relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

12.14    GOVERNING LAW.

                  THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW JERSEY.

12.15    Submission to Jurisdiction; Waivers.

                  Each of the Borrowers hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or the Notes, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New Jersey, the courts of the United States of America for the District of New Jersey, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to SAC at its address set forth in Section 12.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

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12.16    Acknowledgements.

                  Each of Borrowers hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the Notes and the other Loan Documents;

         (b) neither the Administrative Agent nor any Bank has any fiduciary relationship to the Borrowers (or any of them) and the relationship hereunder between the Agents and Banks, on the one hand, and the Borrowers, on the other hand, is solely that of debtor and creditor; and

         (c) no joint venture exists among the Banks or among the Borrowers (or any of them) and the Banks.

12.17    Contribution.

         (a) On any date a payment in respect of the Obligations is made, the right of contribution, if any, of any Borrower and each Guarantor (each an "Obligor") against each Contributor shall be determined as provided in the immediately succeeding sentence, with the right of contribution of each Obligor to be revised and restated as of each such date. At any time that a payment (a "Relevant Payment") is made by an Obligor in respect of the Obligations (as such term is defined in the Loan Documents) and results in the aggregate payments made by such Obligor in respect of the Obligations to and including the date of such Relevant Payment to exceed such Obligor's Contribution Percentage of the aggregate payments made by all Obligors in respect of the Obligations to and including such date (such excess, the "Aggregate Excess Amount"), each such Obligor shall have a right of contribution against each Contributor who has made payments in respect of the Obligations to and including such date in an aggregate amount less than such Contributor's Contribution Percentage of the aggregate payments made to and including such date by all Obligors in respect of the Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Obligor and the denominator of which is the sum of the Aggregate Excess Amounts of all Obligors multiplied by (y) the Aggregate Deficit Amount of such Contributor. An Obligor's right of contribution, if any, pursuant to this paragraph shall arise at the time of each computation, subject to adjustment at the time of subsequent computations, provided that such Obligor may not take any action to enforce such right until the Obligations have been paid in full, it being expressly recognized and agreed by all Obligors that any Obligor's right of contribution arising pursuant hereto against any Contributor shall be expressly junior and subordinate to such Contributor's obligations and liabilities in respect of the Obligations. As used in this Section 12.17, "Contributor" shall mean each Obligor required to make any payment to any other Obligor pursuant to this Section 12.17, (ii) the "Contribution Percentage" of each Obligor shall mean the percentage obtained by dividing (x) the Benefit Amount of such Obligor by (y) the aggregate Benefit Amount of all Obligors and
(iii) the "Benefit Amount" of each Obligor shall mean the net value of the benefits to such Obligor from the credit extensions made under the Loan Documents.


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


         (b) Each of the Obligors recognizes and agrees that, except for any right of contribution arising pursuant to Section 12.17, each Obligor which makes any payment in respect of the Obligations shall have no right of contribution, reimbursement or subrogation against any other Obligor in respect of such payment, any such right of contribution, reimbursement or subrogation arising under law or otherwise being expressly waived by all Obligors.

         (c) Each of the Obligors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection each Obligor has the right to waive its contribution right against any Contributor to the extent that after giving effect to such waiver such Obligor would remain solvent in the determination of the Administrative Agent.

12.18    No Right of Contribution Upon the Occurrence of an Event of Default.

                  On and after the occurrence of an Event of Default hereunder, no U.S. Dollar Borrower shall seek or be entitled to any reimbursement from any other U.S. Dollar Borrower, or be subrogated to any rights of the Banks against the U.S. Dollar Borrowers, in respect of any payments made pursuant to the Loan Documents, until all amounts owing to the U.S. Dollar Banks hereunder and under the Notes and the Letters of Credit are paid in full.

12.19    WAIVERS OF JURY TRIAL.

                  EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT, THE CO-AGENTS AND THE ARRANGERS AND THE BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY MANDATORY COUNTERCLAIM THEREIN.


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
                                                                CREDIT AGREEMENT


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                         STANDARD AUTOMOTIVE CORPORATION

                         By:
                            --------------------------------
                                  Name:
                                  Title:


                         CRITICAL COMPONENTS CANADA LTD.

                         By:
                            --------------------------------
                                  Name:
                                  Title:


                         PNC BANK, NATIONAL ASSOCIATION, as
                         a Bank and as Administrative Agent


                         By:
                            --------------------------------
                                  Name:
                                  Title:


                         ING (U.S.) CAPITAL LLC, as a Bank
                              and as Syndication Agent

                         By:
                            --------------------------------
                                  Name:
                                  Title:


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


                         PNC CAPITAL MARKETS, INC., as an Arranger


                         By:
                            --------------------------------
                                  Name:
                                  Title:

                         ING BARINGS LLC, as an Arranger

                         By:
                            --------------------------------
                                  Name:
                                  Title:



                         SUMMIT BANK, as a Bank

                         By:
                            --------------------------------
                                  Name:
                                  Title:


                                      126